File Nos. 33-23453
                                                                        811-5632

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/


                         Post-Effective Amendment No. 35


      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  /X/


                                Amendment No. 38


                           FREMONT MUTUAL FUNDS, INC.
              (Exact Name of Registration as Specified in Charter)

                          333 Market Street, Suite 2600
                         SAN FRANCISCO, CALIFORNIA 94105
               (Address of Principal Executive Offices) (Zip Code)

               Registrant's Telephone Number, including Area Code:

                                 (415) 284-8733

                             Tina Thomas, Secretary
                           Fremont Mutual Funds, Inc.
                          333 Market Street, Suite 2600
                         SAN FRANCISCO, CALIFORNIA 94105
                     (Name and Address of Agent for Service)

                                    copy to:
                                  Julie Allecta
                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th floor
                          SAN FRANCISCO, CA 94104-2635


It is proposed that this filing will become effective (check appropriate box)

/X/  immediately upon filing pursuant to paragraph (b)
/ /  on pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)
/ /  on __________ pursuant to paragraph (a) of Rule 485
/ /  75 days after filing pursuant to paragraph (a)(ii)

FREMONT MUTUAL FUNDS

                       CONTENTS OF REGISTRATION STATEMENT

THIS REGISTRATION STATEMENT CONTAINS THE FOLLOWING DOCUMENTS:

FACING SHEET

CONTENTS OF REGISTRATION STATEMENT


PART A - PROSPECTUS FOR THE FOLLOWING FREMONT MUTUAL FUNDS:
         FREMONT GLOBAL FUND
         FREMONT INTERNATIONAL GROWTH FUND
         FREMONT EMERGING MARKETS FUND
         FREMONT GROWTH FUND
         FREMONT U.S. SMALL CAP FUND
         FREMONT U.S. MICRO-CAP FUND
         FREMONT REAL ESTATE SECURITIES FUND
         FREMONT BOND FUND
         FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
         FREMONT MONEY MARKET FUND


PART A - PROSPECTUS FOR THE FOLLOWING FREMONT MUTUAL FUND:
         FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

PART B - STATEMENT OF ADDITIONAL INFORMATION FOR THE FOLLOWING
         FREMONT MUTUAL FUNDS:
         FREMONT GLOBAL FUND
         FREMONT INTERNATIONAL GROWTH FUND
         FREMONT EMERGING MARKETS FUND
         FREMONT GROWTH FUND
         FREMONT U.S. SMALL CAP FUND
         FREMONT U.S. MICRO-CAP FUND
         FREMONT REAL ESTATE SECURITIES FUND
         FREMONT BOND FUND
         FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
         FREMONT MONEY MARKET FUND

PART B - STATEMENT OF ADDITIONAL INFORMATION FOR THE FOLLOWING FREMONT
         MUTUAL FUND: FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

PART C - OTHER INFORMATION

SIGNATURE PAGE

EXHIBITS

-----------------
FEBRUARY 10, 2000
-----------------

FREMONT MUTUAL FUNDS, INC.
PROSPECTUS

o    Global Fund

o    International Growth Fund

o    Emerging Markets Fund

o    Growth Fund

o    U.S. Small Cap Fund

o    U.S. Micro-Cap Fund

o    Real Estate Securities Fund

o    Bond Fund

o    California Intermediate Tax-Free Fund

o    Money Market Fund

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                                                   Fremont
                                                                    Funds [LOGO]

                                  [BLANK PAGE]

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------
FREMONT MUTUAL FUNDS
--------------------

Detailed descriptions of objectives and strategies, main risks, performance, fees, and portfolio management

Global Fund....................................................................2

International Growth Fund......................................................4

Emerging Markets Fund..........................................................6

Growth Fund ...................................................................8

U.S. Small Cap Fund ..........................................................10

U.S. Micro-Cap Fund ..........................................................12

Real Estate Securities Fund...................................................14

Bond Fund ....................................................................16

California Intermediate Tax-Free Fund.........................................18

Money Market Fund.............................................................20

Understanding Investment Risk.................................................22

About the Advisor ............................................................23

-----------------
SHAREHOLDER GUIDE
-----------------

Managing your Fremont account

Types of Accounts.............................................................25

How to Invest ................................................................26

How to Sell Your Shares ......................................................28

Dividends, Distributions, and Taxes ..........................................31

--------
APPENDIX
--------

Investment Terms .............................................................33

Financial Highlights .........................................................35

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

-------------------
FREMONT GLOBAL FUND
-------------------

OBJECTIVE AND STRATEGY

The Fremont Global Fund seeks to maximize total return while reducing risk by investing in U.S. and international stocks, bonds, and short-term securities
(cash).

The Fund seeks to minimize risk through prudent asset allocation among stocks, bonds, and cash (including stock and bond index futures), and through global diversification.

Normally, the Fund will invest in at least three countries, including the United States.

To determine the allocation to each asset class, Fund management:

o Develops forecasts of economic growth, inflation, and interest rates which they use to identify those regions and individual countries offering the best investment opportunities.

o Examines financial market valuations to determine the most advantageous mix of stocks, bonds, and cash.

o    Selects   individual   securities  based  on  intensive   quantitative  and
     fundamental analysis.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in both domestic and foreign securities. Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

Investing in any foreign or domestic stock, including stock index futures, carries a degree of risk. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Several factors may affect the Fund's investments in bonds or bond index futures; these include: changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions. Generally, when interest rates rise, the value of a bond will fall. These factors may lower the values of individual bonds or the entire bond portfolio.

Because the Fund's portfolio management team actively allocates money among different types of investments, investors are subject to the risk that the team's investment decisions may increase the potential for a loss, especially over short time periods.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 22.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees +                      (None)

Annual Fund Operating Expenses
  Deducted from Fund assets

Management Fees .....................   0.60%
Distribution (12b-1) Fees ...........    None
Other Expenses ......................   0.26%
  Total Annual Fund
    Operating Expenses ..............   0.86%

+ The Transfer Agent charges a $10 service fee on wire redemptions.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont Global Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$88       $274      $477      $1,061

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns for the past 10 years. The Fund commenced operations on November 18, 1988.

During the period shown in the bar chart, the highest return for a quarter was 15.99% for the quarter ending 12/31/99. The lowest return for a quarter was -8.93% for the quarter ending 9/30/98. Past performance is no indication of future performance.

ANNUAL PERFORMANCE

1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
------------------------------------------------------------------------------------------------
-1.77%    18.64%    5.21%     19.60%    -4.17%    19.28%    13.97%    9.93%     10.01%    22.35%

The "Comparative Returns" table compares the performance of the Fremont Global Fund to that of its benchmark indices:
Morgan Stanley Capital  International  Europe,  Australasia,  and Far East (MSCI
EAFE) Index; the Standard & Poor's 500(TM) Composite Stock (S&P 500) Index; the Salomon Smith Barney Non-U.S. Government Bond Index; and the Lehman Brothers Gov't./Corp. Bond Index. (See "Investment Terms" on page 33 for a description of these indices.)

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont Global Fund
1 Yr      5 Yrs     10 Yrs
--------------------------
22.35%    15.00%    10.95%

MSCI EAFE Index
1 Yr      5 Yrs     10 Yrs
--------------------------
26.96%    12.83%    7.02%

S&P 500(TM) Index
1 Yr      5 Yrs     10 Yrs
--------------------------
21.04%    28.54%    18.20%

Salomon Non-U.S. Gov't. Bond Index
1 Yr      5 Yrs     10 Yrs
--------------------------
-5.08%    5.90%     8.60%

Lehman Bros. Gov't./Corp. Bond Index
1 Yr      5 Yrs     10 Yrs
--------------------------
-2.15%    7.60%     7.65%

PORTFOLIO MANAGEMENT

The Fund is managed by a team of six portfolio managers (pictured) from Fremont Investment Advisors, Inc. On average, each of the managers has more than 20 years of investment experience.

In addition, five sub-advisors manage portions of the Fund, each with a different investment focus: Kern Capital Management LLC, small and micro-cap stocks; Sit Investment Associates, Inc., U.S. mid-cap stocks; Pacific Investment Management Company, global bonds; Capital Guardian Trust Company, international stocks; and Mellon Capital Management Corporation, U.S. and international stocks, bonds and short-term securities. For a discussion of the business experience of each of these sub-advisors, please turn to page 24.

[PHOTOS]
David L. Redo, Robert J. Haddick, Alexandra Kinchen

[PHOTOS]
Albert W. Kirschbaum, Peter F. Landini, Andrew Pang

Why is a "benchmark" index important?

Every mutual fund has to report its performance compared to a broad-based benchmark, such as the S&P 500 (TM) Index. Most often, the index tracks the performance of securities similar to those in which the fund invests.

A benchmark index can help investors judge how a fund has performed compared to an objective standard. When you compare your fund to the benchmark, remember that actively managed funds do not always invest in all the securities contained in an index. Therefore, a fund is likely to perform differently from its benchmark.

2 and 3

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

---------------------------------
FREMONT INTERNATIONAL GROWTH FUND
---------------------------------

OBJECTIVE AND STRATEGY

The Fremont Growth Fund seeks long-term capital appreciation by investing primarily in international stocks. Fund management focuses its investments on reasonably priced, high-quality companies that they believe are likely to grow over the long term.

Normally, Fund management will invest at least 90% of the Fund's total assets in securities of issuers based outside of the U.S. The Fund will also include investments in at least three countries outside of the U.S.

The Fund employs a unique multi-manager approach:

o The Fund's portfolio is divided into segments and independently managed by a team member.

o Portfolio managers benefit from far-reaching international research networks consisting of more than 150 investment professionals who annually visit approximately 15,000 firms in more than 65 countries around the world.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in foreign stocks. These risks include changing market conditions, economic and political instability, and changes in currency exchange rates.

Information on foreign companies is often limited, and financial information may be prepared following accounting rules that are different from those used by public companies in the United States.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 22.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees +                      (None)

Annual Fund Operating Expenses
  Deducted from Fund assets

Management Fees .....................   1.00%
Distribution (12b-1) Fees............   0.25%
Other Expenses ......................   0.49%
  Total Annual Fund
    Operating Expenses ..............   1.74%
  Less: Fees waived and
    Reimbursed ++ ...................   0.24%
Net Operating Expenses ..............   1.50%

+ The Transfer Agent charges a $10 service fee on wire redemptions. ++The Advisor is contractually obligated to limit the Fund's expenses to 1.50% until March 1, 2001.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont International Growth Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$153      $525      $921      $2,032

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 26.09% for the quarter ending 12/31/99. The lowest return for a quarter was -14.72% for the quarter ending 9/30/98. Past performance is no indication of future performance.

ANNUAL PERFORMANCE
1995      1996      1997      1998      1999
----------------------------------------------
7.21%     13.01%    -8.38%    9.81%     57.30%

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont International Growth Fund
                     Since
                   Inception
1 Yr      5 Yrs     (3/1/94)
-----------------------------
57.30%    13.91%    11.20%

MSCI EAFE Index
                    Since
1 Yr      5 Yrs     3/1/94
-----------------------------
26.96%    12.83%    10.84%

The table above compares the performance of the Fremont International Growth Fund to that of its benchmark index, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. (See "Investment Terms" on page 33 for a description of the index.) Capital Guardian Trust Company began managing the Fund on March 1, 1998.

PORTFOLIO MANAGEMENT

The Fremont International Growth Fund is managed by Sub-Advisor, Capital Guardian Trust Company. Capital Guardian Trust is part of The Capital Group Companies organization, which traces its roots back to 1931. As of December 31, 1999, Capital Guardian managed over $122 billion in assets primarily for institutional investors.

The members of the portfolio management team (pictured) have an average of 24 years of international investment experience.

[PHOTOS]
David I. Fisher, Nilly Sikorsky, Hartmut Giesecke

[PHOTOS]
Nancy J. Kyle, Robert Ronus, Lionel M. Sauvage

[PHOTOS]
Rudolf M. Staehlin, Richard N. Havas

How do shareholders benefit from the Fund's multi-manager approach?

Portfolio   management   believes  that  the   multi-manager   approach   offers
International Growth Fund shareholders several advantages:

o    Diversification in investment styles.

o Close monitoring of every stock in the portfolio by the person who knows it best.

o Reduced overall portfolio volatility-over any given period, the Fund's performance will never be as good as that of the best performing segment of the portfolio or as bad as the worst.

4 and 5

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

-----------------------------
FREMONT EMERGING MARKETS FUND
-----------------------------

OBJECTIVE AND STRATEGY

The Fremont Emerging Markets Fund seeks long-term capital appreciation by investing in stocks of companies in emerging or developing countries.

Around the globe, many countries that once relied on agriculture, natural resources, or low-level manufacturing are developing growing industrial economies. The Fund seeks to identify the stocks of companies with good prospects for growth, trading at reasonable prices.

Fund management establishes a country allocation policy, and members of the regional investment team conduct rigorous fundamental research, including company visits, to select individual stocks within each market.

The Fund will normally invest:

o At least 65% of its total assets in stocks of companies in emerging or developing countries.

o    In at least three emerging markets countries.

o In companies that earn at least 50% of their revenues from their activities in an emerging market country or that have at least 50% of their assets in these countries.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in foreign stocks. These risks include changing market conditions, economic and political instability, and changes in currency exchange rates. Underdeveloped and developing countries have a greater risk of political and economic instability, which may cause the Fund's investments to exhibit greater price movement and may be harder to sell than investments in more developed markets.

The Fund is also subject to the risks associated with investments in newly emerging companies, such as fast-changing earnings, competitive conditions, limited earnings history and a reliance on a limited number of products. Information on these companies is often limited.

As a non-diversified fund, the Fund may make larger investments in individual companies. Therefore, the Fund's share price may be more volatile than the share price of a diversified fund.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 22.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees +                      (None)

Annual Fund Operating Expenses
  Deducted from Fund assets

Management Fees .....................   1.00%
Distribution (12b-1) Fees............   0.25%
Other Expenses ......................   1.52%
  Total Annual Fund
    Operating Expenses ..............   2.77%
  Less: Fees waived and
    Reimbursed ++ ...................   1.27%
Net Operating Expenses ..............   1.50%

+ The Transfer Agent charges a $10 service fee on wire redemptions. ++The Advisor is contractually obligated to limit the Fund's expenses to 1.50% until March 1, 2001.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont Emerging Markets Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$153      $739      $1,352    $3,007

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 42.09% for the quarter ending 12/31/99. The lowest return for a quarter was -26.09% for the quarter ending 9/30/98. Past performance is no indication of future performance.

ANNUAL PERFORMANCE
1997      1998      1999
--------------------------
10.40%    -38.27%   90.51%

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont Emerging Markets Fund
       Since Inception
1 Yr.     (6/24/96)
----------------------
90.51%      7.40%

MSCI EMF Index
            Since
1 Yr.      6/24/96
----------------------
66.41%      1.47%

The table above compares the performance of the Fremont Emerging Markets Fund to that of its benchmark index, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index. (See "Investment Terms" on page 33 for a description of the index.)

PORTFOLIO MANAGEMENT

The Fremont Emerging Markets Fund is managed by Sub-Advisor CMG First State (Hong Kong) LLC, a member of the Colonial First State Investment Group (Colonial). As of December 31, 1999, Colonial managed over $28 billion in assets.

Portfolio manager, Henry Thornton, has managed the Fund since its inception in June 1996. Working out of Colonial's London office, Mr. Thornton is supported by investment teams based in London, Hong Kong and Singapore.

Mr. Thornton has over a decade of investment experience. He has been employed by Colonial since they assumed management of the Fund from Nicholas-Applegate Capital Management (Hong Kong) LLC in May 1999. Mr. Thornton was employed as a portfolio manager for Nicholas-Applegate since 1997. Prior to that, he spent seven years at Credit Lyonnais as an emerging markets portfolio manager.

[PHOTO]
Henry Thornton

What is an "emerging market" country?

The Fund makes investments in stocks of companies in "emerging market" countries. These countries are typically characterized as less developed, with relatively small numbers of publicly held companies within them. Usually, emerging market countries have relatively low per-capita income levels, but are trying to improve the performance of their economies.

Some current examples of emerging countries are Thailand, Turkey, India, Poland, South Africa, Israel, the Philippines, South Korea, Taiwan and certain Latin American countries.

6 and 7

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                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

-------------------
FREMONT GROWTH FUND
-------------------

OBJECTIVE AND STRATEGY

The Fremont Growth Fund seeks long-term capital appreciation by investing in the stocks of large U.S. companies. Normally, the Fund will invest at least 65% of its total assets in these large cap stocks.

With the help of quantitative analysis, Fund management seeks "growth at a reasonable price," meaning they look for stocks with superior growth prospects that are also good values. Their goal is to build a diversified portfolio with both growth potential and minimal risk.

When implementing this investment strategy, Fund management:

o Uses a sophisticated computer model to evaluate approximately 2,000 of the largest U.S. stocks.

o Identifies stocks that are relatively inexpensive and have rising earnings expectations.

o Aims to keep the portfolio turnover rate well below the industry average, which should reduce capital gains taxes.

MAIN RISKS

The Fund is designed for investors who understand the risks of investing in stocks and realize that the value of the Fund's investments and its shares may decline due to a drop in the stock markets.

The Fund intends to purchase stocks for the long term. However, sudden changes in the valuation, growth expectations, or risk characteristics, may cause the Fund to sell stocks after only a short holding period.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 22.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees +                      (None)

Annual Fund Operating Expenses
  Deducted from Fund assets

Management Fees .....................   0.50%
Distribution (12b-1) Fees ...........    None
Other Expenses ......................   0.32%
  Total Annual Fund
    Operating Expenses ..............   0.82%

+ The Transfer Agent charges a $10 service fee on wire redemptions.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont Growth Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$84       $262      $455      $1,014

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 22.13% for the quarter ending 12/31/98. The lowest return for a quarter was -13.42% for the quarter ending 9/30/98. Past performance is no indication of future performance.

ANNUAL PERFORMANCE
1993      1994      1995      1996      1997      1998      1999
------------------------------------------------------------------
6.41%     0.41%     33.60%    25.10%    28.96%    15.88%    17.19%

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont Growth Fund
                 Since Inception
1 Yr      5 Yrs     (8/14/92)
--------------------------------
17.19%    23.96%      17.97%

S&P 500(TM) Index
                      Since
1 Yr      5 Yrs      8/14/92
--------------------------------
21.04%    28.54%      21.10%

The table above compares the performance of the Fremont Growth Fund to that of its benchmark index, the Standard & Poor's 500(TM) Composite Stock (S&P 500) Index. (See "Investment Terms" on page 33 for a description of the index.)

PORTFOLIO MANAGEMENT

The Fremont Growth Fund is managed by Fremont Investment Advisors,  Inc. W. Kent
(Ken) Copa, CFA, vice president, is the portfolio manager of the Fund. The Fund is co-managed by Debra L. McNeill, CFA, and Peter F. Landini.

Mr. Copa was assistant portfolio manager for the Fund at its inception in 1992, and assumed the role of portfolio manager in 1995.

Ms. McNeill is a portfolio manager/ senior analyst who has been with the Advisor since 1996. She was previously employed as a portfolio manager with C.D. Bidwell & Associates for over five years.

Mr. Landini has managed the Fund since its inception in 1992.

[PHOTO]
W. Kent Copa

What do you mean by "growth at a reasonable price?"

Looking for "growth at a reasonable price" is one of several different approaches fund managers can use to help them pick which stocks to include in their portfolio. The Growth Fund's managers use this approach to look for stocks for which they can answer "yes" to the following two questions:

o    Does the stock show signs of superior growth?

o Is the stock available at an attractive price relative to its long-term growth rate?

Page 8 and 9

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

---------------------------
FREMONT U.S. SMALL CAP FUND
---------------------------

OBJECTIVE AND STRATEGY

The Fremont U.S. Small Cap Fund seeks long-term capital appreciation by investing in stocks of U.S. small cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 15% of companies listed on U.S. exchanges.

Normally, the Fund will invest at least 65% of its total assets in these U.S. small cap stocks. Fund management is committed to keeping a small cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the small cap capitalization range.

Fund management utilizes a fundamental research process to identify small companies with superior growth potential. This process includes analyzing financial statements, meeting with key corporate decision-makers and investigating competitors.

Fund management will normally:

o Focus on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer, and services.

o Use fundamental analysis to identify small, relatively unknown, and financially sound companies that exhibit the potential to become much larger and more successful.

o Seek to invest in companies whose superior growth potential has not yet been fully reflected in the firm's stock price.

MAIN RISKS

This Fund is designed for investors who are willing to accept the risks of investing in small company stocks and initial public offerings. These risks include a relatively short earnings history, competitive conditions, and a reliance on a limited number of products.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many small companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments, and its shares, may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 22.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees +                      (None)

Annual Fund Operating Expenses
  Deducted from Fund assets

Management Fees .....................   1.00%
Distribution (12b-1) Fees............   0.25%
Other Expenses ......................   0.90%
  Total Annual Fund
    Operating Expenses ..............   2.15%
  Less: Fees waived and
    Reimbursed ++ ...................   0.65%
Net Operating Expenses ..............   1.50%

+ The Transfer Agent charges a $10 service fee on wire redemptions. ++The Advisor is contractually obligated to limit the Fund's expenses to 1.50% until March 1, 2001.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont U.S. Small Cap Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$153      $610      $1,095    $2,432

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 62.16% for the quarter ending 12/31/99. The lowest return for a quarter was -25.02% for the quarter ending 9/30/98. Past performance is no indication of future performance.

ANNUAL PERFORMANCE
1998      1999
-----------------
17.63%    125.23%

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont U.S. Small Cap Fund
       Since Inception
1 Yr      (9/24/97)
----------------------
125.23%     50.65%

Russell 2000 Index
            Since
1 Yr       9/24/97
----------------------
21.26%      15.37%

The table above compares the performance of the Fremont U.S. Small Cap Fund to that of its benchmark index, the Russell 2000 Index. (See "Investment Terms" on page 33 for a description of the index.)

PORTFOLIO MANAGEMENT

The Fremont U.S. Small Cap Fund is managed by Sub-Advisor, Kern Capital Management LLC, (KCM). KCM was founded in 1997 by Robert E. Kern Jr., president and CEO, and David G. Kern, executive vice president. As of December 31, 1999, KCM managed over $1.6 billion in assets.

David Kern, CFA, has been lead portfolio manager of the Fund since its inception in 1997. The Fund is co-managed by Bob Kern, and Judy R. Finger, CFA.

Prior to forming KCM, David Kern was employed as a portfolio manager for Founders Asset Management from 1995 to 1997. Bob Kern was employed as a portfolio manager by Morgan Grenfell Asset Management for 10 years.

Ms. Finger, senior vice president, joined KCM in 1997. From 1995 to 1997, she was assistant portfolio manager for Delaware Management Company, Inc.

[PHOTO]
David G. Kern

What does "small cap" mean?

"Small cap" stocks that the Fund  invests in are  generally  the smallest 15% of
all  publicly  traded  U.S.  stocks.   As  of  December  31,  1999,  the  market
capitalizations of these stocks ranged from $10 million to $3.3 billion.

Generally, small cap companies are in the early stages of their development and have potential for rapid growth.

10 and 11

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

---------------------------
FREMONT U.S. MICRO-CAP FUND
---------------------------

OBJECTIVE AND STRATEGY

The Fremont U.S. Micro-Cap Fund seeks long-term capital appreciation by investing in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. exchanges.

Normally, the Fund will invest at least 65% of its total assets in these U.S. micro-cap stocks. Fund management is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

Fund management seeks to identify companies early in their growth cycle. Emphasis is placed on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. They may also consider companies whose growth potential has been enhanced by new products, new market opportunities, or new management. To select stocks, Fund management:

o Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer, and services.

o Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful.

o    Meets with corporate managers to discuss business plans and strategies.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founder, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 22.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees +                      (None)
Annual Fund Operating Expenses
  Deducted from Fund assets
Management Fees .....................   1.82%
Distribution (12b-1) Fees ...........    None
Other Expenses.......................    None
  Total Annual Fund
    Operating Expenses ++ ...........   1.82%

+ The Transfer Agent charges a $10 service fee on wire redemptions. ++The Advisor is contractually obligated to limit the Fund's expenses to 1.98% until March 1, 2001.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont U.S. Micro-Cap Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$185      $573      $985      $2,137

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 49.70% for the quarter ending 12/31/99. The lowest return for a quarter was -29.02% for the quarter ending 9/30/98. Past performance is no indication of future performance.

ANNUAL PERFORMANCE
1995      1996      1997      1998      1999
-----------------------------------------------
54.04%    48.70%    6.99%     2.86%     129.50%

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont U.S. Micro-Cap Fund
                      Since
                    Inception
1 Yr      5 Yrs     (6/30/94)
-----------------------------
129.50%   42.06%      37.94%

Russell 2000 Index
                      Since
1 Yr      5 Yrs      6/30/94
-----------------------------
21.26%    16.69%      16.07%

The table above compares the performance of the Fremont U.S. Micro-Cap Fund to that of its benchmark index, the Russell 2000 Index. (See "Investment Terms" on page 33 for a description of the index.)

PORTFOLIO MANAGEMENT

The Fremont U.S. Micro-Cap Fund is managed by Sub-Advisor, Kern Capital Management LLC, (KCM). KCM was founded in 1997, by Robert E. Kern, Jr., president and CEO, and David G. Kern, executive vice president. As of December 31, 1999, KCM managed over $1.6 billion in assets.

Bob Kern has been lead portfolio manager of the Fund since its inception in 1994. The Fund is co-managed by David Kern, CFA, and Judy R. Finger, CFA.

Prior to forming KCM, Bob Kern was employed as a portfolio manager by Morgan Grenfell Asset Management for 10 years, and David Kern was employed as a portfolio manager for Founders Asset Management from 1995 to 1997.

Ms. Finger, senior vice president, joined KCM in 1997. From 1995 to 1997, she was assistant portfolio manager for Delaware Management Company, Inc.

[PHOTO]
Robert E. Kern, Jr.

What is a "micro-cap" stock?

A "micro-cap" stock has a total stock market capitalization that places it among the smallest 5% of publicly traded stocks in the United States. As of December 31, 1999, the market capitalizations of these stocks ranged from $10 million to $710 million.

The Fund's investment universe represents the least efficient segment of the equities market and is a breeding ground for entrepreneurial companies. Micro-cap companies typically receive less Wall Street research coverage than larger public companies. The key to successful micro-cap investing is identifying these up-and-coming companies before they are recognized by others.

12 and 13

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

-----------------------------------
FREMONT REAL ESTATE SECURITIES FUND
-----------------------------------

OBJECTIVE AND STRATEGY

The Fremont Real Estate Securities Fund seeks a combination of income and long-term capital appreciation by investing in stocks of companies principally engaged in the real estate industry. Normally, the Fund will invest at least 65% of its total assets in these types of companies.

Fund management believes that the commercial real estate industry is in the early stages of a major transformation. Many privately held real estate empires are being replaced by financially strong, well-managed, publicly traded companies which own and operate commercial property throughout the U.S.

In seeking its objective, Fund management carefully:

o Monitors factors such as real estate trends and industry fundamentals of the different real estate sectors including office, apartment, retail, hotel, and industrial.

o Selects stocks by evaluating each real estate company's management record, earnings potential and value-relative to other publicly traded real estate companies.

The Fund will close to new investors when it reaches 0.3% of the Real Estate Investment Trust (REIT) market capitalization. As of December 31, 1999 the REIT market capitalization was approximately $120 billion.

MAIN RISKS

Since the Fund invests in stocks issued by real estate companies, investors are subject to the risk that the real estate sector of the market, as well as the overall stock market, could decline.

There is also the risk that real estate stocks could be adversely affected by events such as rising interest rates or changes in income tax regulations. The Fund may invest in small capitalization REITs that can change rapidly in price.

As a non-diversified fund, the Fund may make larger investments in individual companies. Therefore, the Fund's share price may change more frequently than the share price of a diversified fund.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 22.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees +                     (None)

Annual Fund Operating Expenses
  Deducted from Fund assets

Management Fees .....................   1.00%
Distribution (12b-1) Fees............   0.25%
Other Expenses ......................   0.63%
  Total Annual Fund
    Operating Expenses ..............   1.88%
  Less: Fees waived and
    Reimbursed ++ ...................   0.38%
Net Operating Expenses ..............   1.50%

+ The Transfer Agent charges a $10 service fee on wire redemptions. ++The Advisor is contractually obligated to limit the Fund's expenses to 1.50% until March 1, 2001.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont Real Estate Securities Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$153      $554      $981      $2,170

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 15.33% for the quarter ending 6/30/99. The lowest return for a quarter was -11.72% for the quarter ending 9/30/98. Past performance is no indication of future performance.

ANNUAL PERFORMANCE
1998      1999
---------------
-17.75%   2.28%

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont Real Estate Securities Fund
        Since Inception
1 Yr      (12/31/97)
-----------------------
2.28%       -8.97%

NAREIT Equity Index
            Since
1 Yr      12/31/97
-----------------------
-18.82%    -12.87%

The table above compares the performance of the Fremont Real Estate Securities Fund to that of its bench-mark index, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index. (See "Investment Terms" on page 33 for a description of the index.)

PORTFOLIO MANAGEMENT

The Fremont Real Estate Securities Fund is managed by Sub-Advisor, Kensington Investment Group. John P. Kramer and Paul Gray are co-founders of Kensington and co-portfolio managers of the Fund. Founded in 1993, Kensington specializes in the management of both publicly traded and non-traded real estate securities properties, managing over $130 million in assets as of December 31, 1999.

Mr. Kramer is president of Kensington and Mr. Gray is executive vice president, and both serve as portfolio managers at the firm. The two have been investing in public and private real estate companies since 1987.

[PHOTO]
John P. Kramer

What is a "REIT"?

A Real Estate Investment Trust or "REIT" (pronounced reet) is a corporation or business trust that owns, manages and develops pools of properties-from apartments and office buildings to self-storage facilities-for the benefit of investors. Like a stock, publicly traded REIT shares are traded freely and may be listed on a major stock exchange.

14 and 15

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

-----------------
FREMONT BOND FUND
-----------------

OBJECTIVE AND STRATEGY

The Fremont Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in debt securities such as corporate, mortgage-backed, international, and government bonds. Normally, the Fund will invest at least 65% of its total assets in these types of bonds.

In its effort to provide consistently attractive returns, Fund management:

o Focuses on three- to five-year economic, demographic, and political forecasts to identify long-term interest rate trends.

o    Annually   updates  its   long-term   outlook  by   determining  a  general
     maturity/duration range for the portfolio in relation to the market.

o    Manages duration to help control risk.

o Invests primarily in securities rated Aa or AA, or better, by Moody's or Standard & Poor's, respectively, or those of comparable quality.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in corporate, mortgage-backed, and government bonds. Bonds are subject to changes in value resulting from changes in interest rates. Generally, as interest rates rise, the value of a bond will fall.

Another risk of investing in bonds is that the issuer may be unable to make timely interest or principal payments. This credit risk also extends to bonds issued by foreign governments.

Changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions may lower the value of individual bonds or the entire bond portfolio. From time-to-time it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 22.

FEES AND EXPENSES*

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees +                      (None)

Annual Fund Operating Expenses
  Deducted from Fund assets

Management Fees .....................   0.40%
Distribution (12b-1) Fees ...........    None
Other Expenses ......................   0.27%
  Total Annual Fund
    Operating Expenses ..............   0.67%
  Less: Fees waived and
    Reimbursed ++ ...................   0.05%
Net Operating Expenses ..............   0.62%

*Expenses restated to reflect current fees.

+ The Transfer Agent charges a $10 service fee on wire redemptions. ++The Advisor is contractually obligated to waive 0.05% of the 0.15% administrative fee until March 1, 2001.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont Bond Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$63       $209      $368      $830

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 6.38% for the quarter ending 6/30/95. The lowest return for a quarter was -2.78% for the quarter ending 3/31/94. Past performance is no indication of future performance.

ANNUAL PERFORMANCE
1994      1995      1996      1997      1998      1999
--------------------------------------------------------
-4.01%    21.24%    5.22%     9.71%     9.99%     -1.24%

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont Bond Fund
                  Since Inception
1 Yr      5 Yrs     (4/30/93)
---------------------------------
-1.24%    8.74%       6.51%

Lehman Bros. Aggregate Bond Index
                      Since
1 Yr      5 Yrs      4/30/93
---------------------------------
-0.84%    7.73%       5.99%

The table above compares the performance of the Fremont Bond Fund to that of its benchmark index, the Lehman Brothers Aggregate Bond Index. (See "Investment Terms" on page 33 for a description of the index.) Pacific Investment Management Company began managing the Fund on March 1, 1994.

PORTFOLIO MANAGEMENT

The Fremont Bond Fund is managed by Sub-Advisor, Pacific Investment Management Company (PIMCO). William H. Gross, portfolio manager of the Fund since March 1994, is a founder and managing director of PIMCO. He has 28 years of professional fixed-income investment experience.

In addition to serving as the sub-advisor to the Fremont Bond Fund, PIMCO manages over $185 billion in fixed-income investments for institutional clients as of December 31, 1999.

[PHOTO]
William H. Gross

What do "maturity" and "duration" mean?

A bond's "maturity" is the date by which a bond issuer promises to repay the principal amount of the bond.

"Duration" measures how bond prices change in response to interest rate changes. Keeping duration at a relatively moderate level can help control risk inherent in a bond fund.

16 and 17

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

---------------------------------------------
FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
---------------------------------------------

OBJECTIVE AND STRATEGY

The Fremont California Intermediate Tax-Free Fund seeks to provide income that is free from both federal income taxes and California state income taxes. The Fund typically invests in intermediate-term California municipal bonds, and is intended for investment by California residents.

Normally, the Fund will invest at least 80% of its net assets in California municipal securities with a quality comparable to the four highest ratings categories of Moody's or Standard & Poor's. The average maturity of these intermediate-term securities is normally 3-10 years.

Fund management seeks to achieve its objective by:

o Identifying interest rate trends and shortening duration when interest rates are rising, and lengthening it when interest rates are coming down.

o Focusing on those market sectors and individual securities believed to be undervalued.

MAIN RISKS

The Fund is designed for investors who are California residents. Since the Fund concentrates its investments in California municipal securities, the value of your investment will be affected by factors that impact the California economy or its political, geographic, and demographic conditions. The value of individual bonds or the entire portfolio may be adversely impacted by changes that impact the ability of the state or local governments to impose taxes or authorize spending.

Changes in interest rates or the credit-worthiness of individual bond issuers may also depress the value of individual bonds or the entire bond portfolio. Generally, when interest rates rise, the value of a bond will fall. Occasionally it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.

As a non-diversified fund, the Fund may make larger investments in individual bond issuers or in issues of a single governmental unit. Therefore, the Fund's share price may change more frequently than the share price of a diversified fund.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 22.

FEES AND EXPENSES*

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees +                      (None)

Annual Fund Operating Expenses
  Deducted from Fund assets

Management Fees .....................   0.36%
Distribution (12b-1) Fees ...........    None
Other Expenses ......................   0.28%
  Total Annual Fund
    Operating Expenses ..............   0.64%
  Less: Fees waived and
    Reimbursed ++ ...................   0.15%
Net Operating Expenses ..............   0.49%

*Expenses restated to reflect current fees.

+ The Transfer Agent charges a $10 service fee on wire redemptions. ++The Advisor is contractually obligated to limit the Fund's expenses to 0.49% until March 1, 2001.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont California Intermediate
Tax-Free Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$50       $190      $342      $784

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 6.41% for the quarter ending 3/31/95. The lowest return for a quarter was -4.05% for the quarter ending 3/31/94. Past performance is no indication of future performance.

ANNUAL PERFORMANCE
1991      1992      1993      1994      1995      1996      1997      1998      1999
--------------------------------------------------------------------------------------
10.71%    7.30%     9.95%     -4.90%    14.89%    4.06%     7.27%     5.71%     -0.96%

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont California Intermediate
Tax-Free Fund
                 Since Inception
1 Yr      5 Yrs     (11/16/90)
--------------------------------
-0.96%    6.07%        5.89%

Lehman Bros. 5-Yr. State G.O. Index
                       Since
1 Yr      5 Yrs      11/16/90
--------------------------------
0.71%     5.75%        5.90%

The table above compares the performance of the Fremont California Intermediate Tax-Free Fund to that of its benchmark index, the Lehman Brothers 5-Year State General Obligation Index. (See "Investment Terms" on page 33 for a description of the index.) Rayner Associates, Inc. began managing the Fund on August 1, 1998.

PORTFOLIO MANAGEMENT

The Fremont California Intermediate Tax-Free Fund is managed by Sub-Advisor, Rayner Associates, Inc. Arno A. Rayner is the president of Rayner Associates and William C. Williams is the senior vice president of the firm. Both have served as portfolio managers at the firm since its founding in 1977, and now act as co-managers of the Fund.

As of December 31, 1999, Rayner Associates managed over $135 million in fixed income assets for private and public clients.

[PHOTO]
Arno A. Rayner

Important Tax Note:

A portion of the Fund's distribution may be subject to federal, state, or local taxes, or the alternative minimum tax (AMT).

Page 18 and 19

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

-------------------------
FREMONT MONEY MARKET FUND
-------------------------

OBJECTIVE AND STRATEGY

The Fremont Money Market Fund seeks to maximize current income consistent with preservation of capital and liquidity. The Fund invests primarily in high quality short-term money market instruments with maturities of 397 days or less.

Fund management believes it can deliver consistently superior performance by:

o    conducting independent research;

o    managing maturities; and

o    careful trading.

As it seeks to meet its objective, Fund management attempts to:

o    Determine short-term interest rate trends.

o Adjust average portfolio maturity to take advantage of interest rate forecasts. Generally, average maturity is shortened if interest rates are projected to trend higher, and lengthened if interest rates are projected to fall.

o Identify opportunities presented by companies offering higher yields than similarly rated firms.

MAIN RISKS

An investment in the Fremont Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

For more information on investment risks, please turn to page 22.

FEES AND EXPENSES*

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees +                      (None)

Annual Fund Operating Expenses
  Deducted from Fund assets

Management Fees .....................   0.21%
Distribution (12b-1) Fees ...........    None
Other Expenses ......................   0.21%
  Total Annual Fund
    Operating Expenses ..............   0.42%

*Expenses restated to reflect current fees.

+ The Transfer Agent charges a $10 service fee on wire redemptions.

EXAMPLE

The example below is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont Money Market Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$43       $135      $235      $530

This example assumes:

o You invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    Your investment has a 5% return each year.

o    The Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns for the past 10 years. The Fund commenced operations on November 18, 1988.

During the period shown in the bar chart, the highest return for a quarter was 2.30% for the quarter ending 6/30/89. The lowest return for a quarter was 0.64% for the quarter ending 3/31/94. Past performance is no indication of future performance.

ANNUAL PERFORMANCE
4.94%     7.95%     6.04%     3.37%     2.64%     3.96%     5.87%     5.28%     5.43%     5.41%
-----------------------------------------------------------------------------------------------
1990      1991      1992      1993      1994      1995      1996      1997      1998      1999

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont Money Market Fund
1 Yr      5 Yrs     10 Yrs
--------------------------
4.94%     5.39%     5.08%

IBC First Tier Taxable Average
1 Yr      5 Yrs     10 Yrs
--------------------------
4.48%     4.88%     4.68%

The table above compares the performance of the Fremont Money Market Fund to that of its benchmark index, the IBC Money Market First Tier Taxable Average. (See "Investment Terms" on page 33 for a description of the index.)

Yield Information
You can obtain the Fund's current 7-day yield any time by calling 800-548-4539 (press 3).

PORTFOLIO MANAGEMENT

The Fremont Money Market Fund is managed by Fremont Investment Advisors, Inc. Norman Gee is the portfolio manager of the Fund.

Mr. Gee has over 20 years of professional money market investment experience. He has served as portfolio manager of the Fund since its inception on November 18, 1988.

[PHOTO]
Norman Gee

Important Money Market Fund Features

The Fremont Money Market Fund has three features that should be of interest to people who have money to invest over the short term:

o Share price of $1.00 - The Fund is committed to maintaining a net asset value of $1.00 per share.

o    Monthly dividends - dividends are calculated daily and paid monthly.

o    Checkwriting - checks are free; a $250 minimum applies.

Page 20 and 21

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

UNDERSTANDING INVESTMENT RISK

GENERAL RISKS OF INVESTING
(All Funds)

o Market Risk: The market value of individual securities may go up or down, sometimes rapidly and unpredictably. These changes may occur over long or short periods of time, and may cause a Fund's shares to be worth more or less than they were at the time of purchase. Market risk could apply to individual securities, a segment of the market, or the market overall.

o Liquidity Risk: From time to time, certain Fund investments may be illiquid, or difficult to sell, and this could affect performance. If, for example, a Fund is not able to sell certain stocks or bonds at the desired time and price, this may limit its ability to buy other securities.

o Portfolio Turnover: The Funds generally intend to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that the investment has served its purpose. Also, stocks or bonds may be sold sooner than anticipated due to unexpected changes in the markets, or in the company that issued the securities. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate may result in higher costs relating to brokerage commissions, dealer mark-ups and other transaction costs. The sale of securities may also create taxable capital gains.

o Temporary Defensive Measures: From time to time, a Fremont mutual fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, a Fund cannot pursue its stated investment objective while taking these defensive measures.

--------------------------------------------------------------------------------

RISKS OF INVESTING IN FOREIGN SECURITIES
(Global Fund, International Growth Fund, and Emerging Markets Fund)

o Currency Risk: A Fund's portfolio may be affected by a change in the rate of exchange from local currencies to U.S. dollars or if a counterparty to a forward currency contract were unable to meet its obligation. Changes in exchange rates could reduce or even eliminate profits made on the investments in securities.

o Political and Economic Risk: A Fund's portfolio may be affected by social, political, or economic events occurring in the home countries of the issuers. Underdeveloped and developing countries may have relatively unstable governments and economies based on only a few industries. There is the possibility that government action or a change in political control in one or more of these countries could adversely affect the value of a Fund's portfolio.

o Information Risk: Companies in foreign countries are generally not subjected to the same accounting, auditing, and financial standards as U.S. companies. Their financial reports may not reflect the same information on the company as would be available in the U.S.

o Foreign Market Risk: Certain countries may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In certain markets there may not be protection against failure by other parties to complete transactions. Foreign stock exchanges may be less stringent in overseeing companies than those in the U.S.

     Additionally, the costs to buy and sell securities, including brokerage commissions, taxes, and custodian fees, are generally higher in foreign markets than for transactions in the U.S. markets.

o Euro Conversion Risk: Several European countries, including Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain, adopted a single uniform currency known as the "euro," effective January 1, 1999. As further European countries adopt the euro, the Funds and the Advisor will work with the providers of services to the Funds in the areas of clearance and settlement of trades to avoid any material impact on the Funds due to the euro conversion; there can be no assurance, however, that the steps taken by the Funds or the Advisor will be sufficient to avoid any adverse impact on the Funds.

RISKS OF INVESTING IN BONDS
(Global Fund, Bond Fund, and California Intermediate Tax-Free Fund)

o Interest Rate Risk: Fixed-rate debt securities will usually decline in value as interest rates rise, which will result in a decline in the value of a Fund.

o Credit Risk: A Fund's value may decline if any of the bonds it holds decrease in value because its issuer is unable to make interest or principal payments on the debt.

o Pre-payment Risk: If the principal amount of a mortgage-backed or other asset-backed security is paid off early, the fund may not be able to reinvest the proceeds at a comparable return rate.

--------------------------------------------------------------------------------

RISKS OF INVESTING IN REAL ESTATE SECURITIES
(Real Estate Securities Fund)

o Real Estate Securities Risk: The Fremont Real Estate Securities Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to general securities markets risks) because of its policy of concentrating investments in the securities of companies in the real estate industry. Certain REITs have relatively small capitalizations, which may tend to increase the volatility of the market price of securities issued by such REITs. Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. In addition, mortgage REITs may be affected by the ability of borrowers to repay the debt extended by the REIT on time. Equity REITs may be similarly affected by the ability of tenants to pay rent. In addition to these risks, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified.

ABOUT THE ADVISOR

Fremont Investment Advisors, Inc. (referred to as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides Fremont Mutual Funds (the "Funds") with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan and the Bechtel Foundation since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to service the Bechtel Group. The Advisor's Investment Committee oversees the portfolio management of the Funds.

What a Sub-Advisor does

In addition to directly managing some of the Funds, the Advisor has hired investment management firms (referred to as "sub-advisors") to manage the portfolios of certain funds. Sub-advisors are used to provide shareholders with access to world-class investment talent usually available only to the largest institutional investors. Even though the Advisor may hire sub-advisors, the Advisor may choose to manage all or a portion of each Fund's portfolio directly. Sub-advisors are paid by the Advisor and not by the Funds.

In 1996, the Funds and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. The Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes, including sub-advisory fees.

Kern Capital Management LLC, the sub-advisor to the Fremont U.S. Micro-Cap and Small Cap Funds, and a portion of the Fremont Global Fund, is partially owned by the Advisor.

                                                           (continued next page)
23

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

ABOUT THE ADVISOR (CON'T)

Additional Information on the Fremont Global Fund

The following details the business experience of the investment managers representing the Fremont Global Fund's five sub-advisors:

Kern Capital Management LLC (KCM) was founded in 1997 by Robert E. Kern, Jr., president and chief executive officer, and David G. Kern, CFA, executive vice president. Prior to forming KCM, Bob Kern was employed as a portfolio manager by Morgan Grenfell Asset Management for ten years. David Kern was employed as a portfolio manager for Founders Asset Management, from 1995 to 1997. Judy R. Finger, CFA, senior vice president, joined KCM in 1997. From 1995 to 1997, she was assistant portfolio manager for Delaware Management Company.

Eugene C. Sit, CFA, CPA founded Sit Investment Associates, Inc. (SIA) in 1981. Since the company's founding, he has served as chief investment officer, overseeing all investment decisions made by SIA's equity investment team.

Lee R. Thomas, III, managing director, manages Pacific Investment Management Company's (PIMCO's) portion of the Global Fund's assets. Mr. Thomas joined PIMCO in 1995.

The Capital Guardian Trust Company's (CGTC's) portion of the Global Fund is managed by a team of portfolio managers with an average of 24 years of international investing experience. CGTC is part of The Capital Group Companies organization, which traces its roots back to 1931.

Lex C. Huberts, director of Asset Allocation and Strategies, manages Mellon Capital Management Corporation's portion of the Global Fund using their Global Tactical Assset AllocationSM strategy. Mr. Huberts joined Mellon in 1992 as director of research and chairman of the Investment Research Committee and is now responsible for implementing U.S. and global asset allocation strategies.

--------------------------------------------------------------------------------

Management Fees

This table shows the management fee paid to the Advisor over the past fiscal year:

--------------------------------------------------------------------------------
FREMONT FUND                         ANNUAL RATE
--------------------------------------------------------------------------------
Global                                  0.60%
International Growth                    1.00%
Emerging Markets                        1.00%
Growth                                  0.50%
U.S. Small Cap                          1.00%
U.S. Micro-Cap                          1.82% +
Real Estate Securities                  1.00%
Bond                                    0.40%
California Intermediate Tax-Free        0.34%
Money Market                            0.21%

+The Advisor receives a single management fee from the Fund and is obligated to pay all Fund expenses except extraordinary expenses and interest, brokerage commissions, and other transaction charges relating to the Fund's investment activities.

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

TYPES OF ACCOUNTS AVAILABLE

Once you choose the mutual funds that are right for you, you should choose the type of account you want to invest in. Fremont offers you a variety of accounts designed for your investment needs. Review the types of accounts described below to find the account that is best for you.

----------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                             PURPOSE                                DESCRIPTION
----------------------------------------------------------------------------------------------------------------------
INDIVIDUAL                               For your general investment needs.     Individual accounts are owned by one
                                                                                person.
----------------------------------------------------------------------------------------------------------------------
JOINT TENANTS                            For the general investment needs of    Joint tenant accounts are owned by
                                         two or more people.                    more than
                                                                                one person.
----------------------------------------------------------------------------------------------------------------------
GIFT TO MINOR                            To invest for a minor's education or   Gift or Transfer to Minor (UGMA/UTMA)
                                         other future needs.                    custodial accounts provide a way to
                                                                                invest on behalf of a minor.
----------------------------------------------------------------------------------------------------------------------
TRUST                                    For money being invested by a trust,   The trust or plan must be established
                                         employee benefit plan, or              before an account can be opened.
                                         profit-sharing plan.
----------------------------------------------------------------------------------------------------------------------
CORPORATION, PARTNERSHIP OR OTHER        For investment needs of                You will need to provide a certified
ENTITY                                   corporations, associations,            corporate resolution with your
                                         partnerships, institutions, or other   application.
                                         groups.
----------------------------------------------------------------------------------------------------------------------

RETIREMENT ACCOUNTS These accounts require a specific application. To order, call 800-548-4539 (press 1).

----------------------------------------------------------------------------------------------------------------------
TRADITIONAL IRA                          Allows you to make deductible or       This type of retirement account
                                         non-deductible contributions to your   allows anyone under age 701/2 with
                                         retirement account, and defer paying   earned income to save up to $2,000
                                         taxes on your earnings until after     per tax year.  If your spouse has
                                         you withdraw the money from your       less than $2,000 in earned income,
                                         account - usually after retirement.    he or she may still contribute up to
                                                                                $2,000 to an IRA, as long as you and
                                                                                your spouse's combined earned income
                                                                                is at least $4,000.
----------------------------------------------------------------------------------------------------------------------
ROTH IRA                                 Allows you to make non-deductible      Single taxpayers with Adjusted Gross
                                         contributions to your retirement       Income (AGI) up to $95,000 per year,
                                         account today, and withdraw your       and married couples with AGI up to
                                         earnings tax-free after you are        $150,000 per year, may contribute up
                                         591/2 and have had the account for     to $2,000 each, or $4,000 per couple,
                                         at least 5 years.                      respectively, per year.
----------------------------------------------------------------------------------------------------------------------
SIMPLIFIED EMPLOYEE                      Allows owners and employees of small   SEP-IRAs allow small business owners
PENSION PLAN                             businesses with fewer than 5           or those with self-employment income
(SEP-IRA)                                employees to invest tax-deferred for   to make tax-deductible contributions
                                         retirement.                            of up to 15% of the first $160,000
                                                                                of compensation per year for
                                                                                themselves and any eligible
                                                                                employees.
----------------------------------------------------------------------------------------------------------------------
SIMPLE IRA                               Allows owners and employees of small   This type of IRA must be established
                                         businesses with 5 to 99 participants   by an employer (including a
                                         to invest tax-deferred for             self-employed person).
                                         retirement.                            SIMPLE IRAs enable all employees of
                                                                                the employer to invest up to $6,000
                                                                                of pre-tax income, deferring taxes
                                                                                until retirement.  The employer is
                                                                                also generally required to make a
                                                                                contribution for each employee who
                                                                                elects to contribute.
----------------------------------------------------------------------------------------------------------------------
OTHER                                                                           A Fremont Mutual Fund may be used as
RETIREMENT                                                                      an investment in many other kinds of
PLANS                                                                           employer-sponsored retirement
                                                                                plans.  All of these accounts need
                                                                                to be established by the trustee of
                                                                                the plan.
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO INVEST

There are a number of ways to invest with Fremont. The minimum initial investment is $2,000 for a regular account and $1,000 for an IRA. Establish an Automatic Investment Plan when opening an account and Fremont will waive the new account minimum.

----------------------------------------------------------------------------------------------------------------------
INVESTMENT METHOD                        TO OPEN AN ACCOUNT                     TO ADD TO YOUR INVESTMENT
----------------------------------------------------------------------------------------------------------------------
BY MAIL                                  Mail in an Account Application with    Mail your check or money order
                                         your check or money order payable to   payable to Fremont Mutual Funds for
                                         Fremont Mutual Funds.  Fremont will    $100 or more.
                                         not accept third party checks.
----------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                             Use the Telephone Exchange Privilege   Use the Telephone Exchange Privilege
(TELEPHONE EXCHANGE                      to move $2,000 or more ($1,000 for     to move your investment from one
PRIVILEGE)                               IRAs) from an existing Fremont Fund    Fremont fund to another.  Please
                                         account into a new, identically        note that exchanges between funds in
                                         registered account.  To use the        non-retirement accounts are subject
                                         Telephone Exchange Privilege, you      to capital gains taxes.
                                         must first sign up for the privilege
                                         by checking the appropriate box on
                                         your Account Application.  After you
                                         sign up, please allow time for
                                         Fremont to open your account.
----------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                             -                                      Transfer money from your bank to
(AUTOBUY PROGRAM)                                                               your Fremont account by telephone.
                                                                                You must sign up for this privilege
                                                                                on your Account Application, and
                                                                                attach a voided check.
----------------------------------------------------------------------------------------------------------------------
BY WIRE                                  -                                      Call 800-548-4539 (press 2) to
                                                                                request bank routing information for
                                                                                wiring your money to Fremont.  Not
                                                                                available for IRA accounts.
----------------------------------------------------------------------------------------------------------------------
BY AUTOMATIC                             -                                      Use the Automatic Investment Plan to
INVESTMENT PLAN                                                                 move money ($50 minimum) from your
                                                                                financial institution (via Automated
                                                                                Clearing House) to your Fremont
                                                                                account once or twice each month.
                                                                                For more information about the
                                                                                Automatic Investment Plan, see the
                                                                                text immediately below.  To
                                                                                participate, call to request an
                                                                                Automatic Investment Plan Request
                                                                                form.
----------------------------------------------------------------------------------------------------------------------

FREMONT MAKES IT EASY TO INVEST

The Automatic Investment Plan

This convenient service allows you to automatically transfer money once or twice a month from your pre-designated bank account to your Fremont account.

o    The amount of the monthly investment must be at least $50.

o Open your account with the Automatic Investment Plan, and we will waive the new account minimum.

o If your transfer date falls on a weekend or holiday, we will process the transaction on the previous business day.

To change the amount or frequency of your automatic investments, or to stop future investments, you must notify us in writing or by calling 800-548-4539 (press 2). We must receive your request at least 5 days prior to your next scheduled investment date.

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW WHEN MAKING AN INVESTMENT

How a mutual fund is priced

A Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Money Market Fund values its assets based on an amortized cost method which approximates value. This method is not affected by changes in the market.

All other Fremont Funds value their portfolio securities and assets using price quotes from the primary market in which they are traded. If prices are not readily available, values will be determined using a method adopted by the Funds' Board of Directors. This value may be higher or lower than the securities' closing price in their relevant markets.

Pricing foreign securities

Values of foreign securities are translated from the local currency into U.S. dollars using that day's exchange rates. Because of the different trading hours in various foreign markets, the calculation of NAV does not take place at the same time as the determination of the prices of many foreign securities held by the Funds. These timing differences may have a significant effect on a Fund's NAV.

When an order to buy (or sell) is considered received

Your investment and your application must both be received by Closing Time in order for you to receive that day's price.

All orders  received  after  Closing Time will be processed  with the next day's
NAV.

An order is considered received when the application (for a new account) or information identifying the account and the investment is received in good order by National Financial Data Services (NFDS), Fremont's transfer agent.

Other purchasing policies

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont Mutual Funds does not accept third party checks, cash, credit cards, or credit card checks.

If you purchase shares by check, and then you sell those shares, the payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or Autobuy, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

During times of drastic economic or market conditions, it may be difficult to purchase shares by telephone. The transfer agent will do its best to accommodate all Fremont shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

Abusive trading practices

Fremont does not permit excessive short-term trading, market-timing, or other abusive trading practices in our Funds. These practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. Fremont defines abusive trading practices as making six or more complete exchanges - into and out of - one fund within a 12-month period.

Fremont may modify exchange privileges by giving 60 days' written notice to shareholders.

Distribution plan fees

Several of the Fremont Funds have adopted a plan under Rule 12b-1 that allows the fund to pay for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Investing through other investment firms

You may purchase or redeem shares of the Funds through authorized broker-dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.

The Funds may compensate third-party service providers who perform shareholder servicing normally performed by the Funds.

27
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                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO SELL YOUR SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request is received in good order. We will not process a redemption request until the documentation described below has been received in good order by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

------------------------------------------------------------------------------------------------------
SELLING METHOD        FEATURES AND REQUIREMENTS
------------------------------------------------------------------------------------------------------
BY MAIL               Mail your instructions to:                  If you are using overnight mail:
                      Fremont Mutual Funds, Inc.                  Fremont Mutual Funds, Inc.
                      c/o National Financial Data Services        c/o National Financial Data Services
                      P.O. Box 419343                             330 W. 9th Street
                      Kansas City, MO  64121-9343                 Kansas City, MO  64105
------------------------------------------------------------------------------------------------------
BY TELEPHONE          The Telephone Redemption Privilege allows you to redeem your shares by
(TELEPHONE            phone.  You must make your telephone redemptions by Closing Time to
REDEMPTION            receive that day's price. You must provide written authorization to add this
PRIVILEGE)            privilege to your account prior to making the request.
------------------------------------------------------------------------------------------------------
BY AUTOMATIC          The Automatic Withdrawal Plan (explained more fully below) lets you set
WITHDRAWAL            up automatic monthly, quarterly, or annual redemptions from your account
PLAN                  in specified dollar amounts ($100 minimum).  To establish this feature, complete an Automatic Withdrawal Request form which is available by calling
                      800-548-4539 (press 2).
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HOW WOULD YOU LIKE TO RECEIVE YOUR MONEY?

o    By Check - Your check will be sent by regular mail to your address on file.

o    By Wire - There is a $10 service fee.

o By Electronic Transfer - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.
--------------------------------------------------------------------------------

SPECIAL SERVICES AVAILABLE:

Automatic Withdrawal Plan

This convenient service allows you to arrange to receive as little as $100 from a Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

o Redemptions by check will be made on the 15th and/or the last business day of the month.

o Redemptions made by electronic transfer will be made on the date you indicate on your Automatic Withdrawal Form.

o If the withdrawal date falls on a weekend or holiday we will process the transaction on the prior business day.

o You may also request automatic exchanges and transfers of a specified dollar amount.

Wire Transfer

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally, the wire transfer is processed the next business day. The
                                                           (continued next page)

28
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                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SPECIAL SERVICES AVAILABLE (CON'T)

money should arrive at your financial institution the same day the wire is sent.

In order to use the wire redemption feature, bank account instructions must be established prior to the requests. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.

Check Redemption Privilege

The Fremont Money Market Fund, the Fremont Bond Fund, and the Fremont California Intermediate Tax-Free Fund offer check redemption privileges for your account, except for retirement accounts. Please note that:

o    There is no charge for the checks.

o    The check must be written for at least $250.

o On the date that the check is presented for payment, the amount of the check will be deducted from your account.

o    You may not close your account by writing a check.

--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES:

How we determine the redemption price

The price at which your shares will be redeemed is determined by the time of day National Financial Data Services (NFDS), Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.

How to redeem at today's price

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to NFDS before Closing Time.

Redemptions in Kind

In extreme conditions, there is a possibility that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund.

About redemption checks

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 10 days. A Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than
                                                        (continued on next page)

--------------------------------------------------------------------------------

REDEMPTION CHECKLIST:

Fremont would like to fulfill your request to sell shares as quickly as possible. Here are reminders to help you avoid some of the common problems that can delay the sale process:

o Include all your account information - your name, the fund's name, and your account number.

o Provide your preferred redemption method - check, wire, or electronic transfer.

o Specify the dollar amount or number of shares you are redeeming. For IRA accounts, specify the percent of your holdings that you would like withheld for taxes.

o Have all account owners sign the letter of instruction - if you send us a letter of instruction, make sure that all account owners have signed the letter requesting the sale.

o Have signature(s) guaranteed when needed - review the signature guarantee requirements on page 30. Be sure to obtain a signature guarantee if your sale meets those requirements.

--------------------------------------------------------------------------------

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                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

OTHER POLICIES YOU SHOULD KNOW ABOUT (CON'T.)

the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee," please see below.

If your account balance falls below $1,500, the Fund has the right to redem your shares after giving you 30-days' notice.

When you can't redeem

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

During times of drastic economic or market conditions, it may be difficult to sell shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through by telephone.

When additional documentation is required

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. For more information, please call 800-548-4539 (press 2).

When you need a signature guarantee

Certain requests must include a signature guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o    You wish to redeem more than $50,000 worth of shares.

o The check is being mailed to an address different from the one on your account (address of record).

o    The check is being made payable to someone other than the account owner.

o    You are instructing us to change your bank account information.

How to obtain a signature guarantee

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800-548-4539 (press 2).

--------------------------------------------------------------------------------

MONITORING YOUR INVESTMENT

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings, and you can also find daily prices on the Fremont Funds Web site at www.fremontfunds.com 24 hours a day.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800-548-4539 (press 3).

Statements & Reports

In addition, you will receive statements and reports regarding your account on a regular basis:

o Confirmation statements will be sent when you make a transaction in your account or change your account registration.

o Quarterly statements for Fremont stock funds, with account information as of the end of March, June, September and December.

o Monthly statements are issued for the Fremont Money Market Fund, Fremont Bond Fund, and Fremont California Intermediate Tax-Free Fund.

o    Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800-548-4539 (press 2).

Account Access on the Internet

Shareholders can use our secure Web site at www.fremontfunds.com to:

o    Check current account balances;

o    View a portfolio;

o    Buy, exchange, or sell shares (some restrictions may apply);

o    View previous transactions; and

o    Order duplicate statements or reorder checkbooks.

Our Web site also provides fund performance, distribution schedules, forms and other in-depth information to help shareholders.

30
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                               SHAREHOLDER GUIDE
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DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND DISTRIBUTIONS

Dividends and capital gains distributions help your investment grow

When you open a taxable account, you should specify on your application how you would like to receive your dividends and capital gains distributions.

A Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when a Fund pays out gains realized on the sale of investment securities. Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. Long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months.

Five options are available

As an investor, there are five different ways you can choose to receive dividends and distributions:

o Automatically reinvest all dividends and capital gains distributions in additional shares.

o    Receive all distributions of income dividends and capital gains in cash.

o Receive income dividends and short-term capital gains distributions in cash and accept long-term capital gains distributions in additional shares.

o Automatically reinvest income distributions and short-term capital gains distributions and receive long-term gains distributions in cash.

o Invest all dividends and capital gains distributions in another Fremont Mutual Fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800-548-4539 (press 2).

Policies and Procedures

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

Your Tax ID Number is required

If you don't provide a correct Social Security or taxpayer identification number, the Fund is required by the IRS to withhold 31% from any dividend or redemption that you receive.

--------------------------------------------------------------------------------
FREMONT FUND                          DIVIDENDS               DISTRIBUTIONS
--------------------------------------------------------------------------------
Global                                Quarterly                 Annually
International Growth                  Annually                  Annually
Emerging Markets                      Annually                  Annually
Growth                                Annually                  Annually
U.S. Small Cap                        Annually                  Annually
U.S. Micro-Cap                        Annually                  Annually
Real Estate Securities                Quarterly                 Annually
Bond                                  Monthly                   Annually
California Intermediate Tax Free      Monthly                   Annually
Money Market                          Monthly                   Annually
--------------------------------------------------------------------------------

TAX CONSIDERATIONS

Tax planning is essential

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on these two pages does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

Distributions may be taxable.

A distribution is a payout of realized investment gains on securities in a Fund's portfolio. When, for example, a Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Distributions are subject to federal income tax, and may also be subject to state or local taxes.

                                                        (continued on next page)
31
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                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

TAX CONSIDERATIONS (CON'T)

Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

Capital gains are federally taxable

For federal tax purposes, each Fund's:

o Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

o Long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 20%).

Tax reporting

Every year,  Fremont  will send you and the  Internal  Revenue  Service  (IRS) a
statement,   called  a  Form  1099-DIV,  showing  the  amount  of  each  taxable distribution you received in the previous year.

Taxes on transactions

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Your redemptions-including exchanges between funds-are subject to capital gains tax.

Foreign income taxes

Dividends and interest from foreign issuers earned by a fund may be subject to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. These taxes are paid by the fund, not by you personally.

Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors.

U.S. shareholders may be entitled to a credit or deduction for foreign income taxes paid by Fremont's global and international funds.

Real Estate Investment Trust taxes

Real Estate Investment Trusts, or REITs, do not provide complete information about the taxability of their distributions until after the calendar year-end. For this reason the Fremont Real Estate Securities Fund may request permission each year from the IRS to extend the deadline for issuing Form 1099-DIV to February 28.

--------------------------------------------------------------------------------

                                INVESTMENT TERMS

Advisor - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

Automated Clearing House (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

Benchmark Index - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

Bond - An IOU issued by a government agency, municipality or private firm. The buyer of a bond is effectively loaning money to the bond issuer, who agrees to pay back the loan on a certain date in the future, and make interest payments during the life of the loan.

Bond Quality - Bonds are rated for their degree of investment risk, or credit-worthiness. Generally, a bond issuer that is considered less credit worthy must pay a higher interest rate to attract buyers. Ratings range from AAA (highly unlikely to default) to D (in default).

Broker-Dealer - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

Capital Gain - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if a fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

o Short-Term Gains - Capital gains on securities held for less than 12 months.

o    Long-Term Gains - Capital gains on securities held for more than 12 months.

Closing Time - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

Distribution - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the fund's investors based on the number of shares they hold.

Dividend - The payout of income earned on an investment to a  shareholder.  Like
other  mutual  funds,   Fremont  Mutual  Funds  periodically  pay  dividends  to
shareholders based on the income received from investments.

Duration - Measures how sensitive a bond's price is to interest rate changes.

Emerging Market - A less developed market in a country with a low per capita income.

Forward Contract - An agreement to purchase or sell a certain quantity of an investment (such as government bonds) at an agreed upon price on a specified date in the future.

Global - Refers to a mutual fund or investment strategy that invests all over the world, including the United States.

IBC Money Market Insight Index - Based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the IBC Financial Data's Moneyfund Report.

Index Futures - An agreement to purchase or sell a certain quantity of all the securities that make up an index (such as the stocks that comprise the S&P 500 Index) at an agreed upon price on a specified date in the future.

Interest Rate - The rate that a borrower pays a money lender for the use of money. If the issuer of a bond (a government or corporation, for example) pays $1,200 per year for a $10,000 bond, the interest rate is 12%.

Intermediate-Term - For bonds, a bond that matures most commonly in 3 to 10 years.

International - Refers to a mutual fund or investment strategy that invests outside the United States.

Lehman Brothers Aggregate Bond Index - Covers the U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

Lehman Brothers Government/Corporate Bond Index - Includes all investment grade government and corporate bonds with a maturity between 1 and 10 years.

Liquidity - The ability to buy or sell an investment quickly without affecting its price.

Market Capitalization (Market Cap) - The market value of a corporation's stock, determined by multiplying the number of stock shares issued by the market price of a share of stock. Investment managers often use market capitalization as one investment criterion, requiring, for example, that a company have a market capitalization of $100 million or more to qualify as an investment.

Maturity - A bond's "maturity" is the date by which a bond issuer promises to repay the principal amount of the bond.

Money Market - The market for short-term debt instruments (such as certificates of deposit, U.S. Treasury bills and discount notes issued by federal government agencies).

Moody's Investors Service (Moody's) - a national recognized statistical rating organization which evaluates the creditworthiness of an issuer in terms of their capacity and willingness to meet a financial commitment on a bond or commercial paper.

Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index - Composed of all publicly traded stocks issued by 22 countries, including Argentina, Brazil, Chile, Greece, India, Israel, Malaysia, Mexico, the Philippines, Poland, and Thailand.

                                INVESTMENT TERMS

Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - Composed of all of the publicly traded stocks in 20 developed markets. Among the countries included are Australia, France, Germany, Italy, Japan, Singapore, Spain and the United Kingdom.

Mutual Fund - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

Non-Diversified Mutual Fund - A mutual fund that is allowed by its prospectus to make large investments in a relatively small number of stocks or bonds.

NAREIT (National Association of Real Estate Investment Trusts) Index - Measures all Real Estate Investment Trusts (REIT) listed on the New York Stock Exchange, American Stock Exchange and NASDAQ National Market System. The index is weighted to reflect the total market value of the REITs included.

Net Asset Value (or NAV) - The price of a single fund share. Calculated by adding up the value of all the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

No-Load Mutual Fund - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

Portfolio - An investor's or a Fund's combined holdings.

Portfolio Turnover - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

Real Estate Investment Trust (REIT) - A corporation or business trust that owns, manages and/or develops pools of properties - from apartments and office buildings to self-storage facilities for the benefit of investors. Like a stock, publicly traded REIT shares are traded freely and may be listed on a major stock exchange.

Redemption - The act of selling shares of a mutual fund.

Russell 2000 Index - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stocks.

Russell 3000 Index - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Salomon Smith Barney Non-U.S. Government Bond Index - Tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, and the United Kingdom.

Security - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security. A stock certificate signifies partial ownership of a corporation. A bond demonstrates that the possessor is owed money by a corporation or government body.

Signature Guarantee - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor" - a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

S&P 500 Composite Stock Price Index - A widely- recognized unmanaged index of 500 common stock prices.

Standard & Poor's Rating Services (S&P) - a national recognized statistical rating organization which evaluates the creditworthiness of an issuer in terms of their capacity and willingness to meet a financial commitment on a bond or commercial paper.

Stock - A share of ownership in a corporation.

Sub-Advisor - A firm hired by the advisor of a fund to manage or co-manage that fund's investment portfolio.

Transfer Agent - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

Wire - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.

                              FINANCIAL HIGHLIGHTS

The financial highlights of the Funds presented here and the pages following have been audited by PricewaterhouseCoopers, LLP, independent accountants. Their report covering each of the five fiscal years in the period ended October 31, 1999, is included in the Fund's Annual Report.

GLOBAL FUND                                                               YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ------------------------------------------------------------------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    14.13    $    14.16    $    15.11    $    14.24    $    13.13
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                            .41           .34           .45           .39           .40
         Net realized and unrealized gain                1.89           .17          1.31          1.49          1.24
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                  2.30           .51          1.76          1.88          1.64
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.50)         (.25)         (.52)         (.44)         (.50)
         From net realized gains                        (1.18)         (.29)        (2.19)         (.57)         (.03)
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                         (1.68)         (.54)        (2.71)        (1.01)         (.53)
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $    14.75    $    14.13    $    14.16    $    15.11    $    14.24
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                           17.37%         3.62%        13.01%        13.72%        12.78%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  686,808    $  631,165    $  665,747    $  572,150    $  482,355
   Ratio of expenses to average net assets               .86%          .85%          .85%          .87%          .88%
   Ratio of net investment income
      to average net assets                             2.85%         2.80%         2.66%         2.66%         2.98%
   Portfolio turnover rate                               113%           75%           48%           71%           83%

INTERNATIONAL GROWTH FUND                                                 YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ------------------------------------------------------------------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    10.34    $    10.37    $    10.40    $     9.72    $     9.79
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                      --3          .05           .02          (.02)          .10
         Net realized and unrealized gain (loss)         3.69           .03          (.02)          .71          (.09)
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                  3.69           .08            --           .69           .01
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.01)           --            --          (.01)         (.08)
         From net realized gains                        (1.01)         (.11)         (.03)           --            --
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                         (1.02)         (.11)         (.03)         (.01)         (.08)
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $    13.01    $    10.34    $    10.37    $    10.40    $     9.72
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                           38.70%1         .80%1       -0.01%         7.07%         0.13%
RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   59,974    $   41,623    $   38,643    $   35,273    $   32,156
   Ratio of net expenses to average net assets2         1.50%         1.50%         1.50%         1.50%         1.50%
   Ratio of gross expenses to average net assets2       1.74%         1.65%         1.50%         1.50%         1.50%
   Ratio of net investment income (loss)
      to average net assets                              .04%          .53%          .34%         -.20%         1.19%
   Portfolio turnover rate                                76%          106%           95%           74%           32%

For footnote references, see "Notes to Financial Highlights" on page 40.

                              FINANCIAL HIGHLIGHTS

EMERGING MARKETS FUND                                       YEAR ENDED OCTOBER 31           PERIOD FROM
-----------------------------------------------------------------------------------------    6/24/96 TO
                                                      1999          1998          1997        10/31/96
                                                   ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $     5.89    $     9.58    $     9.62    $    10.00
                                                   ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                    (.04)          .09           .17           .10
         Net realized and unrealized gain (loss)         2.17         (3.64)         1.03          (.41)
                                                   ----------    ----------    ----------    ----------
            Total investment operations                  2.13         (3.55)         1.20          (.31)
                                                   ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                        --            --          (.06)         (.07)
         From net realized gains                           --          (.14)        (1.18)           --
                                                   ----------    ----------    ----------    ----------
            Total distributions                            --          (.14)        (1.24)         (.07)
                                                   ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $     8.02    $     5.89    $     9.58    $     9.62
                                                   ==========    ==========    ==========    ==========

TOTAL RETURN1                                          36.16%       -37.59%        12.55%        -3.12%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   11,588    $    8,742    $   12,175    $    3,772
   Ratio of net expenses to average net assets2         1.50%         1.50%          .26%            --
   Ratio of gross expenses to
      average net assets2                               2.77%         2.34%         2.63%         4.95%*
   Ratio of net investment income (loss)
      to average net assets                             -.70%          .99%         2.04%         3.32%*
   Portfolio turnover rate                               148%          135%          208%            7%


U.S. MICRO-CAP FUND                                                       YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ------------------------------------------------------------------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    16.34    $    22.69    $    19.63    $    14.34    $    10.34
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment (loss)                           (.18)         (.25)         (.10)         (.04)         (.05)
         Net realized and unrealized gain (loss)        17.94         (4.86)         5.60          5.83          4.05
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                 17.76         (5.11)         5.50          5.79          4.00
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                        --            --            --            --            --
         From net realized gains                        (5.74)        (1.24)        (2.44)         (.50)           --
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                         (5.74)        (1.24)        (2.44)         (.50)           --
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $    28.36    $    16.34    $    22.69    $    19.63    $    14.34
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                          110.46%       -23.45%        28.80%1       41.46%1       38.68%1

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  300,503    $  120,016    $  171,507    $  102,481    $    7,792
   Ratio of net expenses to average net assets2         1.82%         1.94%         1.88%         1.96%         2.04%
   Ratio of gross expenses to
      average net assets2                               1.82%         1.94%         1.90%         2.22%         2.50%
   Ratio of net investment (loss)
      to average net assets                             -.97%        -1.22%         -.67%         -.51%         -.67%
   Portfolio turnover rate                               164%          170%          125%           81%          144%

For footnote references, see "Notes to Financial Highlights" on page 40.

                              FINANCIAL HIGHLIGHTS

U.S. SMALL CAP FUND                                  YEAR ENDED OCTOBER 31    PERIOD FROM
---------------------------------------------------------------------------    9/24/97 TO
                                                      1999          1998        10/31/97
                                                   ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $     8.87    $     9.57    $    10.00
                                                   ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income (loss)                    (.02)         (.04)          .02
         Net realized and unrealized gain (loss)         7.49          (.66)         (.42)
                                                   ----------    ----------    ----------
            Total investment operations                  7.47          (.70)         (.40)
                                                   ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                        --            --3         (.02)
         From net realized gains                         (.60)           --3         (.01)
                                                   ----------    ----------    ----------
            Total distributions                          (.60)           --3         (.03)
                                                   ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $    15.74    $     8.87    $     9.57
                                                   ==========    ==========    ==========

TOTAL RETURN1                                          84.60%        -7.29%        -4.06%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   29,579    $    7,367    $    5,350
   Ratio of net expenses to average net assets2         1.50%         1.50%         1.50%*
   Ratio of gross expenses to
      average net assets2                               2.15%         2.85%         3.32%*
   Ratio of net investment income (loss)
      to average net assets                             -.75%         -.52%         1.81%*
   Portfolio turnover rate                               161%          273%            8%

GROWTH FUND                                                              YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ----------    ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    15.56    $    14.96    $    15.02    $    13.06    $    10.46
                                                   ----------    ----------    ----------    ----------    ----------
         INCOME FROM INVESTMENT OPERATIONS
         Net investment income                            .14           .20           .20           .10           .13
         Net realized and unrealized gain                3.20           .87          3.43          2.65          2.74
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                  3.34          1.07          3.63          2.75          2.87
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.16)         (.17)         (.22)         (.08)         (.17)
         From net realized gains                        (3.04)         (.30)        (3.47)         (.71)         (.10)
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                         (3.20)         (.47)        (3.69)         (.79)         (.27)
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $    15.70    $    15.56    $    14.96    $    15.02    $    13.06
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN                                           24.24%         7.30%        29.26%        22.06%        28.12%1

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  142,759    $  159,375    $  147,641    $   78,624    $   59,632
   Ratio of net expenses to average net assets2          .82%          .82%          .85%          .92%          .97%
   Ratio of gross expenses to
      average net assets2                                .82%          .82%          .85%          .92%         1.01%
   Ratio of net investment income
      to average net assets                              .82%         1.25%         1.44%          .75%         1.02%
   Portfolio turnover rate                                80%          111%           48%          129%          108%

For footnote references, see "Notes to Financial Highlights" on page 40.

                              FINANCIAL HIGHLIGHTS

REAL ESTATE SECURITIES FUND
---------------------------------------------
                                                YEAR ENDED
                                                OCTOBER 31   DECEMBER 31,
                                                   1999          1997
                                                ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD      $     7.98    $    10.00
                                                ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                         .35           .19
         Net realized and unrealized (loss)           (.34)        (2.07)
                                                ----------    ----------
            Total investment operations                .01         (1.88)
                                                ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                   (.39)         (.14)
         From net realized gains                        --            --
         Return of capital distribution               (.09)           --
                                                ----------    ----------
            Total distributions                       (.48)         (.14)
                                                ----------    ----------

      NET ASSET VALUE, END OF PERIOD            $     7.51    $     7.98
                                                ==========    ==========

TOTAL RETURN1                                        -.07%       -18.78%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)     $   31,499    $   33,482
   Ratio of net expenses to
      average net assets2                            1.50%         1.09%*
   Ratio of gross expenses to
      average net assets2                            1.88%         1.80%*
   Ratio of net investment income
      to average net assets                          4.32%         4.10%*
   Portfolio turnover rate                            198%          196%


BOND FUND                                                                YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ----------    ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    10.44    $    10.23    $     9.99    $    10.13    $     9.29
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                            .60           .60           .67           .67           .65
         Net realized and unrealized gain (loss)         (.60)          .41           .25           .11           .83
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                    --          1.01           .92           .78          1.48
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.60)         (.62)         (.66)         (.70)         (.64)
         From net realized gains                         (.18)         (.18)         (.02)         (.22)           --
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                          (.78)         (.80)         (.68)         (.92)         (.64)
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $     9.66    $    10.44    $    10.23    $     9.99    $    10.13
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN1                                            .01%        10.31%         9.54%         8.18%        16.49%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  184,435    $  228,001    $   90,302    $   70,577    $   86,343
   Ratio of net expenses to
      average net assets2                                .60%          .60%          .61%          .68%          .60%
   Ratio of gross expenses to
      average net assets2                                .67%          .72%          .76%          .83%          .75%
   Ratio of net investment income
      to average net assets                             6.01%         5.92%         6.40%         6.82%         6.69%
   Portfolio turnover rate                               298%          256%          191%          154%           21%

For footnote references, see "Notes to Financial Highlights" on page 40.

                              FINANCIAL HIGHLIGHTS

MONEY MARKET FUND                                                         YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ----------    ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                            .05           .05           .05           .05           .06
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                   .05           .05           .05           .05           .06
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.05)         (.05)         (.05)         (.05)         (.06)
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                          (.05)         (.05)         (.05)         (.05)         (.06)
                                                   ----------    ----------    ----------    ----------    ----------
      NET ASSET VALUE, END OF PERIOD               $     1.00    $     1.00    $     1.00    $     1.00    $     1.00
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN1                                           4.89%         5.45%         5.39%         5.34%         5.84%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $  760,950    $  717,291    $  433,152    $  329,652    $  299,312
   Ratio of net expenses to average net assets2          .37%          .29%          .30%          .31%          .30%
   Ratio of gross expenses to
      average net assets2                                .42%          .44%          .45%          .46%          .45%
   Ratio of net investment income
      to average net assets                             4.83%         5.33%         5.26%         5.22%         5.70%


CALIFORNIA INTERMEDIATE TAX-FREE FUND                                     YEAR ENDED OCTOBER 31
---------------------------------------------------------------------------------------------------------------------
                                                      1999          1998          1997          1996          1995
                                                   ----------    ----------    ----------    ----------    ----------
SELECTED PER SHARE DATA
   for one share outstanding during the period
      NET ASSET VALUE, BEGINNING OF PERIOD         $    11.25    $    10.99    $    10.80    $    10.86    $    10.13
                                                   ----------    ----------    ----------    ----------    ----------
      INCOME FROM INVESTMENT OPERATIONS
         Net investment income                            .51           .51           .51           .52           .53
         Net realized and unrealized gain (loss)         (.58)          .26           .20          (.03)          .73
                                                   ----------    ----------    ----------    ----------    ----------
            Total investment operations                  (.07)          .77           .71           .49          1.26
                                                   ----------    ----------    ----------    ----------    ----------
      LESS DISTRIBUTIONS
         From net investment income                      (.51)         (.51)         (.51)         (.52)         (.53)
         From net realized gains                           --            --          (.01)         (.03)           --
                                                   ----------    ----------    ----------    ----------    ----------
            Total distributions                          (.51)         (.51)         (.52)         (.55)         (.53)
                                                   ----------    ----------    ----------    ----------    ----------

      NET ASSET VALUE, END OF PERIOD               $    10.67    $    11.25    $    10.99    $    10.80    $    10.86
                                                   ==========    ==========    ==========    ==========    ==========

TOTAL RETURN1                                           -.68%         7.16%         6.75%         4.63%        12.77%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)        $   63,919    $   64,011    $   64,309    $   51,156    $   50,313
   Ratio of net expenses to average net assets2          .45%          .47%          .49%          .51%          .50%
   Ratio of gross expenses
      to average net assets2                             .64%          .67%          .69%          .73%          .72%
   Ratio of net investment income
      to average net assets                             4.59%         4.55%         4.72%         4.86%         5.08%
   Portfolio turnover rate                                 6%            9%            6%            6%           18%

For footnote references, see "Notes to Financial Highlights" on page 40.

                         NOTES TO FINANCIAL HIGHLIGHTS


The following notes are being used as referenced items in the Financial Highlights of the Funds presented on pages 35 through 39.

1 Total return would have been lower had the advisor not waived and/or reimbursed expenses.

2 The Advisor voluntarily waived and/or reimbursed some of its fees for the Funds. The waivers have been voluntary. Effective December 11, 1999, the Advisor is contractually obligated to limit fund expenses until March 1, 2001. For the Bond Fund and the Money Market Fund, all fees waived in the past cannot be recouped in the future.

     Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements under each Fund's Financial Highlights table.

     For the International Growth Fund, the U.S. Small Cap Fund, the Real Estate Securities Fund, and the California Intermediate Tax-Free Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund.

     For the International Growth Fund, the Advisor voluntarily limited the total operating expenses to 1.50% of average net assets from March 2, 1998 to October 31, 1999. Prior to March 2, 1998, the Advisor received a single management fee (i.e., a unitary fee) from this Fund.

     For the Emerging Markets Fund and the U.S. Small Cap Fund, the Advisor voluntarily limited the total operating expenses to 1.50% of average net assets.

     For the Growth Fund, the administrative fees were voluntarily waived from August 14, 1992 to March 31, 1995.

     For the Real Estate Securities Fund, the Advisor voluntarily limited the total operating expenses to 1.50% of average net assets beginning July 1, 1998. Prior to July 1, 1998, the Advisor limited the total operating expenses to 0.50%. The Advisor voluntarily agreed to waive the management fee for the first six months, until June 30, 1998, and would have continued to waive the management fee until December 31, 1998 or until the assets in the Fund reach $25 million. As of June 30, 1998, the Fund's assets reached over $33 million, and therefore, the management fee waiver was discontinued.

     For the Bond Fund, the Advisor voluntarily waived 0.05% out of the 0.15% administrative fee beginning on March 1, 1999. From March 1, 1998 to February 28, 1999, the Advisor voluntarily waived 0.10% out of the 0.15% administrative fee. Prior to March 1, 1998, the Advisor voluntarily waived the administrative fee in its entirety.

     For the Money Market Fund, the Advisor voluntarily waived the entire administrative fee until February 28, 1999. Beginning on March 1, 1999, the administrative fee waiver was removed.

     For the California Intermediate Tax-Free Fund, the Advisor voluntarily limited the total operating expenses to 0.49% of average net assets beginning March 1, 1999. Prior to March 1, 1999, the Advisor voluntarily reduced the advisory and administrative fees to 0.30% and 0.005% , respectively, of average net assets.

     For the U.S. Micro-Cap Fund, management fees were voluntarily waived from February 1, 1995 to January 8, 1997. Under the terms of the Advisory agreement, the Advisor receives a single management fee from the U.S. Micro-Cap Fund, and is obligated to pay all expenses of the Funds except extraordinary expenses (as determined by a majority of the disinterested directors) and interest, brokerage commissions, and other transaction charges relating to the investing activities of those Funds.

     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the International Growth Fund, the Emerging Markets Fund, the U.S. Small Cap Fund, and the Real Estate Securities Fund have adopted a plan of distribution under which the Funds may directly compensate the Advisor for certain distribution-related expenses. The annual limitation for compensation to the Advisor pursuant to the plan of distribution is 0.25% of a Fund's average daily net assets. All payments are reviewed by the Board of Directors.

3    For 1998, distributions are less than $.01 per share.

*    Annualized

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

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

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

--------------------
FREMONT MUTUAL FUNDS
--------------------

For More Information

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

o    Annual and Semi-Annual Reports

     Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

o    Statement of Additional Information

This publication gives you more information about each Fund's investment strategy. Legally it is "incorporated by reference," or considered part of, this Prospectus.

You may also obtain copies of these publications by visiting the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, D.C., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

Phone:  202-942-8090
Web site:  http://www.sec.gov
E-mail:  publicinfo@sec.gov

Fremont
  Funds [LOGO]

For general information:
800-548-4539 (press 1), or 816-435-1777 (outside U.S.)
Please visit our Web site at:  www.fremontfunds.com

SEC File No:  811-05632

Distributed by First Fund Distributors, Inc., San Francisco, CA 94105 Copyright 2000 Fremont Mutual Funds, Inc. All rights reserved.

P010-0002                                                                 [LOGO]

FEBRUARY 10, 2000

FREMONT MUTUAL FUNDS, INC.
PROSPECTUS

o    Institutional
     U.S. Micro-Cap Fund

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities, nor has it passed on the accuracy or adequacy of this prospectus. It is a criminal offense to represent otherwise.

                                                                   Fremont
                                                                    Funds [LOGO]

                                  [BLANK PAGE]

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

-----------------------------------------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
-----------------------------------------

Objective and Strategy ........................................................2

Main Risks ....................................................................2

Performance ...................................................................2

Fees and Expenses .............................................................3

Portfolio Management ..........................................................3

Understanding Investment Risk .................................................4

About the Advisor .............................................................5

-----------------
SHAREHOLDER GUIDE
-----------------

How to Invest .................................................................6

How to Sell Your Shares .......................................................8

Dividends, Distributions, and Taxes ..........................................11

--------
APPENDIX
--------

Investment Terms .............................................................12

Financial Highlights .........................................................13

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

-----------------------------------------
FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
-----------------------------------------

OBJECTIVE AND STRATEGY

The Fremont Institutional U.S. Micro-Cap Fund seeks long-term capital appreciation by investing in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies listed on U.S. exchanges.

Normally, the Fund will invest at least 65% of its total assets in these U.S. micro-cap stocks. Fund management is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

Fund management seeks to identify companies early in their growth cycle. Emphasis is placed on those companies possessing a variety of characteristics, such as a leading market position, an enterpreneurial management team, and a focused business plan. They may also consider companies whose growth potential has been enhanced by new products, new market opportunities, or new management.

To select stocks, Fund management:

o Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer, and services.

o Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful.

o    Meets with corporate managers to discuss business plans and strategies.

MAIN RISKS

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founder, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes, buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund's investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment. For more information on this and other investment risks, please turn to page 4.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees+                       (None)

Annual Fund Operating Expenses
 Deducted from Fund assets

Management Fees .....................   1.15%
Distribution (12b-1) Fees ...........    None
Other Expenses ......................   0.20%
  Total Annual Fund
    Operating Expenses ..............   1.35%
  Less:  Fees waived and
    Reimbursed++ ....................   0.10%
Net Operating Expenses ..............   1.25%

+The Transfer Agent charges a $10 service fee on wire redemptions. ++The Advisor is contractually obligated to limit the Fund's expenses to 1.25% until March 1, 2001.

EXAMPLE

The example below is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. Your actual costs may be higher or lower.

Fremont Institutional U.S. Micro-Cap Fund
1 Yr      3 Yrs     5 Yrs     10 Yrs
------------------------------------
$127      $418      $730      $1,615

This example assumes:

o That you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods.

o    That your investment has a 5% return each year.

o    That the Fund's operating expenses remain the same.

--------------------------------------------------------------------------------

PERFORMANCE

The information below shows the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. The performance shown is for complete calendar year annual returns.

During the period shown in the bar chart, the highest return for a quarter was 53.05% for the quarter ending 12/31/99. The lowest return for a quarter was -28.51% for the quarter ending 9/30/98. Past performance is no indication of future performance.

ANNUAL PERFORMANCE*
1990      1991      1992      1993      1994      1995      1996      1997      1998      1999
-----------------------------------------------------------------------------------------------
140.26%   -0.27%    77.41%    5.78%     19.78%    -17.07%   54.23%    52.29%    13.55%    5.53%

*Fund returns reflect performance of a separate account, the post-venture fund of Fund A of Bechtel Group Inc.'s retirement plan, net of fees and expenses of the separate account. On 8/6/97, the assets of the separate account were transferred to and became the Fremont Institutional U.S. Micro-Cap Fund. The separate account was not registered under the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. Had the separate account been registered under the 1940 Act, its performance may have been negatively affected, since the methodology used to calculate performance for the separate account is different from that required for mutual funds. However, the Advisor believes that the performance for the separate account would be substantially the same if it were recalculated in accordance with standard mutual fund performance rules.

COMPARATIVE RETURNS

Average Annual Total Returns for the periods ended December 31, 1999

Fremont Institutional
  U.S. Micro-Cap Fund*
  1 Yr    5 Yrs     10 Yrs
--------------------------
140.26%   46.56%    28.81%

Russell 2000 Index
  1 Yr    5 Yrs     10 Yrs
--------------------------
21.26%    16.69%    13.40%

The table above  compares  the  performance  of the Fremont  Institutional  U.S.
Micro-Cap Fund to that of its benchmark index, the Russell 2000 Index. (See "Investment Terms" on page 12 for a description of the index.)

PORTFOLIO MANAGEMENT

The Fremont Institutional U.S. Micro-Cap Fund is managed by Sub-Advisor, Kern Capital Management LLC, ("KCM"). Founded in 1997, KCM is an investment management firm specializing in small cap and micro-cap companies. As of December 31, 1999, KCM managed over $1.6 billion in assets.

Robert E. Kern, Jr., president, chief executive officer and co-founder of KCM, has been the portfolio manager of the Fund and its predecessor since 1982. He was one of the first investment professionals to focus on post-venture, or micro-cap, investing, when he began managing a separate account, consisting of U.S. micro-cap assets, for the retirement plan for Bechtel Group, Inc. Employed by Morgan Grenfell Capital Management, Inc., from 1986 to 1997, Bob Kern lead the team that managed the separate account. In August 1997, the assets of the separate account were transferred to and became the Fremont Institutional U.S. Micro-Cap Fund. The Fund is co-managed by David G. Kern, CFA, and Judy R. Finger, CFA.

David Kern, executive vice president and co-founder of KCM, was employed as a portfolio manager for Founders Asset Management from 1995 to 1997.

Ms. Finger, senior vice president, joined KCM in 1997. From 1995 to 1997, she was assistant portfolio manager for Delaware Management Company, Inc.

[PHOTO]
Robert E. Kern, Jr.

2 and 3

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

UNDERSTANDING INVESTMENT RISK

GENERAL RISKS

o Market Risk: The market value of individual securities may go up or down, sometimes rapidly and unpredictably. These changes may occur over long or short periods of time, and may cause the Fund's shares to be worth more or less than they were at the time of purchase. Market risk could apply to individual securities, a segment of the market, or the market overall.

o Liquidity Risk: From time-to-time, certain Fund investments may be illiquid, or difficult to sell, and this could affect performance. If, for example, the Fund is not able to sell certain stocks or bonds at the desired time and price, this may limit its ability to buy other securities.

o Portfolio Turnover: The Fund generally intends to purchase securities for long-term investment rather than short-term gains. However, a security may be held for a shorter than expected period of time if, among other things, the manager needs to raise cash or feels that the investment has served its purpose. Also, stocks or bonds may be sold sooner than anticipated due to unexpected changes in the markets, or in the company that issued the securities. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate may result in higher costs relating to brokerage commissions, dealer mark-ups and other transaction costs. The sale of securities may also create taxable capital gains.

o Temporary Defensive Measures: From time-to-time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking defensive measures.

ABOUT THE ADVISOR

Fremont Investment Advisors, Inc. (referred to in this prospectus as the "Advisor"), located at 333 Market Street, Suite 2600, San Francisco, California, provides the Fremont Institutional U.S. Micro-Cap Fund (the "Fund") with investment management and administrative services. The Advisor was formed in 1986 by a group of investment professionals that served as the in-house investment management team for Bechtel Group, Inc., the global engineering firm.

These professionals have provided investment management services to the Bechtel Retirement Plan and the Bechtel Foundation since 1978. The Advisor now manages investments for institutions and individuals, in addition to continuing to service the Bechtel Group. The Advisor's Investment Committee oversees the portfolio management of the Fund.

The management fee paid to the Advisor over the past fiscal year was 1.15% of average daily net assets.

The Sub-Advisor

In addition to directly managing the Fund, the Advisor has hired an investment management firm, Kern Capital Management LLC, (referred to as the "sub-advisor") to manage the portfolio of the Fund. The sub-advisor also manages the Fremont U.S. Small Cap Fund, the Fremont U.S. Micro-Cap Fund and a portion of the Fremont Global Fund, and is partially owned by the Advisor.

Even though the Advisor may hire a sub-advisor, the Advisor may choose to manage all or a portion of the Fund's portfolio directly. The sub-advisor is paid by the Advisor and not by the Fund.

In 1996, Fremont Mutual Funds and the Advisor obtained from the Securities and Exchange Commission an order that permits the Advisor to hire and terminate sub-advisors, and modify sub-advisory agreements without the prior approval of shareholders. Fremont Mutual Funds' Board of Directors reviews and approves the hiring of new sub-advisors. If the Advisor hires a new sub-advisor or materially changes a sub-advisory agreement, the Advisor will notify shareholders of all changes including sub-advisory fees.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FREMONT MUTUAL FUNDS
--------------------------------------------------------------------------------

HOW TO INVEST

There are a number of ways to invest with Fremont. The minimum initial investment in the Fremont Institutional U.S. Micro-Cap Fund is $250,000 for all types of accounts.

-----------------------------------------------------------------------------------------------------
INVESTMENT METHOD         TO OPEN AN ACCOUNT                     TO ADD TO YOUR INVESTMENT
-----------------------------------------------------------------------------------------------------
BY MAIL                   Mail in an Account Application with    Mail your check or money order
                          your check or money order for at       payable to Fremont Mutual Funds for
                          least $250,000 payable to Fremont      $5,000 or more.
                          Mutual Funds.  Fremont will not
                          accept third party checks.
-----------------------------------------------------------------------------------------------------
BY TELEPHONE              Use the Telephone Exchange Privilege   Use the Telephone Exchange Privilege
(TELEPHONE EXCHANGE       to move $250,000 or more from an       to move your investment from one
PRIVILEGE)                existing Fremont Fund account into     Fremont fund to another.  Please
                          a new, identically registered          note that exchanges between funds
                          account.  To use the Telephone         are subject to capital gains taxes.
                          Exchange Privilege, you must first
                          sign up for the privilege by
                          checking the appropriate box on
                          your Account Application.  After
                          you sign up, please allow time for
                          Fremont to open your account.
-----------------------------------------------------------------------------------------------------
BY TELEPHONE              --                                     Transfer money from your bank to
(AUTOBUY PROGRAM)                                                your Fremont account by telephone.
                                                                 You must sign up for this privilege
                                                                 on your Account Application, and
                                                                 attach a voided check.
-----------------------------------------------------------------------------------------------------
BY WIRE                   --                                     Call 800-548-4539 (press 2) to
                                                                 request bank routing information for
                                                                 wiring your money to Fremont.  Not
                                                                 available for IRA accounts.
-----------------------------------------------------------------------------------------------------
BY AUTOMATIC              --                                     Use the Automatic Investment Plan to
INVESTMENT PLAN                                                  move money ($50 minimum) from your
                                                                 financial institution (via Automated
                                                                 Clearing House) to your Fremont
                                                                 account once or twice each month.
                                                                 For more information about the
                                                                 Automatic Investment Plan, see the
                                                                 text immediately below.  To
                                                                 participate, call to request an
                                                                 Automatic Investment Plan Request
                                                                 form.
-----------------------------------------------------------------------------------------------------

FREMONT MAKES IT EASY TO INVEST

The Automatic Investment Plan

This convenient service allows you to automatically transfer money once or twice a month from your pre-designated bank account to your Fremont account.

You must make your initial investment of $250,000 before starting your automatic purchases.

o    The amount of the monthly investment must be at least $50.

o If your transfer date falls on a weekend or holiday, we will process the transaction on the previous business day. To change the amount or frequency of your automatic investments, or to stop future investments, you must notify us in writing or by calling 800-548-4539 (press 2). We must receive your request at least 5 days prior to your next scheduled investment date.

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW WHEN MAKING AN INVESTMENT

How a mutual fund is priced

The Fund's net asset value, or NAV, is the price of a single share. The NAV is computed by adding up the value of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the total by the number of shares outstanding.

The Fund's NAV is calculated after the close of trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. Eastern time, on each day that the exchange is open for trading ("Closing Time").

The Fund values its portfolio securities and assets using price quotes from the primary market in which they are traded. If prices are not readily available, values will be determined using a method adopted by the Fund's Board of Directors. This value may be higher or lower than the securities' closing price in their relevant markets.

When an order to buy (or sell) is considered received

Your investment and your application must both be received by Closing Time in order for you to receive that day's price.

All orders  received  after  Closing Time will be processed  with the next day's
NAV.

An order is considered received when the application (for a new account) or information identifying the account and the investment are received in good order by National Financial Data Services (NFDS), Fremont's transfer agent.

Other purchasing policies

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Fremont Mutual Funds does not accept third party checks, cash, credit cards, or credit card checks.

If you purchase shares by check, and then you sell those shares, your payment may be delayed until your purchase check has cleared.

If Fremont receives notice of insufficient funds for a purchase made by check or autobuy, the purchase will be canceled and you will be liable for any related losses or fees the Fund or its transfer agent incurs.

During times of drastic economic or market conditions, it may be difficult to purchase shares by telephone. The transfer agent will do its best to accommodate all Fremont shareholders, but you should consider using overnight mail if you find that you are unable to get through on the telephone.

Abusive trading practices

Fremont does not permit excessive short-term trading, market-timing, or other abusive trading practices in our Funds. These practices may disrupt portfolio management strategies and harm fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgement, has been or may be disruptive to a fund. Fremont defines abusive trading practices as making six or more complete exchanges - into and out of - one fund within a 12-month period.

Fremont may modify exchange privileges by giving 60 days' written notice to shareholders.

Investing through other investment firms

You may purchase or redeem shares of the Fund through authorized broker-dealers, banks, or other financial institutions. These institutions may charge for their services or place limitations on the extent to which you may use the services offered by Fremont Mutual Funds.

The Fund may compensate third-party service providers who perform shareholder servicing normally performed by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO SELL YOUR SHARES

You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next calculated NAV, or share price, after your request is received in good order. We will not process a redemption request until the documentation described below has been received in good order by the transfer agent.

When you sell your shares, you may choose one of the selling methods described in the table below, as well as how you would like to receive your money.

Fremont has put several safeguards in place which are intended to protect the interests of our shareholders. By providing all the information requested when you sell your shares, you help us to complete your order in as timely a manner as possible.

-------------------------------------------------------------------------------------------------------------------------
SELLING METHOD                           FEATURES AND REQUIREMENTS
-------------------------------------------------------------------------------------------------------------------------
BY MAIL                                  Mail your instructions to:                  If you are using overnight mail:
                                         Fremont Mutual Funds, Inc.                  Fremont Mutual Funds, Inc.
                                         c/o National Financial Data Services        c/o National Financial Data Services
                                         P.O. Box 219343                             330 W. 9th Street
                                         Kansas City, MO 64121-6343                  Kansas City, MO  64105
-------------------------------------------------------------------------------------------------------------------------
BY TELEPHONE                             The Telephone Redemption Privilege allows you to redeem your shares by
(TELEPHONE REDEMPTION                    phone.  You must make your telephone redemptions by Closing Time to
PRIVILEGE)                               receive that day's price. You must provide written authorization to add this privilege to your account prior to making the request.
-------------------------------------------------------------------------------------------------------------------------
BY AUTOMATIC                             The Automatic Withdrawal Plan (explained more fully below) lets you set
WITHDRAWAL PLAN                          up automatic monthly, quarterly, or annual redemptions from your account in specified dollar amounts ($100 minimum).  To establish this feature, complete an Automatic Withdrawal Request form which is available by calling 800-548-4539 (press 2).
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How would you like to receive your money?

o    By Check - Your check will be sent by regular mail to your address on file.

o    By Wire - There is a $10 service fee.

o By Electronic Transfer - Please allow 3 business days. Before placing your order, check to make sure that your financial institution can receive electronic transfers made through the Automated Clearing House.
--------------------------------------------------------------------------------

SPECIAL SERVICES AVAILABLE:

Automatic Withdrawal Plan

This convenient service allows you to arrange to receive as little as $100 from a Fremont account on either a monthly, quarterly, or annual basis. There is currently no charge for this service, but there are several policies you should be aware of:

o Redemptions by check will be made on the 15th and/or the last business day of the month.

o Redemptions made by electronic transfer will be made on the date you indicate on your Automatic Withdrawal Form.

o If the withdrawal date falls on a weekend or holiday we will process the transaction on the prior business day.

o You may also request automatic exchanges and transfers of a specified dollar amount.

Wire Transfer

You may wish to wire the proceeds of a redemption from your Fremont account to another financial institution. If you wire money from your Fremont account, shares from your Fremont account are sold on the day we receive your instructions (if you call before the Closing Time).

Generally,  the wire  transfer is  processed  the next  business  day. The

                                                           (continued next page)
8

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SPECIAL SERVICES AVAILABLE (CON'T)

money should arrive at your financial institution the same day the wire is sent.

In order to use the wire redemption feature, bank account instructions must be established prior to the requests. You may authorize the wire privilege on your new account application, or by written instruction with a signature guarantee, and provide Fremont with bank account instructions. A $10 fee applies each time you wire money from your Fremont account.

--------------------------------------------------------------------------------

WHAT YOU SHOULD KNOW BEFORE REDEEMING SHARES:

How we determine the redemption price

The price at which your shares will be redeemed is determined by the time of day National Financial Data Services (NFDS), Fremont's transfer agent, or another authorized agent, receives your redemption request.

If a request is received before Closing Time, the redemption price will be the Fund's net asset value reported for that day. If a request is received after Closing Time, the redemption price will be the Fund's net asset value reported for the next day the market is open.

How to redeem at today's price

If you have signed up for the Telephone Redemption Privilege, you may call in your redemption request before Closing Time to receive that day's share price. Or, you may arrange to have your written redemption request, with a signature guarantee, if required, and any supporting documents, delivered to NFDS before Closing Time.

Redemptions in Kind

In extreme conditions, there is a possibility that Fremont may honor all or some of a redemption amount as a "redemption in kind." This means that you could receive some or all of your redemption in readily marketable securities held by the Fund.

About redemption checks

Normally, redemption proceeds will be mailed within three days after your redemption request is received although it can take up to 10 days. The Fund may hold payment on redemptions until it is reasonably satisfied that it has received payment for a recent purchase.

Redemption checks are made payable to the shareholder(s) of record; if you wish for the check to be made payable to someone other than the account owners, you must submit your request in writing, and the signatures of all shareholders of record must be guaranteed. For more information about a "signature guarantee" please see page 10.

If your account balance falls below $200,000, the Fund has the right to redeem your shares after giving you 30 days' notice.

When you can't redeem

Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

--------------------------------------------------------------------------------
REDEMPTION CHECKLIST:

Fremont would like to fulfill your request to sell shares as quickly as possible. Here are reminders to help you avoid some of the common problems that can delay the sale process:

o Include all your account information - your name, the fund's name, and your account number.

o Provide your preferred redemption method - check, wire, or electronic transfer.

o Specify the dollar amount or number of shares you are redeeming. For IRA accounts, specify the percent of your holdings that you would like withheld for taxes.

o Have all account owners sign the letter of instruction - if you send us a letter of instruction, make sure that all account owners have signed the letter requesting the sale.

o Have signature(s) guaranteed when needed - review the signature guarantee requirements on page 10. Be sure to obtain a signature guarantee if your sale meets those requirements.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

OTHER POLICIES YOU SHOULD KNOW ABOUT (CON'T.)

During times of drastic economic or market conditions, it may be difficult to sell shares by telephone. Fremont will do its best to accommodate all shareholders, but you should consider using overnight mail if you find that you are unable to get through by telephone.

When additional documentation is required

Certain accounts (such as trust accounts, corporate accounts and custodial accounts) may require documentation in addition to the redemption request. For more information, please call 800-548-4539 (press 2).

When you need a signature guarantee

Certain requests must include a signature guarantee, which is designed to protect you and Fremont from fraudulent activities. Your request must be made in writing and include a signature guarantee if any of the following situations applies:

o    You wish to redeem more than $50,000 worth of shares.

o The check is being mailed to an address different from the one on your account (address of record).

o    The check is being made payable to someone other than the account owner.

o    You are instructing us to change your bank account information.

How to obtain a signature guarantee

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

If you would like more information about the signature guarantee, or would like to sign up for the Telephone Redemption Privilege after you have already opened your account, please call 800-548-4539 (press 2).

--------------------------------------------------------------------------------

MONITORING YOUR INVESTMENT

There are a variety of ways to track your mutual fund investment. Most major newspapers carry daily mutual fund listings.

You can check fund prices, your account balances, and process transactions by calling our 24-hour automated line at 800-548-4539 (press 3).

In addition, you will receive statements and reports regarding your account on a regular basis:

o Confirmation statements will be sent when you make a transaction in your account or change your account registration.

o Quarterly statements, with account information as of the end of March, June, September and December.

o    Annual and Semi-Annual Reports for shareholders.

You can request duplicate statements or copies of your historical account information by calling 800-548-4539 (press 2).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS AND  DISTRIBUTIONS

Dividends and capital gains distributions help your investment grow

When you open a taxable account, you should specify on your application how you would like to receive your distributions and dividends.

The Fund pays dividends based on the income that it has received from its investments. The dividends may be taxed as ordinary income. Capital gains distributions occur when your Fund pays out gains realized on its sale of investment securities. Your capital gains distributions are taxed at different rates, depending on how long the Fund owned the security. Long-term capital gains are those from securities held more than 12 months, and short-term capital gains are from securities held less than 12 months. The Fund pays dividends and makes capital gains distributions annually.

As an investor, there are five different ways you can choose to receive dividends and distributions:

o Automatically reinvest all dividends and capital gains distributions in additional shares.

o    Receive all distributions of income dividends and capital gains in cash.

o Receive income dividends and short-term capital gains distributions in cash and accept long-term capital gains distributions in additional shares.

o Automatically reinvest income and short-term capital gains distributions and receive long-term capital gains distributions in cash.

o Invest all dividends and capital gains distributions in another Fremont fund owned through an identically registered account.

If circumstances change after you make your selection, you can always change your options by calling 800-548-4539 (press 2).

Policies and Procedures

If you are under age 59 1/2, cash distributions from an IRA are subject to income taxes and penalties. Therefore, all distributions for IRA accounts are automatically reinvested. After age 59 1/2, you may request payment of distributions in cash.

When you reinvest dividends and distributions, the reinvestment price is the Fund's NAV at the close of business on the payable date.

Your Tax ID Number is required

If you have not provided a correct taxpayer identification number, usually a Social Security number, the Fund is required by the Internal Revenue Service
(IRS) to withhold 31% from any dividend and/or redemption that you receive.

--------------------------------------------------------------------------------

TAX CONSIDERATIONS

Tax planning is essential

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is tax-deferred or tax-exempt (for example, an IRA or an employee benefit plan account), the information on this page does not apply. If your account is not tax-deferred or tax-exempt, however, you should be aware of these tax rules.

Distributions may be taxable

A distribution is a payout of realized investment gains on securities in the Fund's portfolio. When, for example, the Fund sells a stock at a profit, that profit has to be recorded for tax purposes, combined with all the other profits made that year, and distributed to shareholders based on the number of shares held.

Distributions are subject to federal income tax, and may also be subject to state or local taxes.

Distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.

Capital gains are federally taxable

For federal tax purposes, the Fund's:

o Income and short-term capital gains distributions are taxed as dividends, meaning that you'll pay tax at your marginal tax rate on this amount;

o Long-term capital gains distributions are taxed as long-term capital gains (currently at a maximum of 20%).

Tax reporting

Every year, Fremont will send you and the IRS a statement, called a Form 1099-DIV, showing the amount of each taxable distribution you received in the previous year.

Taxes on transactions

A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.

Your redemptions-including exchanges between Funds-are subject to capital gains tax.

                                INVESTMENT TERMS

Advisor - A firm that provides investment management and administrative services, in this case, Fremont Investment Advisors, Inc.

Automated Clearing House (ACH) - An outside service provider for Fremont Mutual Funds that transfers money between Fremont and other participating financial institutions.

Benchmark Index - A recognized measure of performance, of stock or bond markets. All mutual funds are required to have a relevant benchmark index, so that investors have a standard by which to judge fund performance over time.

Broker-Dealer - A firm that is licensed to carry out a securities transaction. Examples would be Charles Schwab or E*Trade.

Capital Gain - The sale price of an investment less the original purchase price. If the number is positive there is a gain. For example, if the Fund manager buys 10,000 shares of Stock A for $2,000,000 and later sells the same 10,000 shares for $3,000,000, the result is a capital gain of $1,000,000 ($3,000,000 -
$2,000,000 = $1,000,000).

o Short-Term Gains - Capital gains on securities held for less than 12 months.

o    Long-Term Gains - Capital gains on securities held for more than 12 months.

Closing Time - When regular session trading closes on the New York Stock Exchange, usually 4:00 p.m. Eastern time, but sometimes earlier.

Distribution - A payout of realized capital gains on the securities in a Fund's portfolio. Generally, once a year each Fremont Mutual Fund calculates the profits it has made that year on the sale of securities, adds all other profits, and distributes the profits to the Fund's investors based on the number of shares they hold.

Dividend - The payout of income earned on an investment to a  shareholder.  Like
other  mutual  funds,   Fremont  Mutual  Funds  periodically  pay  dividends  to
shareholders based on the income received from investments.

Liquidity - the ability to buy or sell an investment quickly without affecting its price.

Market Capitalization (Market Cap) - The market value of a corporation's stock, determined by multiplying the number of stock shares issued by the market price of a share of stock. Investment managers often use market capitalization as one investment criterion, requiring, for example, that a company have a market capitalization of $100 million or more to qualify as an investment.

Mutual Fund - An investment company that pools the money of many people to invest in any of a variety of different types of securities. A mutual fund offers investors the advantages of investment diversification and professional management.

Net Asset Value (or NAV) - The price of a single fund share. Calculated by adding up the value of all the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

No-Load Mutual Fund - A type of mutual fund that does not impose a charge for purchasing or redeeming shares, so that all of your money goes to work for you.

Portfolio - An investor's or a Fund's combined holdings.

Portfolio Turnover - The percentage of the dollar value of the portfolio which is replaced each year. This is calculated by dividing the total purchases or sales for the year, whichever is less, by the average assets for the year.

Redemption - The act of selling shares of a mutual fund.

Russell 2000 Index - Composed of the 2000 smallest stocks in the Russell 3000 Index, and is widely regarded in the industry as the premier measure of small cap stocks.

Russell 3000 Index - Composed of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Security - A type of investment whose authenticity is attested to by a legal document. Stocks, bonds, options and warrants are examples of a security. A stock certificate signifies partial ownership of a corporation. A bond demonstrates that the possessor is owed money by a corporation or government body.

Signature Guarantee - A security measure that confirms your identity, required for certain transactions in order to reduce fraud. For these transactions, signatures must be guaranteed by an "eligible guarantor" - a bank, broker-dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. A notary public is not an acceptable guarantor.

Stock - A share of ownership in a corporation.

Sub-Advisor - A firm hired by the advisor of a fund to manage or co-manage that fund's investment portfolio.

Transfer Agent - The service provider retained by a mutual fund company to keep shareholder records, manage the flow of shareholders' funds, and resolve administrative issues.

Wire - A method of transferring money between your Fremont account and another financial institution using the Federal Reserve Wiring System.

FINANCIAL HIGHLIGHTS

The financial highlights of the Fund presented here have been audited by PricewaterhouseCoopers LLP, independent accountants. Their report covering the fiscal year ended October 31, 1999, is included in the Fund's Annual Report.

                                                                                                PERIOD FROM
                                                             YEAR ENDED        YEAR ENDED    AUGUST 4, 19971 TO
INSTITUTIONAL U.S. MICRO-CAP FUND                         OCTOBER 31, 1999  OCTOBER 31, 1998  OCTOBER 31, 1997
---------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
for one share outstanding during the period

   NET ASSET VALUE, BEGINNING OF PERIOD                     $      7.52       $      9.78       $     10.00
                                                            -----------       -----------       -----------
   INCOME FROM INVESTMENT OPERATIONS
      Net investment loss                                          (.04)             (.04)               --
      Net realized and unrealized gain (loss)                      8.80             (1.98)              .09
                                                            -----------       -----------       -----------
         Total investment operations                               8.76             (2.02)              .09
                                                            -----------       -----------       -----------
   LESS DISTRIBUTIONS
      From net realized gains                                     (2.60)             (.24)             (.31)
                                                            -----------       -----------       -----------
         Total distributions                                      (2.60)             (.24)             (.31)
                                                            -----------       -----------       -----------
   NET ASSET VALUE, END OF PERIOD                           $     13.68       $      7.52       $      9.78
                                                            ===========       ===========       ===========
TOTAL RETURN2                                                    118.10%           -21.03%             0.90%

RATIOS AND SUPPLEMENTAL DATA
   Net assets, end of period (000s omitted)                 $   104,971       $    37,347       $    40,545
   Ratio of net expenses to average net assets3                    1.25%             1.25%             1.25%*
   Ratio of gross expenses to average net assets3                  1.35%             1.38%             1.49%*
   Ratio of net investment loss to average net assets3             -.53%             -.44%             -.21%*
   Portfolio turnover rate                                          155%              187%               28%

1    Fund's date of inception

2 Total return would have been lower had the advisor not waived and/or reimbursed expenses.

3 For its advisory and administrative services, the Advisor receives a management fee based on the average daily net assets of the Fund at an annual rate of 1.15%. The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements.

*    Annualized

--------------------
FREMONT MUTUAL FUNDS
--------------------

For More Information

In addition to the Fund information contained in this Prospectus, you may also request the following free publications from Fremont Mutual Funds:

o    Annual and Semi-Annual Reports

     Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. In these reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

o    Statement of Additional Information

     This publication gives you more information about the Fund's investment strategy. Legally it is "incorporated by reference," or considered part of, this Prospectus.

You may also obtain copies of these publications by visiting the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, D.C., or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

Phone:  202-942-8090
Web site:  http://www.sec.gov
E-mail:  publicinfo@sec.gov

Fremont
  Funds [LOGO]

For general information:
800-565-0254, or 415-284-8562 (outside U.S.)
Please visit our web site at:  www.fremontfunds.com

SEC File No:  811-05632

Distributed by First Fund Distributors, Inc., San Francisco, CA 94105 Copyright 2000 Fremont Mutual Funds, Inc. All rights reserved.

P030-0002                                                                 [LOGO]

                           FREMONT MUTUAL FUNDS, INC.

                               FREMONT GLOBAL FUND
                       FREMONT INTERNATIONAL GROWTH FUND
                         FREMONT EMERGING MARKETS FUND
                          FREMONT GROWTH FUND FREMONT
                               U.S. SMALL CAP FUND
                          FREMONT U.S. MICRO-CAP FUND
                       FREMONT REAL ESTATE SECURITIES FUND
                                FREMONT BOND FUND
                  FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
                            FREMONT MONEY MARKET FUND

                             TOLL-FREE: 800-548-4539

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


    This Statement of Additional Information concerning Fremont Mutual Funds,
     Inc. (the "Investment Company") is not a prospectus. This Statement of Additional Information supplements the Prospectuses for the above-named series of the Investment Company, each dated February 10, 2000 and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

      This Statement of Additional Information is dated February 10, 2000.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----


THE CORPORATION................................................................4
INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS.......................5
   Fremont Global Fund.........................................................5
   Fremont International Growth Fund...........................................7
   Fremont Emerging Markets Fund...............................................7
   Fremont Growth Fund.........................................................8
   Fremont U.S. Small Cap Fund.................................................9
   Fremont U.S. Micro-Cap Fund.................................................9
   Real Estate Securities Fund................................................10
   Bond Fund..................................................................11
   Fremont California Intermediate Tax-Free Fund..............................12
   Money Market Fund..........................................................13
GENERAL INVESTMENT POLICIES...................................................14
   Diversification............................................................14
   Money Market Instruments...................................................14
   U.S. Government Securities.................................................15
   Repurchase Agreements......................................................15
   Reverse Repurchase Agreements and Leverage.................................16
   Floating Rate and Variable Rate Obligations
     and Participation Interests..............................................16
   Swap Agreements............................................................17
   Bond Arbitrage Strategies..................................................18
   When-Issued Securities and Firm Commitment Agreements......................19
   Commercial Bank Obligations................................................19
   Temporary Defensive Posture................................................20
   Borrowing..................................................................20
   Lending of Portfolio Securities............................................20
   Portfolio Turnover.........................................................20
   Shares of Investment Companies.............................................21
   Illiquid and Restricted Securities.........................................21
   Warrants or Rights.........................................................22
   Municipal Securities.......................................................22
   Municipal Notes............................................................23
   Commercial Paper...........................................................23
   Mortgage-Related And Other Asset-Backed Securities.........................23
   Writing Covered Call Options...............................................26
   Writing Covered Put Options................................................28
   Purchasing Put Options.....................................................29
   Purchasing Call Options....................................................30
   Description of Futures Contracts...........................................30

   Futures Contracts Generally................................................32
   Options on Interest Rate and/or Currency Futures Contracts, and
     with Respect to the Fremont Global Fund, Gold Futures Contracts..........34
   Forward Currency and Options Transactions..................................34
   Risk Factors and Special Considerations for International Investing........35
   Depository Receipts........................................................37
   Particular Risk Factors Relating to California Municipal Securities
     (Fremont California Intermediate Tax-Free Fund)..........................38
   Guaranteed Investment Contracts (Fremont Global Fund)......................40
   Corporate Debt Securities (Fremont Global Fund and Fremont Bond Fund)......41
   Reduction in Bond Rating (Fremont Global Fund and Fremont Bond Fund).......41
   Concentration (Fremont Real Estate Securities Fund)........................42
   The Euro: Single European Currency.........................................42
INVESTMENT RESTRICTIONS.......................................................42
INVESTMENT COMPANY DIRECTORS AND OFFICERS.....................................44
INVESTMENT ADVISORY AND OTHER SERVICES........................................46
PLAN OF DISTRIBUTION (U.S. SMALL CAP FUND, INTERNATIONAL GROWTH FUND,
  REAL ESTATE SECURTIES FUND AND EMERGING MARKETS FUND ONLY)..................52
EXECUTION OF PORTFOLIO TRANSACTIONS...........................................54
HOW TO INVEST.................................................................56
OTHER INVESTMENT AND REDEMPTION SERVICES......................................60
TAXES - MUTUAL FUNDS..........................................................61
ADDITIONAL INFORMATION........................................................66
INVESTMENT RESULTS............................................................70

THE CORPORATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock, as noted on the cover page, with equal dividend and liquidation rights within each series (each a "Fund" and collectively, the "Funds"). Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides each Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of each Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of the Advisor's clients.

In addition to directly managing some of the Funds, the Advisor has hired investment management firms (referred to as "sub-advisors") to manage the portfolios of certain funds. The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to a Fund. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Fund. The Advisor may in its discretion manage all or a portion of a Fund's portfolio directly with or without the use of a sub-advisor.

On any matter submitted to a vote of shareholders, such matter shall be voted by a Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all of the Funds in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in that Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as may be declared at the discretion of the Board of Directors. Shares of a Fund when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.


Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of certain funds under applicable Securities and Exchange Commission regulations.


INVESTMENT OBJECTIVES, POLICIES, AND RISK CONSIDERATIONS

A broad range of objectives and policies is offered because the Fremont Mutual Funds are intended to offer investment alternatives for a broad range of investors who are expected to have a wide and varying range of investment objectives. All of the Funds (except the Money Market Fund) are intended for long-term investors, not for those who may wish to redeem their shares after a short period of time. The descriptions below are intended to supplement the material in the Prospectus.

FREMONT GLOBAL FUND
-------------------

The Fund may invest in U.S. stocks, U.S. bonds, foreign stocks, foreign bonds, real estate securities, precious metals and cash equivalents. The Fund may adjust the level of investment maintained in each asset category in response to changing market conditions. The Advisor will allocate the assets of the Fund among the following categories of assets:

     U.S. Stocks --The Fund may invest in common and preferred stocks of U.S.-based companies traded on a U.S. exchange or in the over-the-counter ("OTC") market. The Fund may also invest in stock index futures contracts, options on index futures and options on stock indexes.


     U.S. Dollar-Denominated Debt Securities--The Fund may invest in the following: obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; convertible bonds; U.S. dollar-denominated obligations of a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); and securities that are eligible as short-term cash equivalents. The Fund will not invest more than 15% of its net assets in variable and floating rate debt securities (not including adjustable rate mortgages), nor will the Fund invest more than 5% of its net assets in guaranteed investment contracts. The Fund may invest in interest rate futures and options on such futures. The Fund also may invest up to 10% of its net assets in corporate debt securities having a rating of Ba by Moody's Investors Services ("Moody's"), BB by Standard & Poor's Ratings Group ("S&P"), or an equivalent rating by another Nationally Recognized Statisitical Rating Organization ("NRSRO")(sometimes referred to as "junk bonds") which will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. See Appendix A for a description of rating categories.


     Foreign Stocks--The Fund may purchase stock of foreign-based companies, including securities denominated in foreign currencies and issues of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency in specific countries based on the Advisor's outlook for the currencies being considered. Hedging may be undertaken through the purchase of currency futures or otherwise.


     Foreign Bonds--The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations that the Advisor believes are of a quality comparable to the U.S. dollar-denominated debt securities described above. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging and/or management from time to time based on its outlook for currency values. Cross currency hedging against price movements caused by exchange rate fluctuations is permitted by entering into forward foreign currency contracts between currencies other than the U.S. dollar. The Fund's success in these transactions will depend principally on the ability of the Advisor and/or Sub-Advisor to predict accurately the future exchange rates between foreign currencies and the U.S. dollar


     Real Estate Securities--The Fund may invest in the equity securities of publicly traded and private Real Estate Investment Trusts ("REITs"). A REIT is an entity that concentrates its assets in investments related to equity real estate and/or interests in mortgages on real estate. The shares of publicly traded REITs are traded on a national securities exchange or in the OTC market. Shares of private REITs are not publicly traded, and will be treated as illiquid securities. The Fund will limit its investments in illiquid securities, including private REITs, to 15% of its net assets.

     Precious Metals and Commodities Futures--The Fund may hold gold, other precious metals, or commodity futures positions and/or securities of companies principally engaged in producing or distributing gold, precious metals or commodities in the United States and/or in foreign countries. Such companies are defined as those that generate a substantial portion of their gross income or net profits from gold, precious metals, or commodities activities and/or have a substantial portion of their assets productively engaged in these activities. The Fund may purchase and sell futures and options contracts on commodities.

The Fund will maintain the remainder of its assets in cash or cash equivalents. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

FREMONT INTERNATIONAL GROWTH FUND
---------------------------------

The Fund's portfolio of equity securities consists of common and preferred stock, warrants and debt securities convertible into common stock. The Advisor and/or Sub-Advisor generally will invest 90% of the Fund's total assets in equity issuers domiciled outside of the U.S., of which up to 5% of the Fund's net assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 90% of its total assets invested in equity securities domiciled outside the United States.

The Fund's management anticipates that, from time to time, the Fund may have more than 25% of its total assets invested in securities of companies domiciled in the countries of Japan, the United Kingdom and/or Germany. These are among the leading industrial economies outside the United States and the values of their stock markets account for a significant portion of the value of international markets.

In addition to investing directly in equity securities, the Fund may invest in various American, Global and International Depository Arrangements, including but not limited to sponsored and unsponsored ADRs, GDRs, International
Depository Receipts, American Depository Shares, Global Depository Shares and International Depository Shares. The Fund may also invest in securities of issuers located in emerging market countries.

For liquidity purposes, the Fund normally may also invest up to 10% of its total assets in U.S. dollar-denominated or foreign currency-denominated cash or in high quality debt securities with remaining maturities of one year or less.

FREMONT EMERGING MARKETS FUND
-----------------------------

The Fund's portfolio of equity securities will typically consist of common and preferred stock, warrants and debt securities convertible into common stock. The Advisor and/or Sub-Advisor generally will invest at least 65% of the Fund's total assets in equity securities of issuers domiciled in emerging or developing countries, of which up to 5% of the Fund's net assets may be invested in rights or warrants to purchase equity securities. For defensive purposes, the Fund may temporarily have less than 65% of its total assets invested in equity securities of issuers in emerging markets. In addition to investing directly in equity securities, the Fund may invest in instruments such as sponsored and unsponsored ADRs and GDRs.

An issuer will be deemed to be in an emerging market if: (i) the principal securities trading market for such issuer is in an emerging market country; (ii) such issuer derives at least 50% of its revenues or earnings, either alone or on a consolidated basis, from goods produced or sold, investments made or services performed in an emerging market country, or has at least 50% of its total assets situated in one or more emerging markets countries; or (iii) such issuer is organized under the laws of, and with a principal office in, an emerging market country. Determinations as to whether an issuer is an emerging markets issuer will be made by the Advisor and/or Sub- Advisor based on publicly available information and inquiries made to the issuers.


The Fund may invest in debt securities of both governmental and corporate issuers in emerging markets which, at the time of purchase, have a rating of Baa or higher by Moody's, BBB or higher by S&P, an equivalent rating by another NRSRO, or, if unrated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. See Appendix A for a description of rating categories.


For liquidity purposes, the Fund may invest up to 10% of its total assets in U.S. dollar-denominated or foreign currency-denominated cash-equivalent investments or in high quality debt securities with maturities of one year or less.

In seeking to protect against the effect of adverse changes in the financial markets in which the Fund invests, or against currency exchange rate changes that are adverse to the present or prospective positions of the Fund, the Fund may use furrency contracts, options on securities, options on indices, options on currencies, and futures contracts and options on futures contracts on securities and currencies. These techniques are detailed in "General Investment Policies."

FREMONT GROWTH FUND
-------------------

Although the Fund invests primarily in common stocks, for liquidity purposes it will normally invest a portion of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. The Fund may invest up to 35% of its total assets in stocks of foreign-based companies denominated in foreign currencies and issues of ADRs and GDRs representing shares of foreign companies. The Fund may invest in foreign stock index futures, options on index futures and options on foreign stock indexes. The Advisor may engage in foreign currency hedging for assets in specific countries based on its outlook for the currencies involved. Hedging may be undertaken through the use of currency futures or otherwise.


If the Fund holds bonds, such bonds will primarily be debt instruments with short to intermediate maturities (which are defined as debt instruments with 1 to 10 years to maturity). These bonds, including convertibles, will, at the time of purchase, have a rating of A or better by either Moody's or S&P, an equivalent rating by another NRSRO, or if unrated by an NRSRO, have been determined by the Advisor to be comparable in quality. However, there are no restrictions on the maturity composition of the Fund's portfolio. See Appendix A for a description of rating categories.

The Fund may invest in non-U.S. dollar denominated bonds, notes and bills of foreign governments, their agencies and corporations of a quality comparable to the U.S. dollar-denominated debt securities described above. The dollar-weighted average maturity of the Fund's foreign bonds may range from 2 to 8 years. The Advisor will invest the assets in this class based on its outlook for interest rates and currency trends in a particular country. The Advisor may engage in foreign currency hedging from time to time based on its outlook for currency values.

The Fund will maintain the remainder of its assets in cash or cash equivalents and other fixed income securities. Cash and cash equivalents will be denominated in U.S. dollars. The objective of the cash equivalent portfolio is to maximize current income to the extent that is consistent with the preservation of capital and liquidity.

FREMONT U.S. SMALL CAP FUND
---------------------------


Under normal conditions, at least 65% of the Fund's total assets will be invested in common stocks of small, rapidly growing U.S. companies. These companies would have a market capitalization that would place them in the smallest 20% of market capitalizations of U.S. exchange listed companies, measured at the time of purchase. The Fund will generally seek companies whose market capitalizations fall within the smallest 15% of the U.S. exchange listed companies. As the value of the total market capitalization changes, the smallest 15% cap size may also change. Up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of companies domiclied outside the United States, including sponsored and unsponsored ADRs and GDRs. The Fund may also invest in stock index futures contracts, options on index futures, and options on portfolio securities and stock indices. See "General Investment Policies" for a discussion of these investment practices.

For liquidity purposes, the Fund will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor and/or Sub-Advisor believes that these investments offer opportunities for capital appreciation. Preferred stocks and bonds will, at the time of purchase, have a rating of Baa or higher by Moody's, BBB or higher by S&P, an equivalent rating by another NRSRO, or, if unrated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. Such securities are considered investment grade, but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. See Appendix A for a description of rating categories.


FREMONT U.S. MICRO-CAP FUND
---------------------------


Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities of U.S. micro-cap companies. These companies would have a market capitalization that would place them in the smallest 10% of market capitalizations of U.S. exchange listed companies, measured at the time of purchase. The Fund will generally seek companies whose market capitalizations fall within the smallest 5% of the U.S. exchange listed companies or on the OTC market. As the value of the total market capitalziation changes, the smallest 5% cap size many also change. Up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored ADRs and GDRs. The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices. See "General Investment Policies" for a discussion of these investment practices.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will, at the time of purchase, have a rating of Aaa or Aa by Moody's, AAA or AA by S&P, equivalent ratings by another NRSRO, or, if unrated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. See Appendix A for a description of rating categories.


REAL ESTATE SECURITIES FUND
---------------------------

For purposes of the Fund's investment policies, a company is in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets in such types of real estate. Companies in the real estate industry may include: real estate investment trusts ("REITs"), real estate operating companies, companies operating businesses which own a substantial amount of real estate such as hotels and assisted living facilities, and development companies.

REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in these securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, increases in interest rates, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants.

Rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and such prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the borrowers' ability to repay when due the debt extended by the REIT, and equity REITs may be affected by the tenants' ability to pay rent.


The Fund may also hold other types of securities from time to time, including convertible and non-convertible bonds and preferred stocks, when the Advisor and Sub-Advisor believe that these investments offer opportunities for capital appreciation. The Fund will invest in preferred stocks and bonds which, at the time of purchase, have a rating of Baa or better by Moody's, BBB or better by S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be of comparable quality. Such bonds and preferred stocks are considered investment grade but may have speculative characteristics. Changes in the economy or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments or to pay the preferred stock obligations than would occur with bonds and preferred stocks in higher categories. See Appendix A for a description of rating categories.


BOND FUND
---------


The Fund will invest primarily in securities which, at the time of purchase, have a rating of Aa or better by Moody's, AA or better by S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor, to be of comparable quality. The Fund also may invest up to 10% of its net assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P, or have a comparable rating by another NRSRO. See Appendix A for a description of rating categories. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. Generally, when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can generally be expected to decline. See "Corporate Debt Securities" for more information on quality ratings and risks involved with lower rated securities.


The Fund may invest in convertible debentures (which are convertible to equity securities) and preferred stocks (which may or may not pay a dividend) using the same quality and rating criteria noted above. The Fund may also invest in a small percentage of assets in common stocks consistent with its investment objectives. In addition, the Fund may invest directly in foreign currency-denominated debt securities which meet the credit quality guidelines set forth for U.S. holdings. Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers domiciled in a single country other than the United States.

When the Sub-Advisor deems it advisable because of unusual economic or market conditions, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may also employ certain active currency and interest rate management techniques. These techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include foreign currencies, options on securities, futures contracts, options on futures contracts and currency, and swap agreements.

The Fund will not use futures and options contracts for the purpose of leveraging its portfolio. The Fund will set aside cash, cash equivalents or high quality debt securities or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts. Although these investment practices will be used primarily to enhance total return or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of OTC options, the risk of default by the counter party; and the dependence upon the Sub-Advisor's ability to correctly predict movements in the direction of interest rates and securities prices. The Fund currently intends to commit no more than 5% of its net assets to premiums when purchasing options and to limit its writing of options so that the aggregate value of the securities underlying such options, as of the date of sale of the options, will not exceed 5% of the Fund's net assets.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND
---------------------------------------------

The Fund may invest in open-end and closed-end investment companies which invest in securities whose income is exempt from federal income tax and California personal income tax. It is the current intention of the Fund to limit its investments in such investment companies to not more than 5% of its net assets. Income received from these investments is exempt from federal, but not California tax.

The term "municipal securities" as used in this document means obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The term "California municipal securities" as used herein refers to obligations that are issued by or on behalf of the State of California and its political subdivisions. An opinion as to the tax-exempt status of the interest paid on a municipal security is rendered to the issuer by the issuer's bond counsel at the time of the issuance of the security.


The Fund invests primarily in California municipal securities which generally have 3 to 20 years remaining to maturity at the time of acquisition. The dollar-weighted average portfolio maturity is expected to range from 3 to 10 years. The Fund restricts its municipal securities investments to those within or of a quality comparable to the four highest rating classifications of Moody's or S&P. Municipal bonds and notes and tax-exempt commercial paper would have, at the date of purchase by the Fund, Moody's ratings of Aaa, Aa, A or Baa; MIG 1/VMIG1or MIG2/VMIG2; P-1; or S&P's ratings of AAA, AA, A, or BBB; SP-1+, SP-1 or SP-2;A-1+ or A-1, respectively. See Appendix A for a description of these ratings.


Securities ratings are the opinions of the rating agencies issuing them and are not absolute standards of quality. Because of the cost of ratings, certain issuers do not obtain a rating for each issue. The Fund may purchase unrated municipal securities which the Advisor and/or Sub-Advisor determines to have a credit quality comparable to that required for investment by the Fund. As a matter of operating policy, not more than 25% of the Fund's total investments (other than those guaranteed by the U.S. Government or any of its agencies or instrumentalities) may be unrated securities. Such percentage shall apply only at the time of acquisition of a security. To the extent that unrated municipal securities may be less liquid, there may be somewhat greater market risk incurred in purchasing them than in purchasing comparable rated securities. Any unrated securities deemed to be not readily marketable by the Board of Directors will be included in the calculation of the limitation of 15% of net assets which may be invested in illiquid securities and other assets.

As a fundamental policy (i.e., the policy will not be changed without a majority vote of its shareholders) the Fund will, under normal circumstances, invest up to 100%, and not less than 80%, of its net assets in California municipal securities, the interest on which is exempt from federal income tax and California personal income tax and are not subject to the alternative minimum tax. The Fund reserves the right to invest up to 20% of its net assets in taxable U.S. Treasury securities which are secured by the "full faith and credit" pledge of the U.S. Government, and in municipal securities of other states which, although exempt from federal income taxes, are not exempt from California income taxes. For temporary defensive purposes the Fund may invest in excess of 20% of its net assets in these securities.

MONEY MARKET FUND
-----------------

The Fund seeks to maintain a constant net asset value of $1.00 per share by valuing its securities using the amortized cost method. To do so, it must invest only in readily marketable short-term securities with remaining maturities of not more than 397 days (in accordance with federal securities regulations) which are of high quality and present minimal credit risks as determined by the Advisor, using guidelines approved by the Board of Directors. The portfolio must maintain a dollar-weighted average maturity of not more than 90 days, and at least 25% of the Fund's assets will have a maturity of not more than 90 days.

The Fund will invest in short-term securities which, at the time of purchase, are considered to be "First Tier" securities, defined as: (i) rated in the top rating category by at least two NRSROs, or (ii) in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or (iii) if unrated by an NRSRO, have been determined to be of comparable quality by the Advisor, using guidelines approved by the Board of Directors.

The Fund may invest no more than 5% of its total assets in the securities of any one issuer, other than U.S. Government securities, except in times of unexpected shareholder redemptions or purchases. In such circumstances, the Fund may invest temporarily in the securities of any one issuer in excess of 5%, but not to exceed 25%, of the Fund's total assets for up to three business days after the purchase to allow the Fund to manage its portfolio liquidity. The Fund will not invest more than 10% of its net assets in time deposits with a maturity of greater than seven days. The Fund may make loans of its portfolio securities and enter into repurchase agreements as described below, except that such repurchase agreements with a maturity of greater than seven days and other securities and assets that are not readily marketable shall not exceed 10% of the value of the Fund's net assets.

GENERAL INVESTMENT POLICIES

DIVERSIFICATION
---------------


Each Fund, except for the Fremont Real Estate Securities Fund, the Fremont Emerging Markets Fund, and the Fremont California Intermediate Tax-Free Fund, intends to operate as a diversified management investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), foreign & U.S. debt issued by domestic or foreign governments and government agencies, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer.


The Fremont Real Estate Securities Fund, the Fremont Emerging Markets Fund, and the Fremont California Intermediate Tax-Free Fund are non-diversified funds and are not subject to the foregoing requirements.

MONEY MARKET INSTRUMENTS
------------------------

The Funds may invest in any of the following money market instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Funds' quality guidelines. The Funds also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or, if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor and/or Sub-Advisor, using guidelines approved by the

Board of Directors. Generally, high-quality, short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A for a description of rating categories.

U.S. GOVERNMENT SECURITIES
--------------------------

Each Fund may invest in U.S. government securities, which are securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA") are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.

REPURCHASE AGREEMENTS
---------------------

As part of its cash reserve position, each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest at a later date, generally for a period of less than one week. The seller must maintain, with the Fund's custodian, collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% (or 10% in the case of the Money Market Fund) of the value of its net assets would then be invested in such repurchase agreements. A Fund will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement; and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

REVERSE REPURCHASE AGREEMENTS AND LEVERAGE
------------------------------------------

The Funds may enter into reverse repurchase agreements which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. The Fund involved will maintain in a segregated account, with its custodian, cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a Fund; accordingly, each Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS
-----------------------------------------------------------------------

The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor or Sub-Advisor, prescribed for the Funds by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.

The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the

Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

SWAP AGREEMENTS
---------------


The Funds (except the Money Market Fund) may enter into interest rate, credit, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which, a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.


The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or the Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid and a Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund's net assets. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor or Sub-Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities or other liquid securities to avoid any potential leveraging of the Fund's portfolio. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

BOND ARBITRAGE STRATEGIES
-------------------------

The Global Fund may enter into short sales of government and quasi-government bonds. This strategy will be used to take advantage of perceived mispricings (i.e., unjustified price differences) between various bond markets without taking on interest rate risk. For example, the yield differential between conventional U.S. Treasury Bonds and similar duration U.S. Treasury Inflation-Indexed Bonds typically indicates investors' expectations of inflation rates in the future. An arbitrage opportunity exists if the Advisor determines that investors' expectations of future inflation are unrealistically high or low. For example, if the Advisor believes that the price of U.S. Treasury Inflation-Indexed Bonds has been bid down too low because of investors' unrealistically low expectations concerning future inflation, the Advisor may enter into a short sale of conventional U.S. Treasury Bonds and take a corresponding "long" position on U.S. Treasury Inflation-Indexed Bonds. If investors' expectations later correct their differential, the price of U.S. Treasury Bonds as compared to Inflation-Indexed Bonds will decrease and the Fund will be able to close out its short position profitably. The Global Fund would thus be able to exploit the mispricing due to unrealistic inflation expectations without taking on any unwanted interest rate risk. Other similar arbitrage opportunities exist with other types of bonds, such as mispricings due to credit or liquidity spread misperceptions and European union interest rate convergence trades. As in any short selling arrangement, the Global Fund is required to fully collateralize the short side of any such arbitrage on a daily marked-to-market basis (i.e., the Fund will be required to maintain collateral equal to cost of closing out the short position, adjusted for market movements each day) and may have to maintain additional assets with the securities broker or dealer through whom the short position has been established. The cost of establishing these types of arbitrages is relatively small; nevertheless, if the arbitrage opportunity does not develop as expected, the Global Fund would be disadvantaged by the amount of any cost involved to put the arbitrage in place and subsequently close it out. Such arbitrages will be limited to government and quasi-government bonds with highly liquid markets to control exposure on the short side, and will never in the aggregate involve more than 5% of the Fund's net assets.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS
-----------------------------------------------------


A Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis, except that this limitation does not apply to the Fremont Bond Fund or the Fremont Global Fund. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes, and accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


COMMERCIAL BANK OBLIGATIONS
---------------------------

For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of any Fund. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

TEMPORARY DEFENSIVE POSTURE
---------------------------

Whenever, in the judgment of the Advisor and/or Sub-Advisor, market or economic conditions warrant, each Fund may, for temporary defensive purposes, invest without limitation in U.S. dollar-denominated or foreign currency denominated cash-equivalent instruments or in high-quality debt securities with remaining maturities of one year or less. Of course, during times that the Funds are investing defensively, the Funds will not be able to pursue their stated investment objective.

BORROWING
---------

Each Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

LENDING OF PORTFOLIO SECURITIES
-------------------------------

Each Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor and/or Sub-Advisor to be of good standing and will not be made unless, in the judgment of the Advisor and/or Sub-Advisor, the consideration to be earned from such loans would justify the associated risk.

PORTFOLIO TURNOVER
------------------

Each Fund (except for the Fremont Money Market Fund) may trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, each Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of each Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Funds will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

SHARES OF INVESTMENT COMPANIES
------------------------------

Each Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the investment objectives of the Funds or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that a Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. A Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Funds will invest only in investment companies which do not charge a sales load; however, the Funds may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on a Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. A Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, a Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. A Fund will notify its shareholders prior to initiating such an arrangement.

ILLIQUID AND RESTRICTED SECURITIES
----------------------------------

Each Fund (other than the Fremont Money Market Fund) may invest up to 15% of its net assets in all forms of "illiquid securities." The Fremont Money Market Fund may invest up to 10% of its net assets in "illiquid securities." An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund.


"Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Additionally, the Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor or Sub-Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors.

Under these standards, the Advisor or Sub-Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determinations.


It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

WARRANTS OR RIGHTS
------------------

Warrants or rights may be acquired by a Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of each Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Funds in units or attached to securities will be deemed to be without value for purposes of this restriction.

MUNICIPAL SECURITIES
--------------------

Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations".

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded. The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts.

The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

MUNICIPAL NOTES
---------------

Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

     TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

     REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

     BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.

COMMERCIAL PAPER
----------------

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
--------------------------------------------------

Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage- related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

A Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

A Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

A Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs") are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities.

     REAL ESTATE MORTGAGE INVESTMENT CONDUITS are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.


     STRIPPED MORTGAGE SECURITIES are derivative multiclass mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid and together with other illiquid securities will not exceed 15% (10% for the Money Market Fund) of a Fund's net assets.


     OTHER ASSET-BACKED SECURITIES (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables-SM- ("CARS-SM") and interests in pools of credit card receivables. CARS-SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS-SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS-SM although the underlying loans are unsecured.

As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor and/or Sub-Advisor may consider investments in such securities, provided they conform with the Fund's investment objectives, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company's Board of Directors.


The Funds may invest only in mortgage-related (or other asset-backed) securities either (i) issued by U.S. government sponsored corporations or (ii) having a rating of A or higher by Moody's or S&P, an equivalent rating by another NRSRO, or, if not rated by an NRSRO, have been determined to be of equivalent investment quality by the Advisor and/or Sub-Advisor. The Advisor and/or Sub-Advisor will monitor the ratings of securities held by a Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.


WRITING COVERED CALL OPTIONS
----------------------------


The Funds (except the Fremont California Intermediate Tax-Free Fund and the Fremont Money Market Fund) may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total returns and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor and/or Sub-Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds. The aggregate value of the securities underlying call options, as of the date of the sale of options, will not exceed 5% of the Fund's net assets.


A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already, effectively, owns or has the right to acquire without additional cost.


Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which no Fund will do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund involved has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund involved will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. No Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.


The premium received is the market value of an option. The premium a Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of that Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund involved will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency. The Fund involved will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund involved.

WRITING COVERED PUT OPTIONS
---------------------------

The Funds (except the Fremont California Intermediate Tax-Free Fund and the Fremont Money Market Fund) may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.


The Funds may write put options only on a covered basis, which means that a Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Advisor or Sub-Advisor wishes to purchase the underlying security or currency for that Fund's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Additionally, the Funds may simultaneously write a put option and purchase a call option with the same strike price and expiration date.


PURCHASING PUT OPTIONS
----------------------

The Funds  (except the Fremont  California  Intermediate  Tax-Free  Fund and the
Fremont Money Market Fund) may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. Such Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Funds may also purchase put options at a time when a Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund involved will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A Fund will commit no more than 5% of its net assets to premiums when purchasing put options. The premium paid by such Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS
-----------------------


The Funds (except the Fremont California Intermediate Tax-Free Fund and the Fremont Money Market Fund) may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire or obtain exposure to the underlying securities or currencies. Examples of such uses of call options are provided below.


Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund involved is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.


Each Fund will commit no more than 5% of its net assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written. Additionally, a Fund may simultaneously write a put option and purchase a call option with the same strike price and expiration date.


DESCRIPTION OF FUTURES CONTRACTS
--------------------------------

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, the Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the Contract.

As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.


The Funds may enter into interest rate, S&P Index (or other major market index), or currency Futures Contracts to obtain market exposure, increase liquidity, hedge dividend accruals and as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in currency exchange rates, purchases of such Futures as an offset against the effect of expected declines in currency exchange rates, and purchases of Futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or Futures Contracts, a Fund will segregate cash and liquid securities to cover any related liability.


The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using Futures Contracts.

A Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

FUTURES CONTRACTS GENERALLY
---------------------------

Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, such as the Funds, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

A public market exists in futures contracts covering foreign financial instruments such as U.K. Pound and Japanese Yen, among others. Additional futures contracts may be established from time to time as various exchanges and existing futures contract markets may be terminated or altered as to their terms or methods of operation.


A Fund's futures transactions will be entered into for hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that such Fund owns, or futures contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase. A Fund may also use futures to obtain market exposure, increase liquidity and hedge dividend accruals.


"Margin" with respect to futures and futures contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate futures trading and to maintain a

Fund's open positions in futures contracts. A margin deposit ("initial margin") is intended to assure such Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to that Fund. In computing daily net asset values, that Fund will mark to market the current value of its open futures contracts. The Fund involved will earn interest income on its margin deposits.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only an approximation. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.


Because of the low margin deposits required, trading of futures contracts involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that such Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund involved segregates and commits to back the futures contract with short to medium term debt instruments and/or cash securities equal in value to the current value of the underlying instrument less the margin deposit.

Most futures exchanges in the United States limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS,  AND WITH RESPECT TO
--------------------------------------------------------------------------------
THE FREMONT GLOBAL FUND, GOLD FUTURES CONTRACTS
-----------------------------------------------

Options on Futures Contracts are similar to options on fixed income or equity securities or options on currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Funds may purchase call and put options on the underlying securities or currencies, or with respect to the Global Fund, on gold or other commodities. Such options would be used in a manner identical to the use of options on Futures Contracts. To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by that Fund, the Fund involved may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

FORWARD CURRENCY AND OPTIONS TRANSACTIONS
-----------------------------------------

A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing. To avoid leverage in connection with forward currency transactions, a Fund will set aside with its custodian, cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts.

A put option gives a Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

If the value of the currency instead should rise against the dollar, any gain to a Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which a Fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded  over-the-counter
(OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds will not purchase an OTC option unless they believe that daily valuation for such option is readily obtainable. In addition, premiums paid for currency options held by a Fund may not exceed 5% of the Fund's net assets.

RISK FACTORS AND SPECIAL CONSIDERATIONS FOR INTERNATIONAL INVESTING
-------------------------------------------------------------------

(Except for the Fremont California Intermediate Tax-Free Fund and the Fremont Money Market Fund.) Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments.

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to a Fund due to subsequent declines in value of a portfolio security or, if a Fund had entered into a contract to sell the security, could result in possible liability to the purchaser. Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of a Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Funds will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor and/or Sub-Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Funds may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that a Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Funds may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Funds may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

A Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Funds of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Funds. See "Dividends, Distributions and Federal Income Taxation."

DEPOSITORY RECEIPTS
-------------------


(Except for the Money Market Fund.) Global Depository Receipts ("GDRs") are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. American Depository Receipts ("ADRs") are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in GDRs and ADRs presents risks not present to the same degree as investing in domestic securities even though the Funds will purchase, sell and be paid dividends on GDRs and ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Funds may be required to pay foreign withholding or other taxes on certain of its GDRs or ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Taxes - Mutual Funds." Unsponsored GDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored GDRs and ADRs may be less liquid than sponsored GDRs and ADRs. Additionally, there generally is less publicly available information with respect to unsponsored GDRs and ADRs.


PARTICULAR RISK FACTORS  RELATING TO CALIFORNIA  MUNICIPAL  SECURITIES  (FREMONT
--------------------------------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX-FREE FUND)
--------------------------------------

Certain risks are associated with California municipal securities in which the Fund predominantly will invest. The information set forth below is based on information drawn from official statements and prospectuses relating to securities offerings of the state of California and various local agencies in California, available prior to the date of this Statement of Additional Information. While the Advisor has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. In addition to this current information, future California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Certain debt obligations held by the Fund may be obligations of issuers who rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. In recent efforts to assist California municipal issuers to raise revenues to pay their bond obligations, the California legislature has passed measures which have provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies, and the assumption of certain local obligations by the state. It is not known whether additional revenue redistribution legislation will be enacted in the future or, if enacted, whether such legislation would provide sufficient revenue to allow such issuers to pay their obligations. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

Certain debt obligations held by the Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes, on property-related assessments, charges or fees, and on taxes such as utility user's taxes as sources of revenue. The California Constitution limits the taxing and spending powers of the state of California and its public agencies and, therefore, the ability of California issuers to raise revenues through taxation, and to spend such revenues over appropriations limits. Such limits may impair the ability of such issuers to make timely payment on their obligations.

Certain debt obligations held by the Fund may be obligations payable solely from lease payments on real property or personal property leased to the state, cities, counties, or their various public entities. California law requires that the lessee is not required to make lease payments during any period that it is denied use and occupancy of the property leased in proportion to such loss. Moreover, the lessee only agrees to include lease payments in its annual budget for the current fiscal year. In case of a default under the lease, the only remedy available against the lessee is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the Fund would not be paid in a timely manner.

Certain debt obligations held by the Fund may be obligations which are payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care, and selective contracting by health insurers for care of their own beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

Debt obligations payable solely from revenues of health care institutions may also be insured by the state of California pursuant to a mortgage insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). If a default occurs on such insured debt obligations, the Office may either continue to make debt service payments on the obligations, or foreclose on the mortgage and request the State Treasurer to issue debentures payable from a reserve fund established under the insurance program or from unappropriated state funds. Reports and studies prepared most recently a decade ago indicated that the reserve fund was under-funded. Moreover, moneys in the reserve fund may be and have been reappropriated by the California Legislature for other purposes in the past, and the California legislature reserves the right to do so in the future. The Investment Company cannot predict what, if any, impact the underfunding of the reserve fund may have on such debt obligations.

Certain debt obligations held by the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. To limit the creditor's right to obtain a deficiency judgment, one limitation is based on the method of foreclosure, and the second on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of non-judicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. A third statutory provision, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. A fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as a result of low bids at a judicial sale. Finally, a fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's non-judicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period of foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the non-judicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the non-judicial foreclosure remedy described above.

Certain debt obligations held by the Fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or non-judicial foreclosure.

Under California law, mortgage loans secured by single-family, owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which finance such home mortgages.

GUARANTEED INVESTMENT CONTRACTS (FREMONT GLOBAL FUND)
-----------------------------------------------------

The Global Fund may enter into agreements known as guaranteed investment contracts ("GICs") with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days' notice. Like any fixed income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

CORPORATE DEBT SECURITIES (FREMONT GLOBAL FUND AND FREMONT BOND FUND)
---------------------------------------------------------------------

A Fund's investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which, at the time of purchase, meet the minimum ratings criteria set forth for the Fund, or, if unrated by an NRSRO, have been determined by the Advisor and/or Sub-Advisor to be comparable in quality to corporate debt securities in which the Fund may invest.


Securities which are rated BBB by S&P, Baa by Moody's, or an equivalent rating by another NRSRO are considered investment grade but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. The securities rated below Baa by Moody's, BBB by S&P, or equivalent by another NRSRO (sometimes referred to as "junk bonds"), which the Fund may invest to a limited extent, will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable credit worthiness and relative liquidity of the secondary trading market. Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors


REDUCTION IN BOND RATING (FREMONT GLOBAL FUND AND FREMONT BOND FUND)
--------------------------------------------------------------------


The Global Fund and the Bond Fund may each invest up to 10% of its net assets in debt securities rated below BBB or Baa, by S&P and Moody's, respectively, but not lower than B by either (or the equivalent ratings by another NRSRO). In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to that Fund, the Fund's Advisor and/or Sub-Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa, or equivalents thereof, are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See Appendix A for a complete description of the bond ratings.

CONCENTRATION (FREMONT REAL ESTATE SECURITIES FUND)
---------------------------------------------------

The Real Estate Securities Fund will concentrate its investments in real estate investment trusts ("REITs"). As a result, an economic, political or other change affecting one REIT also may affect other REITs. This could increase market risk and the potential for fluctuations in the net asset value of the Fund's shares.

THE EURO: SINGLE EUROPEAN CURRENCY
----------------------------------

On January 1, 1999, the European Union introduced a single European currency called the "euro." The first group of countries to convert their currencies to the euro includes Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The introduction of the euro has occurred but the following uncertainties will continue to exist for some time:

o Whether the payment, valuation and operational systems of banks and financial institutions can operate reliably.

o The applicable conversion rate for contracts stated in the national currency of an EU member.

o The ability of clearing and settlement systems to process transactions reliably.

o    The effects of the euro on European financial and commercial markets.

o The effect of new legislation and regulations to address euro-related issues.


o    The effects of additional countries joining the union.


These and other factors (including political and economic risks) could cause market disruptions and affect the value of those Funds that invest in companies conducting business in Europe. We understand that our key service providers have taken steps to address euro-related issues, but there can be no assurance that these efforts are sufficient.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that no Fund may:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, to tax exempt securities issued by state governments or political subdivisions thereof, or to investments by the Money Market Fund in securities of domestic banks, of foreign branches of domestic banks where the domestic bank is unconditionally liable for the security, and domestic branches of foreign banks subject to the same regulation of domestic banks, or to investments by the Real Estate Securities Fund in real estate investment trusts. See "Investment Objective, Policies, And Risk Considerations."

     2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

     3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     4. Make loans, except that a Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

     5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. A Fund will not purchase securities while such borrowings are outstanding.

     6. Change its status as either a diversified or a non-diversified investment company.


     7. Issue senior securities, except as permitted under the 1940 Act and as described in the Prospectus and this Statement of Additional Information, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.


     8. Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that Fund.

Other current investment policies of the Funds, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. A Fund may not:

     9.   Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.

     10.  Mortgage, pledge, or hypothecate any of its assets, provided that this
          restriction   shall  not  apply  to  the  transfer  of  securities  in
          connection with any permissible borrowing.

     11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

     12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years continuous operation.

     13. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

     14. Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

     15. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of that Fund's net assets, except that the value of such securities may not exceed 10% of the Money Market Fund's net assets.

     16. (Except Fremont Global Fund) Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

     17. Invest in securities of an issuer if the investment would cause a Fund to own more than 10% of any class of securities of any one issuer.

     18. Acquire more than 3% of the outstanding voting securities of any one investment company.


Certain market strategies and market definitions applicable to the Funds - such as the market capitalization ranges for the U. S. Small Cap and U.S. Micro Cap Funds - may be adjusted from time to time to reflect changing market circumstances subject to review and approval by the Funds' Board of Directors.


INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Fund is a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director, or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

                                         DATE OF                                             PRINCIPAL OCCUPATIONS AND BUSINESS
NAME AND ADDRESS                         BIRTH            POSITIONS HELD                     EXPERIENCE FOR PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

David L. Redo(1)(2)(4)                   9-1-37           Chairman and Director,             President, CEO, CIO and Director,
Fremont Investment, Advisors, Inc.                                                           Fremont Investment Advisors, Inc.;
333 Market Street, 26th Floor                                                                Managing Director, Fremont Group, LLC
San Francisco, CA  94105                                                                     and Fremont Investors, Inc.;
                                                                                             Director, Sequoia Ventures,
                                                                                             Sit/Kim International
                                                                                             Investment Associates, and
                                                                                             J.P. Morgan Securities Asia.

                                       44

Michael H. Kosich(1)(2)                  3-30-40          President and Director             7/96 - Present, Managing Director,
Fremont Investment Advisors, Inc.                                                            Fremont Investment Advisors, Inc.;
333 Market Street, 26th Floor                                                                10/77 - 7/96, Senior Vice President
San Francisco, CA 94105                                                                      Business Development, Benham
                                                                                             Management.

Richard E. Holmes(3)                     5-14-43          Director                           Vice President and Director, BelMar
P.O. Box 479                                                                                 Advisors, Inc. (marketing firm)
Sanibel, FL 33957


Donald C. Luchessa(3)                    2-18-30          Director                           Principal, DCL Advisory
DCL Advisory                                                                                 (marketer for investment
4105 Shelter Bay Avenue                                                                      advisors).
Mill Valley, CA 94941

David L. Egan(3)                         5-1-34           Director                           President, Fairfield Capital
Fairfield Capital Associates, Inc.                                                           Associates, Inc. Founding
1640 Sylvaner                                                                                Partner of China Epicure, LLC
St. Helena, CA  94574                                                                        and Palisades Trading
                                                                                             Company, LLC

Kimun Lee                                6-17-46          Director                           Principal of Resources
Resources Consolidated                                                                       Consolidated (a consulting and
235 Montgomery Street, Ste 968                                                               investment banking service
San Francisco, CA 94104                                                                      group).

Albert W. Kirschbaum(4)                  8-17-38          Senior Vice President              Managing Director, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA  94105


Peter F. Landini(4)                      5-10-51          Executive Vice President,          Managing Director, Treasurer,
Fremont Investment Advisors, Inc.                         and Treasurer                      and COO, Fremont Investment
333 Market Street, 26th Floor                                                                Advisors, Inc.; 1/94 - 7/98,
San Francisco, CA 94105                                                                      Director, J.P. Morgan
                                                                                             Securities, Asia


Norman Gee                               3-29-50          Vice President                     Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Alexandra W. Kinchen(4)                  4-25-45          Vice President                     Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Andrew L. Pang(4)                        4-15-49          Vice President                     Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Robert J. Haddick(4)                     2-26-60          Vice President                     Senior Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

W. Kent (Ken) Copa                       10-19-46         Vice President                     Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105


Tina Thomas                              8-7-49           Vice President, Secretary, and     6/96 -Present  Vice President,
Fremont Investment Advisors, Inc.                         Chief Compliance Officer           Secretary, and Chief Compliance
333 Market Street, 26th Floor                                                                Officer, Fremont Investment Advisors,
San Francisco, CA 94105                                                                      Inc., 9/88 - 5/96  Chief
                                                                                             Compliance Officer and Vice
                                                                                             President, Bailard, Biehl &
                                                                                             Kaiser, Inc. (BB&K);
                                                                                             Treasurer, BB&K International
                                                                                             Fund Group, Inc. and BB&K
                                                                                             Fund Group; Principal, BB&K
                                                                                             Fund Services, Inc.


                                       45

Richard G. Thomas                        1-7-57           Senior Vice President              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Gretchen Hollstein                       3-23-67          Vice President                     Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors,  Inc.
333 Market Street, 26h Floor
San Francisco, CA 94105

Allyn Hughes                             6-12-60          Vice President                     4/93 - Present, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Yvonne Garcia                            11-13-68         Vice President                     2/96 - Present, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor                                                                7/90 - 2/96, Product Manager,
San Francisco, CA 94105                                                                      GT Global, Inc.


Jack Gee                                 9-12-59          Vice President and                 10/97 - Present, Vice President
Fremont Investment Advisors, Inc.                         Controller                         and Chief Financial Officer, Fremont
333 Market Street, 26th Floor                                                                Investment Advisors, Inc.; 11/95-10/97,
San Francisco, CA 94105                                                                      Chief Financial Officer and Treasurer
                                                                                             Sife, Inc.;6/91-6/95, Controller,
                                                                                             Concord General Corp

Conor Sheridan                           7-5-69           Vice President                     10/94 - Present, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105


(1) Director who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
(2)  Member of the Executive Committee.
(3)  Member of the Audit Committee and the Contracts Committee.
(4)  Member of the Fremont Investment Committee.


During the fiscal year ended October 31, 1999, Richard E. Holmes and David L. Egan each received $16,000, and Donald C. Luchessa and Kimun Lee each received $12,000, for serving as directors of the Investment Company.

As of January 12, 2000, the officers and directors as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Investment Company.


INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay transfer agency fees when such entities are engaged in connection with share holdings in the Funds acquired by certain retirement plans.

Each Fund (except the Fremont U.S. Micro-Cap Fund) will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

With respect to the Fremont U.S. Micro-Cap Fund, the Advisor has agreed to bear all of the Fund's ordinary operating expenses in return for receiving a monthly fee of 2.5% per annum of the Fund's average daily net assets with respect to the first $30 million, 2.0% with respect to the next $70 million, and 1.5% thereafter.

Each Fund will bear all expenses relating to interest, brokerage commissions, other transaction charges relative to investing activities of the Fund, and extraordinary expenses (including for example, litigation expenses, if any).

The allocation of general Investment Company expenses among the Funds is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.


For the International Growth Fund, the U.S. Small Cap Fund, the Emerging Markets Fund, the California Intermediate Tax-Free Fund and the Real Estate Securities Fund, to the extent management fees are waived and/or other expenses are reimbursed by the Advisor, a Fund may reimburse the Advisor for any reductions in the Fund's expenses during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interest of the Fund.


The Investment Advisory and Administration Agreement (the "Advisory Agreement") with respect to each Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).


The following table depicts the advisory fees (net of voluntary waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 1999, 1998 and 1997:

                                          FISCAL YEAR ENDED OCTOBER 31,
                                                   (IN '000'S)
                                     --------------------------------------
                                        1999            1998           1997
                                        ----            ----           ----
     Money Market Fund               $ 1,534         $ 1,129          $ 837
     Bond Fund                           823             542            303
     Real Estate Securities Fund         327             114             --
     Global Fund                       3,927           4,050          3,850
     Growth Fund                         745             819            604
     International Growth Fund           453             469            618
     U.S. Small Cap Fund                 151              64              5
     Emerging Markets Fund                93             135             17
     U.S. Micro-Cap Fund               3,638           2,861          3,050
     CA Tax-Free Fund                    238             197            183

The Advisory Agreements with respect to the International Growth Fund, the U.S. Small Cap Fund, the Money Market Fund, the Bond Fund, the Global Fund, the Growth Fund, the Emerging Markets Fund, and the California Intermediate Tax-Free Fund, also provide for the payment of an administrative fee to the Advisor at an annual rate of 0.15% of average net assets. The following table depicts the administrative fee (net of voluntary waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 1999, 1998 and 1997:

                                          FISCAL YEAR ENDED OCTOBER 31,
                                                   (IN '000'S)
                                       ------------------------------------
                                        1999            1998           1997
                                        ----            ----           ----
     Money Market Fund                 $ 756          Waived         Waived
     Bond Fund                           171            $ 50         Waived
     Real Estate Securities Fund         N/A             N/A            N/A
     Global Fund                         982           1,012          $ 962
     Growth Fund                         223             246            181
     International Growth Fund            68              43            N/A
     U.S. Small Cap Fund                  23              10              1
     Emerging Markets Fund                14              20              3
     U.S. Micro-Cap Fund                 N/A             N/A            N/A
     Ca Tax Free Fund                     61               3              3


The Funds' Board of Directors approved an Operating Expense Agreement which contractually obligates the Advisor to limit the expenses of certain funds (as a percentage of average net assets) until March 1, 2001 as follows: International Growth Fund 1.50%; International Small Cap Fund 1.50%; Emerging Markets Fund 1.50%; U.S. Micro Cap Fund 1.98%; U.S. Small Cap Fund 1.50%; Real Estate Securities Fund 1.50%; and the California Intermediate Tax-Free Fund 0.49%. Also, under the Operating Expense Agreement, the Advisor is obligated to waive 0.05% of the 0.15% administrative fee for the Bond Fund until March 1, 2001.

The Advisor's employees may engage in personal securities transactions. However, the Investment Company and the Advisor have adopted a Code of Ethics for the purpose of establishing standards of conduct for the Advisor's employees with respect to such transactions. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval from the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Funds or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.

THE SUB-ADVISORS

The Advisory Agreements authorize the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory
Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, as required by law, the shareholders of the affected Fund.

Pursuant to this authority, the following table summarizes the Sub-Advisor:

--------------------------------------------------------------------------------
FUND                                       SUB-ADVISOR(S)
--------------------------------------------------------------------------------

Global Fund                                Pacific Investment Management Company
                                           Mellon Capital Management
                                           Kern Capital Management LLC+
                                           Sit Investment Associates, Inc.++
                                           Capital Guardian Trust Company

--------------------------------------------------------------------------------
Bond Fund                                  Pacific Investment Management Company
--------------------------------------------------------------------------------
Real Estate Securities Fund                Kensington Investment Group
--------------------------------------------------------------------------------
International Growth Fund                  Capital Guardian Trust Company
--------------------------------------------------------------------------------
U.S. Small Cap Fund                        Kern Capital Management LLC+
--------------------------------------------------------------------------------

Emerging Markets Fund                      CMG First State (Hong Kong) LLC

--------------------------------------------------------------------------------
U.S. Micro-Cap Fund                        Kern Capital Management LLC+
--------------------------------------------------------------------------------
California Intermediate Tax-Free Fund      Rayner Associates, Inc.
--------------------------------------------------------------------------------

The current portfolio management agreements between the Advisor and the above-named Sub-Advisors (the "Portfolio Management Agreements") provide that the Sub-Advisors agree to manage the investment of the Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statement (including, but not limited to, the investment objective, policies, and restrictions delineated in the Funds' current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

--------------------

+ Kern Capital Management LLC is partially owned by the Advisor.

++ An executive officer of the Advisor is a member of the Board of Directors of the subadvisor's subsidiary company. The executive officer has no control relationship with the subadvisor and is not involved with its management or affairs.

For their services under the Portfolio Management Agreements, the Advisor (not the Funds) has agreed to pay the Sub-Advisors an annual fee equal to the percentages set forth below of the value of the applicable Fund's average net assets allocated to the Sub-Advisor, payable monthly:

Global Fund                      0.30% to Pacific Investment Company
                                 To Mellon Capital Management:

                                   0.50% on the first $100 million
                                   0.40% on the next $100 million
                                   0.30% on the next $100 million
                                   0.20% on the assets in excess of $300 million
                                 0.50 % to Kern Capital Management LLC
                                 0.45% to Sit Investment Associates, Inc.

                                 To Capital Guardian Trust Company:
                                   0.750% on the first $25 million
                                   0.600% on the next $25 million
                                   0.425% on the next $200 million
                                   0.375% on assets in excess of $250 million

Bond Fund                        0.25% to Pacific Investment Management Company

Real Estate Securities Fund      0.50% to Kensington Investment Group

International Growth Fund        Capital Guardian Trust Company
                                   0.750% on the first $25 million
                                   0.600% on the next $25 million
                                   0.425% on the next $200 million
                                   0.375% on assets in excess of $250 million

U.S. Small Cap Fund              0.65% to Kern Capital Management LLC

Emerging Markets Fund            0.50% to CMG First State (Hong Kong) LLC

U.S. Micro-Cap Fund              to Kern Capital Management LLC:
                                   1.50% on the first $30 million
                                   1.00% on the next $70 million
                                   0.75% on assets in excess of $100 million

California Intermediate          0.20% to Rayner Associates, Inc.
    Tax-Free Fund

For the fiscal year ended October 31, 1999, Pacific Investment Management Company, Kern Capital Management LLC, CMG First State (Hong Kong) LLC, Capital Guardian Trust Company, Kensington Investment Group, Rayner Associates, Inc., Mellon Capital Management Corporation, and Sit Investment Associates, Inc. received from the Advisor (not the Funds) subadvisory fees (net of voluntary fee waivers) of $552,194, $2,064,670, $43,159, $307,020, $163,477, $133,834,
$136,369 and $4,969, respectively. For the fiscal year ended October 31, 1998, Pacific Investment Management Company, Kern Capital Management LLC, Nicholas-Applegate Capital Management (HK) LLC, Capital Guardian Trust Company, Kensington Investment Group, and Rayner Associates, Inc. received from the Advisor (not the Funds) subadvisory fees (net of voluntary fee waivers) of $340,135, $1,504,604, $67,334, $194,551, $57,002 and $32,815, respectively. For the fiscal year ended October 31, 1997, Pacific Investment Management Company, Kern Capital Management LLC and Nicholas-Applegate Capital Management received from the Advisor (not the Funds) subadvisory fees (net of voluntary fee waivers) of $189,286, $359,873, and $15,038, respectively.


The Portfolio Management Agreement for each Fund continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. Each Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, each Agreement automatically terminates in the event of its assignment.


PRINCIPAL UNDERWRITER. The Fund's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018 (the "Distributor"). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor will receive compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 1999 for services as Distributor.


TRANSFER AGENT. The Advisor has engaged State Street Bank and Trust Company, c/o NFDS, P.O. Box 419343, Kansas City, Missouri, 64141, to serve as the Transfer and Dividend Disbursing Agent and shareholder service agent. The Transfer Agent is not involved in determining investment policies of the Fund or its portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of State

Street Bank and Trust Company are paid by the Fund and thus borne by the Fund's shareholders. State Street Bank and Trust Company has contracted with National Financial Data Services to serve as shareholder servicing agent. A depository account has been established at United Missouri Bank of Kansas City through which all payments for the funds will be processed.


The Funds may compensate other third party service providers who act as a shareholder servicing agent or who perform shareholder servicing normally performed by the Funds.

ADMINISTRATOR. The Advisor has retained Investment Company Administration, L.L.C. (the "Sub-Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, California 91741. The Administration Agreement provides that the Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, prospectuses, statements of additional information, marketing materials; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where the Funds currently do, or intends to do, business; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to .02% of the first $1 billion of each Fund's average daily net assets, 0.015% thereafter, subject to a minimum annual fee of $20,000. In addition, the Sub-Administrator will prepare periodic financial reports, shareholder reports and other regulatory reports or filings required for the Funds; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For these additional services, the Advisor (not the Fund) will pay the Sub-Administrator an annual fee of $100,000 for the years 2000, 2001, and 2002. After the year 2002, the Sub-Administrator will receive from the Advisor (not the Fund) an annual fee, calculated on each Fund's average daily net assets, equal to 0.005% of the first $2 billion and 0.0025% thereafter.


PLAN OF DISTRIBUTION (U.S. SMALL CAP FUND, INTERNATIONAL GROWTH FUND, REAL ESTATE SECURTIES FUND AND EMERGING MARKETS FUND ONLY)

As stated in the Prospectus, the above referenced Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Funds to compensate the Advisor for expenses incurred in the distribution and promotion of each Fund's shares, including, but not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing, and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms that have executed a distribution or service agreement with the Underwriter. The Plan expressly permits payments in any fiscal year up to a maximum of 0.25% of the average daily net assets of the Funds. It is possible that the Advisor could receive compensation under the Plan that exceeds the Advisor's costs and related distribution expenses, thus resulting in a profit to the Advisor.

Agreements implementing the Plan (the "Implementation Agreements") are in writing and have been approved by the Board of Directors. All payments made pursuant to the Plan are made in accordance with written agreements and are reviewed by the Board of Directors at least quarterly.

The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Investment Company's Board of Directors and by a vote of the Directors who are not interested persons of the Investment Company and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Directors") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a majority of the outstanding shares of each Fund. In the event the Plan is terminated in accordance with its terms, the Funds will not be required to make any payments for expenses incurred by the Advisor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a majority of the outstanding shares of each Fund on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Investment Company's Board of Directors and by a vote of the Independent Directors.

In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties as Directors, that there is a reasonable likelihood that the Plan will benefit the Funds and its shareholders. The Board of Directors believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Funds, which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Directors make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, the costs to and expenses incurred by the Advisor pursuant to the Plan and the purposes underlying such cash and expenditures must be reported quarterly to the Board of Directors for its review. In addition, the selection and nomination of those Directors who are not interested persons of the Investment Company are committed to the discretion of the Independent Directors during such period.

Pursuant to the Plan, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Investment Company believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Investment Company believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions in which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor or Sub-Advisor, including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they will be effected only when the Advisor or Sub-Advisor believes that to do so will be in the best interest of such Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the other series of the Investment Company.

The Bond Fund, the Global Fund, the Growth Fund, the International Growth Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund contemplate purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although these Funds will endeavor to achieve the best net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Global Fund, the Growth Fund, the International Growth Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which a Fund may invest are generally traded in the over-the-counter markets.

No brokerage commissions have been paid by the Money Market Fund and the California Intermediate Tax-Free Fund during the last three fiscal years. The aggregate dollar amount of brokerage commissions paid by the other Funds during the last three years are as follows:

                                           FISCAL YEAR ENDED OCTOBER 31,
                                 -----------------------------------------------

                                     1999              1998               1997
                                     ----              ----               ----
Bond Fund                        $   36,775        $   17,551           $  6,238
Global Fund                       1,077,244         1,197,193            998,130
Real Estate Securities Fund         399,275           317,331                 --
Growth Fund                         199,202           296,782            143,250
International Growth Fund           114,053           169,064            327,835
U.S. Small Cap Fund                  66,077            27,821              3,034
Emerging Markets Fund                81,401           117,643            136,653
U.S. Micro-Cap Fund                 621,905           453,287            298,178


Subject to the requirement of seeking the best available prices and executions, the Advisor or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor or Sub-Advisor for the benefit of a Fund and/or other accounts served by the Advisor or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing each Fund's portfolio.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or a Sub-Advisor, or an affiliated person of such person. It is presently anticipated that certain affiliates of the Sub-Advisor(s) will effect brokerage transactions of the Funds in certain markets and receive compensation for such services.


As of October 31, 1999, the Money Market Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Merrill Lynch & Co., Inc. $7,998,814, For Motor Credit Corp $9,927,453, State Street Bank $44,406 and J.P. Morgan & Co., Inc. $24,478,159 . As of October 31, 1999, the Bond Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows:
Morgan Stanley Mortgage Trust $747,929, Associates Corp $4,827,250, Bear Stearns & Co., Inc. $500,596, Ford Motor Credit Corp $9,938,548, Goldman Sachs Group
$9,996,798, Lehman Brothers Holdings, Inc. $1,889,864 and State Street Bank $861,472. As of October 31, 1999, the Global Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Ford Motor

Company $2,935,813, Ford Motor Credit Corp $8,679,555, Deutsche Bank AG $635,047, Prudential Corp. PLC $429,856, J.P. Morgan & Co. $1,177,875, Morgan
Stanley, Dean Witter & Co. $1,423,031, Deutsche Bank Finance $199,580, Lehman Brothers Holdings Inc. $3,014,640, Merrill Lynch & Co., Inc. $9,989,146 and State Street Bank $13,216,239. As of October 31, 1999, the Growth Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows:
Ford Motor Company $4,077,213, Morgan Stanley, Dean Witter & Co. $1,731,906, J.P. Morgan & Co., Inc. $1,047,000 and State Street Bank $541,939. As of October 31, 1999, the U.S. Micro-Cap Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Merrill Lynch & Co., Inc.
$11,994,680 and State Street Bank $13,603. As of October 31, 1999, the International Growth Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Deutsche Bank AG $238,929 and State Street Bank $6,912,608. As of October 31, 1999, the Real Estate Securities Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows:
State Street Bank $3,019,455. As of October 31, 1999, the U.S. Small Cap Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows:
State Street Bank $4,513,744. As of October 31, 1999, the Emerging Markets Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows:
State Street Bank $629,185.


HOW TO INVEST

PRICE OF SHARES. The price to be paid by an investor for shares of a Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and
(ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. The Money Market Fund will also observe additional federal holidays that are not observed by the New York Stock Exchange: Columbus Day, and Veterans Day.

Each Fund will calculate its net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). The Bond Fund's, the Global Fund's, the Growth Fund's, the International Growth Fund's, the U.S. Small Cap Fund's, the Emerging Market Fund's, and the U.S. Micro-Cap Fund's portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of these Funds may be significantly affected by such trading on days when a shareholder has no access to the Funds. See also in the Prospectus at "General Investment Policies - Special

Considerations in International  Investing," "Calculation of Net Asset Value and
Public   Offering   Price,"  "How  to  Invest,"  "How  to  Redeem  Shares,"  and
"Shareholder Account Services and Privileges - Exchanges Between Funds."

FREMONT BOND FUND, FREMONT REAL ESTATE SECURITIES FUND, FREMONT GLOBAL FUND, FREMONT GROWTH FUND, FREMONT INTERNATIONAL GROWTH FUND, FREMONT U.S. SMALL CAP FUND, FREMONT EMERGING MARKETS FUND, AND FREMONT U.S. MICRO-CAP FUND:

     1. Fixed-income obligations with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Funds amortize to maturity all securities with 60 days or less remaining to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

     2. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     3. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by these Funds used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in these Funds' calculation of net asset value unless the Board of Directors

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

          deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     4. With respect to the Global Fund, gold bullion and bullion-type coins are valued at the closing price of gold on the New York Commodity Exchange.

     5. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor and/or Sub-Advisor.

     6. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

     7. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

FREMONT MONEY MARKET FUND:

The Money Market Fund uses its best efforts to maintain a constant per share price of $1.00.

The portfolio instruments of the Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of a per share net asset value at $1.00 are permitted by Rule 2a-7 adopted by the Securities and Exchange Commission. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less as allowed by regulations under the 1940 Act, and invest only in securities determined by the Board of Directors to be of high quality with minimal credit risks. In accordance with this rule, the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings by the Board of Directors at such intervals as it may deem appropriate, to determine whether the net asset value of the Money Market Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that a deviation between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost exceeding $0.005 per share must be examined by the Board of Directors. In the event the Board of Directors determines that the deviation may result in material dilution or is otherwise unfair to investors or existing shareholders, the Board of Directors must cause the Money Market Fund to take such

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

corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

In the event that a security meeting the Money Market Fund's quality requirements is acquired and subsequently is assigned a rating below "First Tier" by one or more of the rating organizations, the Board of Directors must assess promptly whether the security presents minimal credit risks and direct the Money Market Fund to take such action as the Board of Directors determines is in the best interest of the Money Market Fund and its shareholders. This responsibility cannot be delegated to the Advisor. However, this assessment by the Board of Directors is not required if the security is disposed of (by sale or otherwise) or matures within five Business Days of the time the Advisor learns of the lower rating. However, in such a case the Board of Directors must be notified thereafter.

In the event that a security acquired by the Money Market Fund either defaults (other than an immaterial default unrelated to the issuer's financial condition), or is determined no longer to present minimal credit risks, the Money Market Fund must dispose of the security (by sale or otherwise) as soon as practicable unless the Board of Directors finds that this would not be in the Money Market Fund's best interest.

FREMONT CALIFORNIA INTERMEDIATE TAX-FREE FUND:

Portfolio securities with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at the equivalent value of securities of comparable maturity, quality and type. However, in circumstances where the Advisor and/or Sub-Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The Fund deems the maturities of variable or floating rate instruments, or instruments which the Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

Where market quotations are not readily available, the Fund values securities (including restricted securities which are subject to limitations as to their sale) at fair value as determined in good faith by or under the direction of the Board of Directors.

The fair value of any other assets is added to the value of securities, as described above to arrive at total assets. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars and be made payable to Fremont Mutual Funds. Third party checks, credit cards and cash will not be accepted.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse that Fund for the loss incurred. Such loss shall be the difference between the net asset value of that Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.


Each Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, each Fund reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND. Each Fund may elect to redeem shares in assets other than cash but must pay in cash (if so requested) all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES. Any Fund may suspend redemption privileges or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed

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

other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.


TAXES - MUTUAL FUNDS

STATUS AS A "REGULATED INVESTMENT COMPANY." Each Fund will be treated under the Internal Revenue Code of 1986, as amended (the "Code") as a separate entity, and each Fund has elected and intends to continue to qualify to be treated as a separate "regulated investment company" under Subchapter M. To qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If a Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, a Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless that Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital

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

gain net income and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

SPECIAL TAX CONSIDERATIONS FOR THE FREMONT REAL ESTATE SECURITIES FUND. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but which may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REITs residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.


Even though the Fund has elected and intends to continue to qualify as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability. It is possible that the Fund will not receive cash distributions from the real estate investment trusts ("REITs") in which it invests in sufficient time to allow the Fund to satisfy its won distribution requirements using these REIT distributions. Accordingly, the Fund might be required to generate cash to make its own distributions, which may cause the Fund to sell securities at a time not otherwise advantageous to do so, or to borrow money to fund a distribution.


If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from a Fund in the same manner whether such dividends are received as shares or in cash. If a Fund does not receive any dividend income from U.S. corporations, dividends from that Fund will not be eligible for the dividends received deduction allowed to corporations. To the extent that dividends received by a Fund would qualify for the dividends received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment

NET CAPITAL GAINS. Any distributions designated as being made from a Fund's net capital gains will be taxable as long-term capital regardless of the holding period of the shareholders of that Fund's shares. . The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains for corporate shareholders is the same as the maximum tax rate for ordinary income.

Capital loss carryforwards result when a Fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

NON-U.S. SHAREHOLDERS. Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

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

OTHER INFORMATION. The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Section 1256of the Code, futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain, or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Section 988 of the Code may also apply to currency transactions. Under Section 988 of the Code, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988 of the Code, special provisions determine the character and timing of any income, gain, or loss. The Funds will attempt to monitor transactions under Section 988 of the Code to avoid an adverse tax impact. See also "Investment Objectives, Policies, and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of a Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

Under the Code, a Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. A Fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce such Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders (except with respect to the Global Fund, the International Growth Fund, and the Emerging Markets Fund) will be entitled to a foreign tax credit or deduction for such foreign taxes.

With respect to the Global Fund, the International Growth Fund, or the Emerging Markets Fund, so long as it (i) qualifies for treatment as a regulated investment company, (ii) is liable for foreign income taxes, and (iii) more than 50% of its total assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the applicable Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends, and (ii) either deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund's shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-divided with respect to the dividend without protection from risk of loss.

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

Similar requirements apply to the Fund with respect to each qualifying dividend the Fund receives. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

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

ADDITIONAL INFORMATION

CUSTODIAN. State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian for the Investment Company's assets, and as such safekeeps the Funds' portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.


INDEPENDENT AUDITORS; FINANCIAL STATEMENTS. The Investment Company's independent auditor is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Funds as of October 31, 1998 incorporated herein by reference are audited. Such financial statements are included herein in reliance on the opinion of PricewaterhouseCoopers LLP given on the authority of said firm as experts in auditing and accounting.

LEGAL OPINIONS. The validity of the shares of common stock offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104. In addition to acting as counsel to the Investment Company, Paul, Hastings, Janofsky & Walker LLP has acted and may continue to act as counsel to the Advisor and its affiliates in various matters.

USE OF NAME. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.


SHAREHOLDER VOTING RIGHTS. The Investment Company currently issues shares in 11 series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.


LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

CERTAIN SHAREHOLDERS. To the best knowledge of the Funds, shareholders owning 5% or more of the outstanding shares of the Funds as of record are set forth below:


                            SHAREHOLDER                                    % HELD AS OF JANUARY
FUND                        NAME & ADDRESS                                        12, 2000
----                        --------------                                 --------------------
Money Market Fund           Bechtel Mast Trust for Qualifed Employees               53%
                            100 Plaza One
                            Mailstop 3048
                            Jersey City, NJ 07311


Bond Fund                   Bechtel Mast Trust for Qualifed Employees               48%
                            100 Plaza One
                            Mailstop 3048
                            Jersey City, NJ 07311

                            Charles Schwab & Co., Inc.                              12%
                            101 Montgomery Street
                            San Francisco, CA  94104-4122

Real Estate Securities      Charles Schwab & Co., Inc.                              54%
Fund                        101 Montgomery Street
                            San Francisco, CA  94104-4122

                            National Financial Services Corp                        14%
                            FBO Sal Vella
                            200 Liberty Street
                            New York, NY  10281-1003

                            National Investor Services Corp                         8%
                            55 Water Street
                            New York, NY  10041-0098

Global Fund                 Bechtel Mast Trust for Qualifed Employees               51%
                            100 Plaza One
                            Mailstop 3048
                            Jersey City, NJ 07311

Growth Fund                 BF Fund Limited                                         15%
                            50 Fremont Street, Ste. 3600
                            San Francisco, CA  94105-2239

                            Fremont Sequoia Holding LP                              7%
                            50 Fremont, Suite 3700
                            San Francisco, CA 94105-2230

International Growth Fund   BF Fund Limited                                         22%
                            50 Fremont Street, Ste. 3600
                            San Francisco, CA  94105-2239

                            Stephen D. Bechtel Jr. Trust                            11%
                            P.O. Box 193809
                            San Francisco, CA 94119-3809

                            Charles Schwab & Co., Inc.                              10%
                            101 Montgomery Street
                            San Francisco, CA  94104-4122

                                       67

U.S. Small Cap Fund         Charles Schwab & Co., Inc.                              28%
                            101 Montgomery Street
                            San Francisco, CA  94104-4122

                            Fremont Sequoia Holding LP                              19%
                            50 Fremont, Suite 3700
                            San Francisco, CA 94105-2230

                            National Financial Services Corp                        8%
                            FBO Sal Vella
                            200 Liberty Street
                            New York, NY  10281-1003

                            Enele Co. FBO Omni                                      6%
                            601 SW 2nd Ave., #1800
                            Portland, OR 97204-3154

Emerging Markets Fund       Fremont Investment Advisors, Inc.                       15%
                            333 Market Street, Ste. 2600
                            San Francisco, Ca  94105-2127

                            Charles Schwab & Co., Inc.                              13%
                            101 Montgomery Street
                            San Francisco, CA  94104-4122

                            Wells Fargo Bank                                        9%
                            Fremont Excess Benefit Plan
                            P.O. Box 9800
                            Calabasas, CA 91372-0800

                            Fremont Investors, Inc.                                 6%
                            50 Fremont  Street, Ste. 3600
                            San Francisco, CA  94105-2239

                            Fremont Group                                           6%
                            50 Fremont Street, Ste. 3600
                            San Francisco, CA  94105-2239

U.S. Micro-Cap Fund         Charles Schwab & Co., Inc.                              48%
                            101 Montgomery Street
                            San Francisco, CA  94104-4122

                            National Financial Services Corp                        17%
                            FBO Sal Vella
                            200 Liberty Street
                            New York, NY  10281-1003

                            National Investor Services Corp                         7%
                            55 Water Street
                            New York, NY  10041-0098

                                       68

California Intermediate     BF Fund Limited                                         42%
Tax-Free Fund               50 Fremont Street, Ste. 3600
                            San Francisco, CA  94105-2239

                            Charles Schwab & Co., Inc.                              13%
                            101 Montgomery Street
                            San Francisco, CA  94104-4122

                            Willis S. Slusser and Marion B. Slusser                 8%
                            200 Deer Valley Road, #1D
                            San Rafael,  CA  94903-5513


OTHER INVESTMENT INFORMATION. The Advisor directs the management of over $billion of assets and internally manages over $billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

The Global Fund's investment objectives are similar to the objectives of Bechtel Trust & Thrift Plan, Fund A. The Bond Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund B. The Money Market
Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund C.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

     (1)  U.S. Stocks: Standard & Poor's 500 Index;

     (2) Foreign Stocks: Morgan Stanley Europe, Australia and Far East (EAFE) Index;

     (3) Intermediate U.S. Bonds: Lehman Brothers Intermediate Government/ Corporate Bond Index;

     (4)  Foreign Bonds: Salomon Brothers Non-U.S. Dollar Bond Index;

     (5)  Money Market  Securities:  1980-1986,  90 day U.S. Treasury Bill rate:
          1987-1998 IBC First Tier Money Market Fund Average; and

     (6) The National Association of Real Estate Investment Trusts' (NAREIT) Equity REIT Index.


The total returns for the above indices for the years 1980 through 1999 are as follows (source: Fremont Investment Advisors, Inc.):

                         Foreign   Intermediate   Foreign   Money Market
           U.S. Stocks   Stocks     U.S. Bonds     Bonds     Securities   NAREIT
           -----------   ------     ----------     -----     ----------   ------

   1980       32.4%       24.4%         6.4%        14.2%       11.8%     28.02%
   1981       -5.0%       -1.0%        10.5%        -4.6%       16.1%      8.58%
   1982       21.3%       -0.9%        26.1%        11.9%       10.7%     31.64%
   1983       22.3%       24.6%         8.6%         4.4%        8.6%     25.47%
   1984        6.3%        7.9%        14.4%        -1.9%       10.0%     14.82%
   1985       31.8%       56.7%        18.1%        35.0%        7.5%      5.92%
   1986       18.7%       70.0%        13.1%        31.4%        5.9%     19.18%
   1987        5.1%       24.9%         3.7%        35.2%        6.0%    -10.67%

   1988       16.8%       28.8%         6.7%         2.4%        6.9%     11.36%
   1989       31.4%       11.1%        12.8%        -3.4%        8.5%     -1.81%
   1990       -3.2%      -23.0%         9.2%        15.3%        7.5%    -17.35%
   1991       30.6%       12.9%        14.6%        16.2%        5.5%     35.68%
   1992        7.7%      -11.5%         7.2%         4.8%        3.3%     12.18%
   1993       10.0%       33.3%         8.8%        15.1%        2.6%     18.55%
   1994        1.3%        8.1%        -1.9%         6.0%        3.6%      0.81%
   1995       37.5%       11.2%        15.3%        19.6%        5.3%     18.31%
   1996       23.0%        6.1%         4.1%         4.5%        4.8%     35.75%
   1997       33.4%        1.8%         7.9%        -4.3%        5.0%     29.14%
   1998       28.6%       20.0%         9.5%        11.5%        4.9%     -18.8%
   1999       21.0%       27.0%        -2.2%        -5.1%        4.5%     -6.48%


The Bond Fund, the Real Estate Securities Fund, the Global Fund, the Growth Fund, the International Growth Fund, the U.S. Small Cap Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund are best suited as long-term investments. While they offer higher potential total returns than certificates of deposit or money market funds (including the Money Market Fund), they involve added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results (yield or total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.

Current yield for the Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of October 31, 1998, the seven-day current yield for the Money Market Fund was 5.15%.

Effective Yield (or 7-day compound yield) for the Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and then dividing the difference by the value of the account, at the beginning of the base period to obtain this base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

                                                         365/7
              EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)      -1].

The resulting yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 1998, the effective yield for the Money Market Fund was 5.28%.

With  respect  to  the  Bond  Fund,  the  Global  Fund,  the  Growth  Fund,  the
International Growth Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund, the average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $10,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                        n
                                  P(1+T)  = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five, and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, each Fund will provide lifetime average annual total return figures.


The average annual total returns of the Funds for the periods ended October 31, 1999 are as follows:


--------------------------------------------------------------------------------
                                                                        SINCE
                                           1 YEAR       5 YEARS       INCEPTION
                                           ------       -------       ---------
--------------------------------------------------------------------------------

Money Market Fund                           4.89%         5.38%          5.45%
--------------------------------------------------------------------------------
Bond Fund                                   0.01%         8.78%          6.76%
--------------------------------------------------------------------------------
Real Estate Securities Fund                -0.07%           --         -10.76%
--------------------------------------------------------------------------------
Global Fund                                17.37%        12.01%         10.41%
--------------------------------------------------------------------------------
Growth Fund                                24.24%        21.93%         17.27%
--------------------------------------------------------------------------------
International Growth Fund                  38.70%         8.43%          7.83%
--------------------------------------------------------------------------------
U.S. Small Cap Fund                        84.60%           --          26.64%
--------------------------------------------------------------------------------
Emerging Markets Fund                      36.16%           --          -2.25%
--------------------------------------------------------------------------------
U.S. Micro-Cap Fund                       110.46%        32.42%         30.96%
--------------------------------------------------------------------------------
California Intermediate Tax-Free Fund      -0.68%         6.04%          5.99%

--------------------------------------------------------------------------------

The Bond Fund and California Intermediate Tax-Free Fund may each quote its yield, which is computed by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                          6
YIELD = 2[((a - b)/cd + 1)  - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
          d = the maximum offering price per share on the last day of the period

The Bond Fund's 30-day yield as of October 31, 1998 was 6.03%. The California Intermediate Tax-Free Fund's 30-day yield as of October 31, 1998 was 3.55%.

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of a Fund with, or refer to, the following:

     (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     (3) Statistics reported by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

     (4) Standard & Poor's "500" Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

     (5)  Dow Jones Industrial Average.

     (6)  CNBC/Financial News Composite Index.

     (7)  Russell 1000 Index,  which  reflects the common stock price changes of
          the  1,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (8)  Russell 3000 Index,  which  reflects the common stock price changes of
          the  3,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (9) Wilshire 5000 Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

     (10) Salomon Brothers Broad Investment Grade Index,  which is a widely used
          index   composed  of  U.S.   domestic   government,   corporate,   and
          mortgage-backed fixed income securities.

     (11) Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.

     (12) Morgan Stanley Europe, Australia and Far East (EAFE) Index, which is composed of foreign stocks.

     (13) IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

     (14) Salomon Brothers World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

     (15) Lehman  Brothers  Government/Corporate  Bond Index,  which is a widely
          used  index  composed  of  investment  quality  U.S.   government  and
          corporate fixed-income securities.

     (16) Lehman Brothers Government/Corporate Intermediate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

     (17) Salomon Brothers World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

     (18) 90-day  U.S.  Treasury  Bills  Index,   which  is  a  measure  of  the
          performance of constant maturity 90-day U.S. Treasury Bills.

     (19) IBC First Tier Money Fund Average, which is an average of the 30-day yield of approximately 250 major domestic money market funds.

     (20) Salomon Brothers Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

     (21) Salomon Brothers Non-Dollar Bond Index, which is composed of foreign corporate and government fixed income securities.

     (22) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

     (23) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

     (24) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

     (25) Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

     (26) International   Financial   Statistics,   which  is  produced  by  the
          International Monetary Fund.

     (27) Various publications and annual reports such as the World Development Report, produced by the World Bank and its affiliates.

     (28) Various publications from the International Bank for Reconstruction and Development/The World Bank.

     (29) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch IBCA, Inc. and Standard Poor's Ratings Group.

     (30) Various publications from the Organization for Economic Cooperation and Development.

     (31) Bechtel Trust & Thrift Plan, Fund A (Global Multi-Asset Fund), Fund B (Bond Fund), Fund C (Money Market Fund), and Fund D (U.S. Stock
          Fund).*

* Bechtel Trust & Thrift Plan performance results include reinvestment of dividends, interest, and other income, and are net of investment management fees. Results for Fund A, Fund B, and Fund D were in part achieved through the efforts of investment managers selected by Fremont Investment Advisors or its predecessor organizations.

Indices prepared by the research departments of such financial organizations as the Sub-Advisor of the Funds; J.P. Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian Development Bank; Bloomberg, L.P.; Morningstar, Inc; Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; and Ibbottson Associates of Chicago, Illinois ("Ibbotson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, Money Magazine, Forbes, The Wall Street Journal, Investor's Business Daily, Fortune, Smart Money, Business Week, and Barron's.

The Advisor believes the Funds are an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Funds do not represent a complete investment program, and investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Funds may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in a Fund or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

A Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Funds may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Funds differ from bank investments in several respects. The Funds may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Funds will have a fluctuating share price and return and are not FDIC insured.

A Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, a Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

A Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Funds may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Funds may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Funds may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Funds may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

A Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include the following:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 each year to an IRA (or 100% of compensation, whichever is less). Married couples with a non-working spouse or a spouse not covered by an employers plan can make a completely deductible IRA contribution for that spouse as long as their combined adjusted gross income does not exceed $150,000. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year after you become 70 1/2, or thereafter.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAS AND SIMPLE IRAS: Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

ROTH IRA: The Roth IRA allows investment of after-tax dollars in a retirement account that provides tax-free growth. Funds can be withdrawn without federal income tax or penalty after the account has been open for five years and the age of 59 1/2 has been attained.

PROFIT SHARING (INCLUDING 401(K) AND MONEY PURCHASE PENSION PLANS): Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

3) The number of listed companies: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates, and Salomon Brothers, Inc.

6) Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

7) The Consumer Price Index and inflation rate: The World Bank, Datastream, and International Finance Corporation.

8)   Gross Domestic Product (GDP): Datastream and The World Bank.

9) GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

10)  Population: The World Bank, Datastream, and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

14) Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18)  Political and economic structure of countries: Economist Intelligence Unit.

19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

20)  Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor or a Sub-Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that the Fremont Mutual Funds' investment objectives will be achieved.

                                   Appendix 1
                       APPENDIX A: DESCRIPTION OF RATINGS

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO):
---------------------------------------------------------------

There are currently five NRSROs: Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR"), Fitch IBCA, Inc. ("Fitch"), and Thomson Bankwatch, Inc. ("TBW"). Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated single "A" or better by an NRSRO, or if unrated by an NRSRO, by an entity deemed to be of comparable quality by the Advisor, using guidelines approved by the Board of Directors.

DESCRIPTION OF COMMERCIAL PAPER RATINGS:
----------------------------------------


MOODY'S INVESTORS SERVICE. Ratings are opinions of the ability of issuers to repay punctually senior debt obligations. Moody's employs the designation "Prime-1" to indicate commercial paper having the highest ability for timely repayment.

Issuers rated Prime-1 "have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."


STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - "This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation."

FITCH IBCA, INC.'s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. "+" or "-" may be appended to a rating to denote relative status within major rating categories.

F1 - "Highest Credit Quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptional strong credit feature."


DUFF & PHELPS CREDIT RATING CO. employs the designation "D-1" to indicate high-grade short-term debt.

                                   Appendix 1

D-1+ - "Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources or funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations."


D-1 - "Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are very small."


D-1- - "High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small."

THOMSON BANKWATCH assigns short-term debt ratings ranging from "TBW-1" to "TBW-4." Important factors that may influence its assessment are the overall financial health of the particular company, and the probability that the government will come to the aid of a troubled institution in order to avoid a default or failure.

TBW-1 - "The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis."


DESCRIPTION OF OTHER SHORT-TERM RATINGS
---------------------------------------

MOODY'S INVESTORS SERVICE has four rating categories for short-term obligations that define an investment grade situation. These designations range from MIG 1 for best quality through MIG 4 for adequate quality.

MIG 1/VMIG 1 - "denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG 2/VMIG 2 - "denotes high quality. Margins of protection are ample although not so large as in preceding group."

STANDARD & POOR'S RATINGS GROUP short-term issue credit ratings range from SP-1 to Sp-3.

SP-1 - "Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation."

SP-2 - "Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes."


DESCRIPTION OF BOND RATINGS:
----------------------------


MOODY'S INVESTORS SERVICE rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:


                                   Appendix 2

Aaa - Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as `gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


Aa - High quality by all standards. "They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


A - Upper medium grade obligations. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa - Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:


AAA - Highest rating. "The obligors' capacity to meet its financial commitment on the obligation is extremely strong."

AA - "An obligation rated AA differs from the highest-rated obligation only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."

A - "An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."

                                   Appendix 3

BBB - "exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation."

BB, B, CCC, CC, and C - "Obligations rated BB, B, CCC, CC, and C are regarded as having speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."

FITCH IBCA, INC. rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be diversely affected by foreseeable events."

AA - "Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

A - "High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

BBB - "Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category."

BB - "Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

B - "Highly speculative. `B' rating indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.."


DUFF & PHELPS CREDIT RATING CO. rates the long-term debt securities of various entities in categories ranging from "AAA" to "DD." The ratings from "AA" through "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

                                   Appendix 4

AAA - "Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt."

AA - "High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions."

A - "Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress."

BBB - "Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles."

BB - "Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category."

B - "Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade."

THOMSON BANKWATCH rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Indicates that the ability to repay principal and interest on a timely basis is extremely high."

AA - "Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category."

A - " Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

BBB - "The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

BB - "While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations."

B - "Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis."

                                   Appendix 5

                           FREMONT MUTUAL FUNDS, INC.

                    FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND

                             TOLL-FREE: 800-548-4539

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus. This Statement of Additional Information supplements the Prospectus for the Fremont Institutional U.S. Micro-Cap Fund (the "Fund") dated February 10, 2000 and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

The date of this Statement of Additional Information is February 10, 2000.

                                TABLE OF CONTENTS

                                                                            PAGE


The Corporation..............................................................  3
Investment Objective, Policies, And Risk
  Considerations.............................................................  4
Investment Restrictions...................................................... 18
Investment Company Directors And Officers.................................... 21
Investment Advisory And Other Services....................................... 23
Execution Of Portfolio Transactions.......................................... 25
How To Invest................................................................ 26
Other Investment And Redemption Services..................................... 28
Taxes - Mutual Funds......................................................... 29
Additional Information....................................................... 32
Investment Results........................................................... 34
Appendix A: Description Of Ratings........................................... 42

THE CORPORATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed, open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. This Statement of Additional Information pertains to the Fremont Institutional U.S. Micro-Cap Fund (the "Fund"). Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. The Advisor's Investment Committee oversees the portfolio management of the Fund.

The professional staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of the Advisor's clients.

The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Fund. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Fund. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time-to-time at the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

INVESTMENT OBJECTIVE, POLICIES, AND RISK CONSIDERATIONS

The  descriptions   below  are  intended  to  supplement  the  material  in  the
Prospectus.


Under normal market conditions, at least 65% of the total assets of the Fund will be invested in equity securities of U.S. micro-cap companies (described below). These companies would have a market capitalization that would place them in the smallest 10% of market capitalization measured at the time of purchase. The Fund will generally seek companies whose market capitalization fall within the smallest 5% of the U.S. exchange listed companies or on the OTC market. As the value of the total market capitalziation changes, the smallest 5% cap size many also change. Up to 25% of the Fund's total assets, at the time of purchase, may be invested in securities of micro-cap companies domiciled outside the United States, including sponsored and unsponsored American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may also invest in stock index futures contracts, options on index futures and options on portfolio securities and stock indices.

Although the Fund invests primarily in common stocks and securities convertible into common stock, for liquidity purposes it will normally invest a portion of its assets in high quality debt securities and money market instruments with remaining maturities of one year or less, including repurchase agreements. Whenever, in the judgment of the Advisor or the Sub-Advisor, market or economic conditions warrant, the Fund may, for temporary defensive purposes, invest without limitation in these instruments. Of course, during times that the Fund is investing defensively, the Fund will not be able to pursue its stated investment objective. The Fund may also hold other types of securities from time to time, including non-convertible bonds and preferred stocks, in an amount not exceeding 5% of its net assets. Preferred stocks and bonds will be, at the time of purchase, (i) rated in the top two categories of Moody's Investor Service, Inc. (Aaa or Aa) or Standard & Poor's Ratings Group, (AAA or AA), or (ii) have a comparable rating by another Nationally Recognized Statistical Rating Organization ("NRSRO), or (iii) be of comparable quality as determined by the Advisor and/or Sub-Advisor.

GENERAL INVESTMENT POLICIES

DIVERSIFICATION.  The Fund  intends  to operate  as a  "diversified"  management investment company, as defined in the 1940 Act. A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), "Government Securities" (as defined below), securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States.

MONEY MARKET INSTRUMENTS. The Fund may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Fund's quality guidelines. The Fund also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor and/or Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by an NRSRO, or an entity of comparable quality as determined by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A to the Statement of Additional information for a description of rating categories.

U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.


REPURCHASE AGREEMENTS. As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer, or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a period of less than one week. The seller must maintain with the

Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.


REVERSE REPURCHASE AGREEMENTS AND LEVERAGE. The Fund may enter into reverse repurchase agreements which involve the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price. The Fund will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by the Fund; accordingly, the Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.


FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS. The Fund may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently, banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor and/or Sub-Advisor, prescribed for the Fund by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.


The Fund may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Fund. The Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

SWAP AGREEMENTS. The Fund may enter into interest rate, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.


The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high-grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's and/or Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered as illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor and/or Sub-Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. There is always a risk that the securities may not be delivered and that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of the Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

COMMERCIAL BANK OBLIGATIONS. For the purposes of the Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of the Fund. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.


TEMPORARY DEFENSIVE POSTURE. When a temporary defensive posture in the market is appropriate in the Advisor's and/or Sub-Advisor's opinion, the Fund may temporarily invest up to 100% of its assets in high quality, short-term debt securities and money market instruments, including repurchase agreements. The Fund may also hold other types of securities from time to time, including bonds.

BORROWING. The Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

LENDING OF PORTFOLIO SECURITIES. For the purpose of realizing additional income, the Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit, or such other collateral as may be permitted under the Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice. The Fund will not have the right to vote equity securities while they are being lent, but it will call a loan in anticipation of any vote in which it seeks to participate.

PORTFOLIO TURNOVER. The Fund may trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

SHARES OF INVESTMENT COMPANIES. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.


The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.


ILLIQUID AND RESITRICTED SECURITIES. The Fund may invest up to 15% of its net assets in all forms of "illiquid securities."

An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). However, a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Advisor, the Sub-Advisor and the Fund believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Fund may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The Board, however, will retain sufficient oversight and will be ultimately responsible for the determination.

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

REDUCTION IN BOND RATING. In the event that the rating for any security held by the Fund drops below the minimum acceptable rating applicable to the Fund, the Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See Appendix A for a complete description of the bond ratings.

WRITING COVERED CALL OPTIONS. The Fund may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. The purpose of writing covered call options is to generate additional premium income for the Fund. This premium income will serve to enhance the Fund's total return and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.


A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him or her to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his or her obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Fund will write only covered call options. This means that the Fund will only write a call option on a security, index, or currency which the Fund already effectively owns or has the right to acquire without additional cost.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely limits the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency. The Fund will identify assets for the purpose of segregation to cover the call. The Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Fund receives from writing a call option reflects, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor and/or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability in the Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of the Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency. The Fund will pay transaction costs in connection with the purchasing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.


Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.


WRITING COVERED PUT OPTIONS. The Fund may write covered put options. With a put option, the purchaser of the option has the right to sell, and the writer (seller) may have the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the writer is short the put options, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund may write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Advisor and/or Sub-Advisors wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.


PURCHASING PUT OPTIONS. The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.


The Fund may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor and/or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Fund may also purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by the Fund when purchasing a put option will be recorded as an asset in the Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

PURCHASING CALL OPTIONS. The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. The Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by the Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Fund will commit no more than 5% of its assets to premiums when purchasing call options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the Fund's current return. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.


DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.

Although futures contracts typically require future delivery of and payment for financial instruments or currencies, the futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the future Contract.

As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

The Fund may enter into interest rate, S&P Index (or other major market index), or currency futures contracts as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. The Fund's hedging may include sales of Futures as an offset against the effect of expected increases in currency exchange rates, purchases of such Futures as an offset against the effect of expected declines in currency exchange rates, and purchases of Futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, the Fund will segregate cash and liquid securities to cover any related liability.

The Fund will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to currency exchange rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

The Fund will not enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such futures contracts.


A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

Using Stock Index contracts in anticipation of market transactions involves certain risks. Although the Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not correlate perfectly with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.


FUTURES CONTRACTS GENERALLY. Persons who trade in futures contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Fund, whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

A public market exists in futures contracts covering foreign financial instruments such as U.K. Pound and Japanese Yen, among others. Additional futures contracts may be established from time to time as various exchanges and existing futures contract markets may be terminated or altered as to their terms or methods of operation.

The Fund's Futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase.

"Margin" with respect to Futures and futures contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain the

Fund's open positions in futures contracts. A margin deposit ("initial margin") is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Contract. futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the futures contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset values, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, trading of futures contracts involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Most futures exchanges in the United States limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

OPTIONS ON INTEREST RATE AND/OR CURRENCY FUTURES CONTRACTS. Options on futures contracts are similar to options on fixed income or equity securities or options on currencies, except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the futures contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Fund may purchase call and put options on the underlying securities or currencies. Such options would be used in a manner identical to the use of options on futures contracts. To reduce or eliminate the leverage then employed by the Fund or to reduce or eliminate the hedge position then currently held by the Fund, the Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.


FORWARD CURRENCY AND OPTIONS TRANSACTIONS. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund typically engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing.

A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.


Currency options may be either listed on an exchange or traded  over-the-counter
(OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Fund will not purchase an OTC option unless the Advisor and/or Sub-Advisor believes that daily valuation for such option is readily obtainable.

INVESTMENT RESTRICTIONS

The Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. The policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that the Fund may not:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities.

     2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Fund may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

     3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     4. Make loans, except that the Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

     5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding.

     6.   Change its status as a diversified investment company.

     7. Issue senior securities, except as permitted under the 1940 Act, and except that the Investment Company and the Fund may issue shares of common stock in multiple series or classes.

     8. Notwithstanding any other fundamental investment restriction or policy, the Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as the Fund.

Other current investment policies of the Fund, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. The Fund may not:

     9.   Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.

     10.  Mortgage,  pledge or hypothecate any of its assets, provided that this
          restriction   shall  not  apply  to  the  transfer  of  securities  in
          connection with any permissible borrowing.

     11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

     12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years continuous operation.

     13. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

     14. Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

     15. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.

     16. Make short sales of securities or maintain a short position, except that the Fund may sell short "against the box."

     17. Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer.

     18. Acquire more than 3% of the outstanding voting securities of any one investment company.


Certain market strategies and market definitions applicable to the Fund - such as the market capitalization ranges - may be adjusted from time to time to reflect changing market circumstances subject to review and approval by the Fund's Board of Directors.

INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Fund is a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

                                         DATE OF                                             PRINCIPAL OCCUPATIONS AND BUSINESS
NAME AND ADDRESS                         BIRTH            POSITIONS HELD                     EXPERIENCE FOR PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------

David L. Redo(1)(2)(4)                   9-1-37           Chairman and Director,             President, CEO, CIO and Director,
Fremont Investment, Advisors, Inc.                                                           Fremont Investment Advisors, Inc.;
333 Market Street, 26th Floor                                                                Managing Director, Fremont Group, LLC
San Francisco, CA  94105                                                                     and Fremont Investors, Inc.;
                                                                                             Director, Sequoia Ventures,
                                                                                             Sit/Kim International
                                                                                             Investment Associates, and
                                                                                             J.P. Morgan Securities Asia.

Michael H. Kosich(1)(2)                  3-30-40          President and Director             7/96 - Present, Managing Director,
Fremont Investment Advisors, Inc.                                                            Fremont Investment Advisors, Inc.;
333 Market Street, 26th Floor                                                                10/77 - 7/96, Senior Vice President
San Francisco, CA 94105                                                                      Business Development, Benham
                                                                                             Management.

Richard E. Holmes(3)                     5-14-43          Director                           Vice President and Director, BelMar
P.O. Box 479                                                                                 Advisors, Inc. (marketing firm)
Sanibel, FL 33957


Donald C. Luchessa(3)                    2-18-30          Director                           Principal, DCL Advisory
DCL Advisory                                                                                 (marketer for investment
4105 Shelter Bay Avenue                                                                      advisors).
Mill Valley, CA 94941

David L. Egan(3)                         5-1-34           Director                           President, Fairfield Capital
Fairfield Capital Associates, Inc.                                                           Associates, Inc. Founding
1640 Sylvaner                                                                                Partner of China Epicure, LLC
St. Helena, CA  94574                                                                        and Palisades Trading
                                                                                             Company, LLC

Kimun Lee                                6-17-46          Director                           Principal of Resources
Resources Consolidated                                                                       Consolidated (a consulting and
235 Montgomery Street, Ste 968                                                               investment banking service
San Francisco, CA 94104                                                                      group).

Albert W. Kirschbaum(4)                  8-17-38          Senior Vice President              Managing Director, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA  94105


Peter F. Landini(4)                      5-10-51          Executive Vice President,          Managing Director, Treasurer,
Fremont Investment Advisors, Inc.                         and Treasurer                      and COO, Fremont Investment
333 Market Street, 26th Floor                                                                Advisors, Inc.; 1/94 - 7/98,
San Francisco, CA 94105                                                                      Director, J.P. Morgan
                                                                                             Securities, Asia


Norman Gee                               3-29-50          Vice President                     Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Alexandra W. Kinchen(4)                  4-25-45          Vice President                     Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

                                       22

Andrew L. Pang(4)                        4-15-49          Vice President                     Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Robert J. Haddick(4)                     2-26-60          Vice President                     Senior Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

W. Kent (Ken) Copa                       10-19-46         Vice President                     Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105


Tina Thomas                              8-7-49           Vice President, Secretary, and     6/96 -Present  Vice President,
Fremont Investment Advisors, Inc.                         Chief Compliance Officer           Secretary, and Chief Compliance
333 Market Street, 26th Floor                                                                Officer, Fremont Investment Advisors,
San Francisco, CA 94105                                                                      Inc., 9/88 - 5/96  Chief
                                                                                             Compliance Officer and Vice
                                                                                             President, Bailard, Biehl &
                                                                                             Kaiser, Inc. (BB&K);
                                                                                             Treasurer, BB&K International
                                                                                             Fund Group, Inc. and BB&K
                                                                                             Fund Group; Principal, BB&K
                                                                                             Fund Services, Inc.


Richard G. Thomas                        1-7-57           Senior Vice President              Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Gretchen Hollstein                       3-23-67          Vice President                     Vice President, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors,  Inc.
333 Market Street, 26h Floor
San Francisco, CA 94105

Allyn Hughes                             6-12-60          Vice President                     4/93 - Present, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105

Yvonne Garcia                            11-13-68         Vice President                     2/96 - Present, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor                                                                7/90 - 2/96, Product Manager,
San Francisco, CA 94105                                                                      GT Global, Inc.


Jack Gee                                 9-12-59          Vice President and                 10/97 - Present, Vice President
Fremont Investment Advisors, Inc.                         Controller                         and Chief Financial Officer, Fremont
333 Market Street, 26th Floor                                                                Investment Advisors, Inc.; 11/95-10/97,
San Francisco, CA 94105                                                                      Chief Financial Officer and Treasurer
                                                                                             Sife, Inc.;6/91-6/95, Controller,
                                                                                             Concord General Corp

Conor Sheridan                           7-5-69           Vice President                     10/94 - Present, Fremont
Fremont Investment Advisors, Inc.                                                            Investment Advisors, Inc.
333 Market Street, 26th Floor
San Francisco, CA 94105


(1) Director who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
(2)  Member of the Executive Committee.
(3)  Member of the Audit Committee and the Contracts Committee.
(4)  Member of the Fremont Investment Committee.


During the fiscal year ended October 31, 1999, Richard E. Holmes and David L. Egan each received $16,000, and Donald C. Luchessa and Kimun Lee each received $12,000 for serving as directors of the Investment Company.

As of January 12, 2000, the officers and directors as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Investment Company.

INVESTMENT ADVISORY AND OTHER SERVICES

MANAGEMENT AGREEMENT. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay sub-transfer agency fees when such entities are engaged in connection with share holdings in the Fund acquired by certain retirement plans.

For its services under the Investment Advisory and Administration Agreement (the "Advisory Agreement"), the Advisor is paid a monthly fee at the annual rate of 1.15% of the Fund's average net assets. The Fund will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

The allocation of general Investment Company expenses among its series is made on a basis that the Directors deem fair and equitable, which may be based on the relative net assets of each series or the nature of the services performed and relative applicability to each series.


As noted in the Prospectus, the Advisor has agreed to reduce some or all of its fees under the Advisory Agreement if necessary to keep total operating expenses, expressed on an annualized basis, at or below the rate of 1.25% of the Fund's average net assets. Any reductions made by the Advisor in its fees are subject to reimbursement by the Fund within the following three years provided the Fund is able to effect such reimbursement and remain in compliance with the foregoing expense limitation. In considering approval of the Fund's Advisory Agreement, the Board of Directors specifically considered and approved the provision which permits the Advisor to seek reimbursement of any reduction made to its fees within the three-year period. The Advisor's ability to request reimbursement is subject to various conditions. First, any reimbursement is subject to the Fund's ability to effect such reimbursement and remain in compliance with the 1.25% limitation on annual operating expenses. Second, the Advisor must specifically request the reimbursement from the Board of Directors. Third, the Board of Directors must approve such reimbursement as appropriate and not inconsistent with the best interests of the Fund and the shareholders at the time such reimbursement is requested. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until collection is probable; but the full amount of the potential liability will appear in a footnote to the Fund's financial statements. At such time as it appears probable that the Fund is able to effect such reimbursement, that the Advisor intends to seek such reimbursement and that the Board of Directors has or is likely to approve the payment of such reimbursement, the amount of the reimbursement will be accrued as an expense of the Fund for that current period.

The Advisory Agreement with respect to the Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to the Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act). As of October 31, 1999, the Fund paid $741,582 to the Advisor and as of October 31, 1998, the Fund paid $570,933 to the Advisor.


The Advisor's employees may engage in personal securities transactions. However, the Investment Company and the Advisor have adopted a Code of Ethics for the purpose of establishing standards of conduct for the Advisor's employees with respect to such transactions. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval of the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Fund or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.


THE SUB-ADVISOR. The Advisory Agreement authorizes the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, if required by the law, the shareholders of the Fund. Pursuant to this authority, Kern Capital Management LLC ("the Sub-Advisor") serves as the Fund's Sub-Advisor. The Sub-Advisor is partially owned by the Advisor. The Sub-Advisor will be overseen by the members of the Fremont Investment Committee. See "Investment Company Directors and Officers."

The Portfolio Management Agreement between the Advisor and the Sub-Advisor (the "Portfolio Management Agreement") provides that the Sub-Advisor agrees to manage the investment of the Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statements (including, but not limited to, the investment objective, policies, and restrictions delineated in the Fund's current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

For its services under the Portfolio Management Agreement, the Advisor has agreed to pay the Sub-Advisor a monthly fee equal to the annual rate of 0.75% of the Fund's average net assets. For the fiscal year ended October 31, 1999, Kern Capital Management LLC received from the Advisor (not the Fund) subadvisory fees of $486,063. For the fiscal year ended October 31, 1998, Kern Capital Management LLC received from the Advisor (not the Fund) subadvisory fees of $372,340.

The Portfolio Management Agreement for the Fund continues in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. The Agreement may be terminated at any time without the payment of any penalty, by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, the Agreement automatically terminates in the event of its assignment.

PRINCIPAL UNDERWRITER. The Fund's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018 (the "Distributor"). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor will receive compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 1998 for services as Distributor.

TRANSFER AGENT. The Advisor has engaged State Street Bank and Trust Company, c/o NFDS, P.O. Box 419343, Kansas City, Missouri, 64141, to serve as Transfer and Dividend Disbursing Agent and shareholder service agent. The Transfer Agent is not involved in determining investment policies of the Fund or its portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of State Street Bank and Trust Company are paid by the Fund and thus borne by the Fund's shareholders. State Street Bank and Trust Company has contracted with National Financial Data Services to serve as shareholder servicing agent. A depository account has been established at United Missouri Bank of Kansas City through which all payments for the funds will be processed.


The Fund may compensate third-party service providers who act as a shareholder servicing agent or who perform shareholder servicing normally performed by the Fund.

ADMINISTRATOR. The Advisor has retained Investment Company Administration, L.L.C. (the "Sub-Administrator"), with offices at 2020 East Financial Way, Suite 100, Glendora, California 91741. The Administration Agreement provides that the Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, prospectuses, statements of additional information, marketing materials; prepare all required filings necessary to maintain the Funds' notice filings to sell shares in all states where the Funds currently do, or intends to do, business; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to .02% of the first $1 billion of each Fund's average daily net assets, 0.015% thereafter, subject to a minimum annual fee of $20,000. In addition, the Sub-Administrator will prepare periodic financial reports, shareholder reports and other regulatory reports or filings required for the Funds; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For these additional services, the Advisor (not the Fund) will pay the Sub-Administrator an annual fee of $100,000 for the years 2000, 2001, and 2002. After the year 2002, the Sub-Administrator will receive from the Advisor

(not the Fund) an annual fee, calculated on each Fund's average daily net assets, equal to 0.005% of the first $2 billion and 0.0025% thereafter.


EXECUTION OF PORTFOLIO TRANSACTIONS


There are occasions in which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor and/or Sub-Advisor including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Advisor and/or Sub-Advisor believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the Fund and the other series of the Investment Company.


The Fund contemplates purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although the Fund will endeavor to achieve the best net results on its portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Fund in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which the Fund may invest are generally traded in the over-the-counter markets.


The aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal years ended October 31, 1997, October 31, 1998, and October 31, 1999, is $22,796, $156,765, and $202,686 respectively. The Fund began operations on August 6, 1997.

Subject to the requirement of seeking the best available prices and executions, the Advisor and/or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor and/or Sub-Advisor for the benefit of the Fund and/or other accounts served by the Advisor and/or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor and/or Sub-Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor and/or Sub-Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor and/or Sub-Advisor in managing the Fund's portfolio.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or an affiliated person of such person. As of October 31, 1999, the Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Merrill Lynch & Co., Inc $3,998,818 and State Street Bank $487,707.


HOW TO INVEST

PRICE OF SHARES. The price to be paid by an investor for shares of the Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and
(ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday.

The Fund will calculate its net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). The Fund's portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when a shareholder has no access to the Fund. See also in the Prospectus at "General Investment Policies - Special Considerations in International Investing," "Calculation of Net Asset Value and Public Offering Price," "How to Invest," "How to Redeem Shares," and "Shareholder Account Services and Privileges - Exchanges Between Funds."

     1. Fixed-income obligations with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day. Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

     2. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     3. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by the Fund used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made.


     4. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor and/or Sub-Advisor.


     5. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

     6. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

THE OPEN ACCOUNT. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Sub-Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

PAYMENT AND TERMS OF OFFERING. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Sub-Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars and made payable to Fremont Mutual Funds. Third party checks, credit cards, and cash will not be accepted.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse the Fund for the loss incurred. Such loss shall be the difference between the net asset value of the Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.


The Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by the Sub-Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Fund reserves the right to reject any offer for a purchase of shares by any individual.

REDEMPTION IN KIND. The Fund may elect to redeem shares in assets other than cash but must pay in cash (if so requested) all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period.

SUSPENSION OF REDEMPTION PRIVILEGES. The Fund may suspend redemption privileges or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.


TAXES - MUTUAL FUNDS


STATUS AS A "REGULATED INVESTMENT COMPANY." The Fund will be treated under the Internal Revenue Code of 1986, as amended (the "Code") as a separate entity, and the Fund intends to qualify and elect, and to continue to qualify, to be treated as a separate "regulated investment company" under Subchapter M of the Code. To qualify for the tax treatment afforded a regulated investment company under the Code, the Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If the Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, the Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though the Fund has elected and intends to continue to qualify as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability.


If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

DISTRIBUTIONS OF NET INVESTMENT INCOME. Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from the Fund in the same manner whether such dividends are received as shares or in cash. If the Fund does not receive any dividend income from U.S. corporations, dividends from the Fund will not be eligible for the dividends received deduction allowed to corporations. To the extent that dividends received by the Fund would qualify for the dividends received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment


NET CAPITAL GAINS. Any distributions designated as being made from the Fund's net capital gains will be taxable as long-term capital gains regardless of the holding period of the shareholders of the Fund's shares. The maximum federal capital gains rate for individuals is 20% with respect to capital assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.


Capital loss carryforwards result when the Fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

NON-U.S. SHAREHOLDERS. Under the Code, distributions of net investment income by the Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 30% or lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.


OTHER INFORMATION. The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Section 1256 of the Code, futures contracts held by the Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to currency transactions. Under Section 988 of the Code, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988 of the Code, special provisions determine the character and timing of any income, gain, or loss. The Fund will attempt to monitor transactions under Section 988 of the Code to avoid an adverse tax impact. See also "Investment Objective, Policies, and Risk Considerations" in this Statement of Additional Information.


Any loss realized on redemption or exchange of the Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

Under the Code, the Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. The Fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders will be entitled to a foreign tax credit or deduction for such foreign taxes.

The Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). Currently, PFICs are the only or primary means by which the Fund may invest in some countries. If the Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders. In addition to bearing their proportionate share of the Fund's expenses, shareholders will also bear indirectly similar expenses of PFICs in which the Fund has invested. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.


In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund's shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend without protection from risk of loss. Similar requirements apply to the Fund with respect to each qualifying dividend the Fund receives. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.


The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by the Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION


CUSTODIAN. State Street Bank & Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, acts as Custodian for the Investment Company's assets, and as such safekeeps the Fund's portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

INDEPENDENT AUDITORS; FINANCIAL STATEMENTS. The Investment Company's independent auditor is PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105. PricewaterhouseCoopers LLP will conduct an annual audit of the Fund, assist in the preparation of the Fund's federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Fund as of October 31, 1998 incorporated herein by reference are audited. Such financial statements are included herein in reliance on the opinion of PricewaterhouseCoopers LLP given on the authority of said firm as experts in auditing and accounting.


LEGAL OPINIONS. The validity of the shares of common stock offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104. In addition to acting as counsel to the Investment Company, Paul, Hastings, Janofsky & Walker LLP has acted and may continue to act as counsel to the Advisor and its affiliates in various matters.

USE OF NAME. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.


SHAREHOLDER VOTING RIGHTS. The Investment Company currently issues shares in 12 series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.


LIABILITY OF DIRECTORS AND OFFICERS. The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

CERTAIN SHAREHOLDERS. To the best knowledge of the Fund, shareholders owning 5% or more of the outstanding shares of the Fund as of record are set forth below:


SHAREHOLDER                                             % HELD AS OF JANUARY
NAME & ADDRESS                                                 12, 2000
--------------                                                 --------
Bechtel Mast Trust for Qualified Employees                        50%
100 Plaza One
Jersey City, NJ 07311

Charles Schwab & Co.                                              19%
101 Montgomery Street
San Francisco, Ca  94104-4122

National Financial Services Corp.                                  8%
200 Liberty Street
New York, NY 10281-1003

Wells Frago Bank                                                   7%
FBO KLA Tencor 401(k) Retirement Plan
P.O. Box 9800
Calabasas, CA 91372-0800


OTHER INVESTMENT INFORMATION. The Advisor directs the management of over $ billion of assets and internally manages over $ billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

     (1)  U.S. Stocks: Standard & Poor's 500 Index;

     (2) Foreign Stocks: Morgan Stanley Europe, Australasia and Far East (EAFE) Index;
     (3) Intermediate U.S. Bonds: Lehman Brothers Intermediate Government/Corporate Bond Index;
     (4) Foreign Bonds: Salomon Brothers Non-U.S. Dollar Bond Index; and Money Market Securities: 1980-1986, 90 day U.S. Treasury Bill rate:
          1987-1998 IBC First Tier Money Market Fund Average.

The total returns for the above indices for the years 1980 through 1999 are as follows (source: Fremont Investment Advisors, Inc.):

               U.S.      Foreign     Intermediate     Foreign     Money Market
              Stocks     Stocks       U.S. Bonds       Bonds       Securities

1980          32.4%        24.4%          6.4%         14.2%          11.8%
1981          -5.0%        -1.0%         10.5%         -4.6%          16.1%
1982          21.3%        -0.9%         26.1%         11.9%          10.7%
1983          22.3%        24.6%          8.6%          4.4%           8.6%
1984           6.3%         7.9%         14.4%         -1.9%          10.0%
1985          31.8%        56.7%         18.1%         35.0%           7.5%
1986          18.7%        70.0%         13.1%         31.4%           5.9%
1987           5.1%        24.9%          3.7%         35.2%           6.0%
1988          16.8%        28.8%          6.7%          2.4%           6.9%
1989          31.4%        11.1%         12.8%         -3.4%           8.5%
1990          -3.2%       -23.0%          9.2%         15.3%           7.5%
1991          30.6%        12.9%         14.6%         16.2%           5.5%
1992           7.7%       -11.5%          7.2%          4.8%           3.3%

1993          10.0%        33.3%          8.8%         15.1%           2.6%
1994           1.3%         8.1%         -1.9%          6.0%           3.6%
1995          37.5%        11.2%         15.3%         19.6%           5.3%
1996          23.0%         6.1%          4.1%          4.5%           4.8%
1997          33.4%         1.8%          7.9%         -4.3%           5.0%
1998          28.6%        20.0%          9.5%         11.5%           4.9%
1999          21.0%        27.0%         -2.2%         -5.1%           4.5%


The Fund is best suited as a long-term investment. While it offers higher potential total returns than certificates of deposit or money market funds, it involves added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

The Investment Company offers shares in twelve additional series under separate Prospectuses and Statements of Additional Information.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results of the Fund in advertisements or in reports furnished to current or prospective shareholders.

The average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                        n
                                  P(1+T)  = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. The Fund will calculate total return for one, five, and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, the Fund will provide lifetime average annual total return figures.

The Fund's investment results will vary from time to time depending upon market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that current or past total return should not be considered representations of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing the Fund's investment results with those published for other investment companies and other investment vehicles. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of the Fund with, or refer to, the following:

     (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of

          Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     (3) Statistics reported by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

     (4) Standard & Poor's "500" Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks. (5) Dow Jones Industrial Average.

     (6)  CNBC/Financial News Composite Index.

     (7)  Russell 1000 Index,  which  reflects the common stock price changes of
          the  1,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (8)  Russell 2000 Index,  which  reflects the common stock price changes of
          the  2,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (9)  Russell 3000 Index,  which  reflects the common stock price changes of
          the  3,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (10) Wilshire 5000 Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

     (11) Salomon Brothers Broad Investment Grade Index,  which is a widely used
          index   composed  of  U.S.   domestic   government,   corporate,   and
          mortgage-backed fixed income securities.

     (12) Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.


     (13) Morgan Stanley Europe, Australasia and Far East (EAFE) Index, which is composed of foreign stocks.


     (14) IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

     (15) Salomon Brothers World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

     (16) Lehman  Brothers  Government/Corporate  Bond Index,  which is a widely
          used  index  composed  of  investment  quality  U.S.   government  and
          corporate fixed income securities.

     (17) Lehman Brothers Government/Corporate Intermediate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

     (18) Salomon Brothers World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

     (19) 90-day  U.S.  Treasury  Bills  Index,   which  is  a  measure  of  the
          performance of constant maturity 90-day U.S. Treasury Bills.

     (20) IBC First Tier Money Fund Average, which is an average of the 30-day yield of approximately 250 major domestic money market funds.

     (21) Salomon Brothers Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

     (22) Salomon Brothers Non-Dollar Bond Index, which is composed of foreign corporate and government fixed income securities.

     (23) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

     (24) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

     (25) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

     (26) Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

     (27) International   Financial   Statistics,   which  is  produced  by  the
          International Monetary Fund.

     (28) Various publications and annual reports such as the World Development Report, produced by the World Bank and its affiliates.

     (29) Various publications from the International Bank for Reconstruction and Development/The World Bank.

     (30) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch Investors Service, and Standard Poor's Ratings Group.

     (31) Various publications from the Organization for Economic Cooperation and Development.

Indices prepared by the research departments of such financial organizations as J.P. Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian
Development Bank; Bloomberg, L.P.; Morningstar, Inc; Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; Prudential Securities, Inc.; Smith Barney Inc.; and Ibbottson Associates of Chicago, Illinois ("Ibbottson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, Money Magazine, Forbes, The Wall Street Journal, Investor's Business Daily, Fortune, Smart Money, Business Week, and Barron's.

The Advisor believes the Fund is an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Fund does not represent a complete investment program, and investors should consider the Fund as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Fund may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in the Fund or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

The Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Fund may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Fund differs from bank investments in several respects. The Fund may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Fund will have a fluctuating share price and return and is not FDIC insured. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

The Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, the Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Fund may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Fund may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in the Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Fund may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

The Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Fund may also discuss these accounts and plans which include the following:

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 each year to an IRA (or

100% of compensation, whichever is less). If your spouse is not employed, a total of $2,250 may be contributed each year to IRAs set up for each individual (subject to the maximum of $2,000 per IRA). Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year after you become 70 1/2, or thereafter.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAS AND SIMPLE IRAS: Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

ROTH IRA: The Roth IRA allows investment of after-tax dollars in a retirement account that provides tax-free growth. Funds can be withdrawn without federal income tax or penalty after the account has been open for five years and the age of 59 1/2 has been attained.

PROFIT SHARING (INCLUDING 401(K) AND MONEY PURCHASE PENSION PLANS): Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Fund and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

3) The number of listed companies: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World Indices.

5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates, and Salomon Brothers, Inc.

6) Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

7) The Consumer Price Index and inflation rate: The World Bank, Datastream, and International Finance Corporation.

8)   Gross Domestic Product (GDP): Datastream and The World Bank.

9) GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

10)  Population: The World Bank, Datastream, and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

12) Age distribution within populations: Organization for Economic Cooperation and Development and United Nations.

13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

14) Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18)  Political and economic structure of countries: Economist Intelligence Unit.

19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

20)  Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that the Fund's investment objective will be achieved.

                       APPENDIX A: DESCRIPTION OF RATINGS

DESCRIPTION OF COMMERCIAL PAPER RATINGS:

MOODY'S INVESTORS SERVICE, INC. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

STANDARD & POOR'S RATINGS GROUP'S ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation."

FITCH INVESTORS SERVICES, INC.'s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ - "Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment."

F-1 - "Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+."

DUFF & PHELPS CREDIT RATING CO. employs the designation "D-1" to indicate high-grade short-term debt.

D-1+ - "Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources or funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations."

                                   Appendix-1

D-1 - "Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor."

D-1- - "High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small."

IBCA LIMITED's short-term ratings range from "A1" for the highest quality obligation to "C" for the lowest.

A1 - "Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of 'A1+' is assigned."

THOMSON BANKWATCH assigns short-term debt ratings ranging from "TBW-1" to "TBW-4." Important factors that may influence its assessment are the overall financial health of the particular company, and the probability that the government will come to the aid of a troubled institution in order to avoid a default or failure.

TBW-1 - "The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis."

DESCRIPTION OF BOND RATINGS:

MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa - Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa - High quality by all standards. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A - Upper medium grade obligations. These bonds possess many favorable investment attributes. "Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

                                   Appendix-2

Baa - Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

STANDARD & POOR'S RATINGS GROUP rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA - High grade. "Very strong capacity to pay interest and repay principal."

A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

FITCH INVESTORS SERVICES, INC. rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

AA - "Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds are rated
'AAA'  and  'AA'   categories  are  not   significantly   vulnerable  to
foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'."

A - "Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

                                   Appendix-3

BBB - "Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings."

DUFF & PHELPS CREDIT RATING CO. rates the long-term debt securities of various entities in categories ranging from "AAA" to "DD." The ratings from "AA" through "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt."

AA - "High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions."

A - "Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress."

BBB - "Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles."

IBCA LIMITED rates the long-term debt securities of various entities in categories ranging from "AAA" to "C." The ratings below "AAA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially."

AA - "Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly."

A - "Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk."

                                   Appendix-4

BBB - "Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories."

THOMSON BANKWATCH rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Indicates that the ability to repay principal and interest on a timely basis is extremely high."

AA - "Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category."

A - " Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

BBB - "The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

                                   Appendix-5

                           FREMONT MUTUAL FUNDS, INC.

                                     PART C

Item 23.  Exhibits

     (a)  (1)  Articles of Incorporation -- on file (File No. 811-5632)

          (2)  Articles of Amendment -- on file (File No. 811-5632)

          (3)  Articles  of  Amendment  changing  name  --  on  file  (File  No.
               811-5632)

          (4) Articles Supplementary relating to shares of International Growth Fund -- on file (File No 811-5632 under Post-Effective Amendment No. 16 filed December 29, 1993)

          (5) Articles Supplementary for Income Fund, changing name to Bond Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1, 1994)

          (6) Articles Supplementary relating to shares of the International Small-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

          (7) Articles Supplementary relating to shares of the U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

          (8) Articles Supplementary relating to shares of the Emerging Markets Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 22 filed April 10, 1996)

          (9) Articles Supplementary relating to shares of the Institutional U.S. Micro Cap Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

          (10) Articles Supplementary relating to shares of the U.S. Small Cap Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

          (11) Articles  Supplementary  relating  to shares  of the Real  Estate
               Securities   Funds  --  on  file   (File   No.   811-5632   Under
               Post-Effective Amendment No. 31 file March 2, 1998)

          (l2) Articles Supplementary relating to shares of the Select Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

     (b) Bylaws -- on file (File No. 811-5632 under Post- Effective Amendment No. 21 filed January 20, 1996)

     (c)  Instruments Defining Rights of Security Holder -Not Applicable

     (d) (1) Amended and Restated Investment Advisory and Administrative Services Agreement relating to Money Market Fund, Global Fund, California Intermediate Tax-Free Fund, Bond Fund, Growth Fund and Emerging Markets Fund on file (File No. 811-5632)

          (2) Investment Advisory and Administrative Services Agreement relating to International Growth Fund - on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1,
               1994)

          (3)  Investment   Advisory  and   Administrative   Services  Agreement
               relating to International Small-Cap Fund and U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 19 filed August 1, 1994)

          (4) Portfolio Management Agreement with Pacific Investment Management Co. and Fremont Investment Advisors, Inc. for Bond (formerly Income) Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1, 1994)

          (5) Portfolio Management Agreement with Acadian Asset Management, Inc. and Fremont Investment Advisors, Inc. for International Small Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

          (6) Form of Portfolio Management Agreement with Credit Lyonnais International Asset Management (HK) Limited for Emerging Markets Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 22 filed April 10, 1996)

          (7) Investment Advisory and Administrative Services Agreement relating to Institutional U.S. Micro Cap Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2,
               1998)

          (8)  Investment   Advisory  and   Administrative   Services  Agreement
               relating to U.S. Small Cap Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

          (9) Investment Advisory and Administrative Services Agreement relating to Real Estate Securities Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2,
               1998)

          (10) Investment   Advisory  and   Administrative   Services  Agreement
               relating to Select Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

          (11) Portfolio Management Agreement with Kern Capital Management LLC and Fremont Investment Advisors, Inc. for U.S. Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 31 file March 2, 1998)

          (12) Portfolio Management Agreement with Kern Capital Management LLC and Fremont Investment Advisors, Inc. for Institutional U.S. Micro-Cap Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

          (13) Portfolio Management Agreement with Kern Capital Management LLC and Fremont Investment Advisors, Inc. for U.S. Small-Cap Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998

          (14) Portfolio Management Agreement with Kensington Investment Group and Fremont Investment Advisors, Inc. for Real Estate Securities Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

          (15) Portfolio Management Agreement with Bee & Associates, Inc. and Fremont Investment Advisors, Inc. for International Small Cap Fund B -- on file (File No. 811-5632 Under Post-Effective Amendment No. 32 file April 15, 1998)

          (16) Portfolio Management Agreement with Capital Guardian Trust Company and Fremont Investment Advisors, Inc. for International Growth Fund B -- on file (File No. 811-5632 Under Post-Effective Amendment No. 32 file April 15, 1998)

          (17) Portfolio Management Agreement with Rayner Associates, Inc. and Fremont Investment Advisors, Inc. for California Intermediate Tax-Free Fund - on file (File No. 811-5632 Under Post-Effective Amendment No. 33 file December 15, 1998)

          (18) Contractual Expense Limitation Agreement between Fremont Investment Advisors and each of the Fremont Mutual Funds - (File No. 811-5632 under Post-Effective Amendment No. 34, filed March 1, 1999)

     (e) Distribution Agreement with First Fund Distributors, Inc.-- on file (File No. 811-5632 under Post-Effective Amendment No. 28 filed October 17, 1997)

     (f)  Bonus Profit Sharing Contracts - Not applicable


     (g) (1) Custodian Agreement with The Northern Trust Company -- on file (File No. 811-5632 under Post-Effective Amendment No. 21 filed January 20, 1996)

          (2) Custody Agreement with Investors Fiduciary Trust Company - on file (File No. 811-5632 under Post-Effective Amendment No. 34 filed March 1, 1999)

          (3) Custody Agreement with State Street Bank and Trust Company - file herewith

     (h) (1) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Fremont Investment Advisors, Inc. -- on file (File No. 811-5632 under Post-Effective Amendment No. 23 filed February 28, 1997)

          (2) Sub-Transfer Agency Agreement with Countrywide Fund Services, Inc. -- on file (File No. 811-5632 under Post-Effective Amendment No. 23 filed February 28, 1997)

          (3) Administration Agreement with Investment Company Administration Corporation (File No. 811-5632 under Post-Effective Amendment No. 28 filed October 17, 1997)

          (4) License Agreement relating to the Mark "Fremont" with Fremont Investment Advisors, Inc. -- on file (File No. 811-5632)

          (5) Investment Accounting Agreement between Investors Fiduciary Trust Company and Fremont Mutual Funds, Inc. -- on file (File No. 811-5632 under Post-Effective Amendment No. 17 filed March 1,
               1994)

          (6)  Sub-Transfer   Agency  Agreement  with  National  Financial  Data
               Services, Inc. -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

          (7) Transfer Agency Agreement with National Financial Data Services, Inc. - to be filed

          (8) Investment Accounting Agreement with State Street Bank and Trust Company - file herewith

     (i)  Opinion of Counsel

          (1)  Opinion and Consent of Counsel - file herewith

          (2) Institutional U.S. Micro-Cap Fund B -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

          (3) U.S. Small Cap Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

          (4) Real Estate Securities Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

          (5) Select Fund -- on file (File No. 811-5632 Under Post-Effective Amendment No. 31 file March 2, 1998)

     (j)  Independent Auditors' Consent - file herewith

     (k)  Omitted Financial Statements - Not Applicable.

     (l)  Initial Capital Agreements

          (1) Subscription Agreement with initial shareholders -- on file (File No. 811-5632 under Post-Effective Amendment filed May 1992)

          (2) Subscription Agreement with initial shareholders of International Growth Fund - on file (File No. 811-5632 under Post-Effective Amendment No. 16 filed December 29, 1993)

          (3) Subscription Agreement with initial shareholders of International Small-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

          (4)  Subscription   Agreement  with  initial   shareholders   of  U.S.
               Micro-Cap Fund -- on file (File No. 811-5632 under Post-Effective Amendment No. 18 filed April 22, 1994)

     (m) Form of Plan of Distribution Pursuant to Rule 12b-1 -- on file (File No. 811-5632 under Post-Effective Amendment No. 31 file March 2, 1998)

     (n) Financial Data Schedule. Financial Data Schedules are incorporated by reference to Form NSAR-B filed on December 30, 1998.

     (o)  18f-3 Plan - Not Applicable.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

          Stephen D. Bechtel, Jr. and members of his family, including trusts for family members, would be considered controlling persons under applicable Securities and Exchange Commission regulations, on account of their shareholdings in the Funds.

Item 25.  INDEMNIFICATION

          Article VII(g) of the Articles of Incorporation, filed as Exhibit (1),
          Item 24(b), provides for indemnification of certain persons acting on behalf of the Funds.

          The Funds and the Advisor are jointly insured under an errors and omissions policy issued by American International Specialty Lines Insurance Company.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Registrant's charter and bylaws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In particular, the Articles of the Company provide certain limitations on liability of officers and directors. In the event that a claim for indemnification against such liabilities (other than the payment by the Series of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

          The information required by this item is contained in the Form Adv of the following entities and is incorporated herein by reference:

          NAME OF INVESTMENT ADVISOR                           FILE NO.
          --------------------------                           --------
          Kern Capital Management LLC                          801-54766
          Pacific Investment Management Company                801-48187
          CMG First State (Hong Kong) LLC
          Kensington Investment Group                          801-44964
          Capital Guardian Trust
          Mellon Capital Management Corporation
          SIT Investment Associates, Inc.

Item 27.  Principal Underwriter.

          (a) First Fund Distributors, Inc. is the principal underwriter for the following investment companies or series thereof:

               Advisors Series Trust
               Allegiance Investment Trust
               Builders Fixed Income Fund, Inc.
               Guinness Flight Investment Funds
               Fleming Mutual Fund Group, Inc.
               Fremont Mutual Funds
               Investors Research Fund, Inc.
               Jurika & Voyles Mutual Funds
               Kayne Anderson Mutual Funds
               Masters' Select Funds Trust
               O'Shaughnessy Funds, Inc.
               PIC Investment Trust
               Purisima Funds
               Professionally Managed Portfolios
               Rainier Investment Management Mutual Funds
               Brandes Investment Funds
               RNC Mutual Fund Group, Inc.
               Trust For Investment Managers
               Puget Sound Alternative Investment Series Trust
               Dessauer Global Equity Fund

          (b) The following information is furnished with respect to the officers of First Fund Distributors, Inc.:


Name and Principal      Position and Offices with First    Positions and Offices
Business Address*       Fund Distributors, Inc.                with Registrant
-----------------       -----------------------                ---------------

Robert H. Wadsworth     President and Treasurer                     None

Steven J. Paggioli      Vice President and Secretary        Assistant Secretary

Eric M. Banhazl         Vice President                      Assistant Treasurer

               *The principal business address of persons and entities listed is 4455 E. Camelback Road, Suite 261E, Phoenix, AZ 85018.

          (c)  The distributor receives and annual fee of $50,000 per year.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books, and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Registrant and its investment manager, Fremont Investment Advisors, Inc., 333 Market Street, 26th Floor, San Francisco, California 94105. Other books and records will be maintained by the sub-advisers to the Funds.

          Records covering stockholder accounts and portfolio transactions are also maintained and kept by the Funds' Transfer Agent, National Financial Data Services, Inc., and by the Custodian and Fund Accountants, Investors Fiduciary Trust Company.

Item 29.  MANAGEMENT SERVICES

          There are no management-related services contracts not discussed in Parts A and B.

Item 30.  UNDERTAKINGS

          (a)  Inapplicable

          (b) The information required by part 5A of the Form N-1A is or will be contained in the latest annual report to shareholders, and Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (c) The Registrant undertakes that within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, which is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Director of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will: (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such
          Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                           SIGNATURE OF THE REGISTRANT

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco, and the State of California, on the 10th day of February 2000.

                                        FREMONT MUTUAL FUNDS, INC.

                                        By: /S/ _________________
                                                DAVID L. REDO
                                                Chairman


     Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities listed, and each on _______________________.

PRINCIPAL EXECUTIVE OFFICER:

/S/  __________________                    Chairman and Chief
David L. Redo                              Executive Officer


PRINCIPAL ACCOUNTING OFFICER:

/S/  ________________
Jack Gee                                   Vice President and Controller

DIRECTORS:



/S/   RICHARD E. HOLMES*                             Director
-----------------------------
Richard E. Holmes


/S/   DONALD C. LUCHESSA*                            Director
-----------------------------
Donald C. Luchessa


/S/   DAVID L. EGAN*                                 Director
-----------------------------
David L. Egan


/S/                                                  Director
-----------------------------
Peter F. Landini


/S/                                                  Director
-----------------------------
David L. Redo


/S/                                                  Director
-----------------------------
Michael H. Kosich


*By: /s/
    -----------------------------
    Robert M. Slotky
    Pursuant to Power of Attorney -- on file
              (File No. 811-5632 under Post-Effective
              Amendment No. 31 file March 2, 1998)

PART C OF FORM N-1A
-------------------

                                  EXHIBIT INDEX
                                  -------------

ITEM           DESCRIPTION
----           -----------

99. (g.)(3)    Custody Agreement with State Street Bank & Trust Company

99. (h.)(8)    Investment  Accounting  Agreement  with State Street Bank & Trust
               Company

99. (i.)       Opinion of Counsel

99. (j.)       Independent Auditor's Consent